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                                                                  EXHIBIT 10.32


                      NEBRASKA INVESTMENT FINANCE AUTHORITY

                                     ISSUER

                                       AND



                   NORWEST BANK NEBRASKA, NATIONAL ASSOCIATION

                                     TRUSTEE




                               INDENTURE OF TRUST



                            Dated as of March 1, 1997



                         $2,850,000 VARIABLE RATE DEMAND
                INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 1997
                    (TRANSCRYPT INTERNATIONAL, INC. PROJECT)






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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PARTIES..................................................................... 1

RECITALS.................................................................... 2

GRANTING CLAUSES............................................................ 3

ARTICLE I         DEFINITIONS, EXHIBITS AND GENERAL PROVISIONS.............  4
      Section 1.1       Definitions........................................  4
      Section 1.2       Rules of Interpretation............................ 15

ARTICLE II        THE BONDS................................................ 17
      Section 2.1       Authorized Amount and Form of Bonds................ 17
      Section 2.1A      Form of Fixed Rate Bond............................ 31
      Section 2.2       Initial Issue...................................... 41
      Section 2.3       Variable Rate...................................... 42
      Section 2.4       Fixed Rate......................................... 43
      Section 2.5       Execution.......................................... 44
      Section 2.6       Authentication..................................... 44
      Section 2.7       Delivery of Initial Issue.......................... 44
      Section 2.8       Mutilated, Lost, Stolen, Destroyed or
                        Untendered Bonds................................... 45
      Section 2.9       Ownership of Bonds................................. 45
      Section 2.10      Preparation of Definitive Bonds;
                              Temporary Bonds.............................. 46
      Section 2.11      Registration, Transfer and Exchange of
                        Bonds.............................................. 46
      Section 2.12      Interest Rights Preserved.......................... 48
      Section 2.13      Cancellation of Bonds.............................. 48

ARTICLE III       REDEMPTION OF BONDS BEFORE MATURITY...................... 49
      Section 3.1       Redemption......................................... 49
      Section 3.2       Partial Redemption of Bonds........................ 50
      Section 3.3       Procedure for Redemption........................... 51
      Section 3.4       Payment of Bonds Upon Redemption................... 51
      Section 3.5       No Partial Redemption After Default................ 52
      Section 3.6       Cancellation....................................... 52

ARTICLE IV        PURCHASE AND REMARKETING OF BONDS........................ 53
      Section 4.1       Purchase of Bonds at Option of Holder.............. 53
      Section 4.2       Mandatory Tender of Bonds.......................... 54
      Section 4.3       Duties of Trustee.................................. 54


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      Section 4.4       Remarketing of Bonds............................... 55
      Section 4.5       Purchase of Tendered Bonds......................... 56
      Section 4.6       Delivery of Bonds.................................. 56
      Section 4.7       Purchase Not to Constitute a Redemption............ 57
      Section 4.8       Untendered Bonds................................... 57
      Section 4.9       Purchase of Bonds in Lieu of Certain
                        Redemptions and Acceleration....................... 57

ARTICLE V         GENERAL COVENANTS........................................ 60
      Section 5.1       Payment of Principal, Premium and
                        Interest........................................... 60
      Section 5.2       Performance of and Authority for
                        Covenants.......................................... 60
      Section 5.3       Instruments of Further Assurance................... 60
      Section 5.4       Recording and Filing............................... 60
      Section 5.5       Books and Records.................................. 61
      Section 5.6       Bondholders' Access to Bond Register............... 61
      Section 5.7       Rights Under Loan Agreement........................ 61

ARTICLE VI        FUNDS AND ACCOUNTS....................................... 62
      Section 6.1       "Trust Moneys" Defined............................. 62
      Section 6.2       Construction Fund.................................. 62
      Section 6.3       Variable Rate Demand Industrial Develop
                        ment Revenue Bond Fund (Transcrypt
                        International, Inc. Project)....................... 63
      Section 6.4       Bond Purchase Fund................................. 66
      Section 6.5       Deposit of Funds with Paying Agent................. 69

ARTICLE VII       LETTER OF CREDIT......................................... 71
      Section 7.1       Delivery of Letter of Credit....................... 71
      Section 7.2       Draws under the Letter of Credit................... 71
      Section 7.3       Disposition of Moneys Drawn Under Letter
                        of Credit.......................................... 72
      Section 7.4       Alternate Letter of Credit......................... 72
      Section 7.5       Reinstatement of Letter of Credit Upon
                        Drawing Under Section 7.2.......................... 73
      Section 7.6       Pledge of Funds to Reimbursement Bank.............. 74
      Section 7.7       Grant of Subordinate Security Interest
                        to Reimbursement Bank.............................. 74

ARTICLE VIII      INVESTMENTS.............................................. 75
      Section 8.1       Investments by Trustee............................. 75
      Section 8.2       Return on Investments.............................. 75
      Section 8.3       Computation of Balances in Fund.................... 77


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      Section 8.4       Rebate to United States............................ 77

ARTICLE IX        DISCHARGE OF LIEN........................................ 78
      Section 9.1       Discharge of Lien and Security Interests
                         .................................................. 78
      Section 9.2       Discharge of the Indenture......................... 78
      Section 9.3       Tax Call........................................... 79
      Section 9.4       Completion of Project.............................. 79

ARTICLE X         DEFAULT PROVISIONS AND REMEDIES.......................... 80
      Section 10.1      Events of Default.................................. 80
      Section 10.2      Acceleration....................................... 80
      Section 10.3      Remedies........................................... 81
      Section 10.4      Direction of Proceedings by Bondholders............ 82
      Section 10.5      Waiver of Stay or Extension Laws................... 82
      Section 10.6      Priority of Payment and Application of
                        Moneys............................................. 82
      Section 10.7      Remedies Vested in Trustee......................... 84
      Section 10.8      Rights and Remedies of Holders..................... 84
      Section 10.9      Termination of Proceedings......................... 85
      Section 10.10     Waiver of an Event of Default...................... 85

ARTICLE XI        THE TRUSTEE.............................................. 86
      Section 11.1      Acceptance of the Trustee.......................... 86
      Section 11.2      Trustee's Fees, Charges and Expenses............... 88
      Section 11.3      Notice to Holders of Default....................... 88
      Section 11.4      Intervention by Trustee............................ 89
      Section 11.5      Successor Trustee.................................. 89
      Section 11.6      Resignation by Trustee............................. 89
      Section 11.7      Removal of Trustee................................. 89
      Section 11.8      Appointment of Successor Trustee................... 90
      Section 11.9      Acceptance by Successor Trustees................... 90
      Section 11.10     Right of Trustee to Pay Taxes and Other
                        Charges............................................ 91
      Section 11.11     Trustees Protected in Relying Upon
                        Resolutions........................................ 91
      Section 11.12     Successor Trustee as Custodian of Bond
                        Fund and Paying Agent.............................. 91
      Section 11.13     Co-Trustee......................................... 91
      Section 11.14     Obligation of Trustee as to Reporting.............. 94
      Section 11.15     Successor Paying Agent............................. 94
      Section 11.16     Confirmation of the Trustee........................ 94
      Section 11.17     Remarketing Agent.................................. 95


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      Section 11.18     Qualifications of Remarketing Agent;
                        Resignation; Removal............................... 96

ARTICLE XII       SUPPLEMENTAL INDENTURES.................................. 97
      Section 12.1      Supplemental Indentures Not Requiring
                        Consent of Bondholders............................. 97
      Section 12.2      Supplemental Indentures Requiring
                        Consent of Holders................................. 97
      Section 12.3      Rights of Trustee.................................. 99
      Section 12.4      Consent of Reimbursement Bank...................... 99

ARTICLE XIII      AMENDMENTS TO LOAN AGREEMENT.............................100
      Section 13.1      Amendments Not Requiring Bondholder
                        Consent............................................100
      Section 13.2      Amendments Requiring Bondholder Consent............100
      Section 13.3      Consent of Reimbursement Bank......................101

ARTICLE XIV       MISCELLANEOUS PROVISIONS.................................102
      Section 14.1      Consent of Holders.................................102
      Section 14.2      Rights Under Indenture.............................102
      Section 14.3      Meetings of Bondholders............................102
      Section 14.4      Severability.......................................105
      Section 14.5      Notices............................................106
      Section 14.6      Required Approvals; Rights of
                              Reimbursement Bank...........................107
      Section 14.7      Counterparts.......................................107
      Section 14.8      Limitation of Liability of Issuer and
                        its Officers, Employees and Agents.................107
      Section 14.9      Amounts Remaining in Funds.........................108

SIGNATURES............................................................102, 103

EXHIBIT A   Legal Description of Project Premises..........................A-1

EXHIBIT B-1 Form of Investor Letter........................................B-1

EXHIBIT B-2 Form of Investor Letter........................................B-2


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                               INDENTURE OF TRUST


            THIS INDENTURE OF TRUST (the "Indenture") dated as of March 1, 1997, by and between the Nebraska Investment Finance Authority, a body politic and corporate, not a state agency but an independent instrumentality exercising essential public functions (the "Issuer"), and Norwest Bank Nebraska, National Association, a national banking association, authorized to accept and execute trusts of the character herein set out, with its principal office in Omaha, Nebraska (the "Trustee"):

                                   WITNESSETH

            WHEREAS:

            1. The Issuer is authorized by Sections 58-201 et seq., Reissue Revised Statutes of Nebraska, as amended (the "Act"), to issue industrial development revenue bonds to finance in whole or in part the cost of a "Project" (as hereinafter defined) for the public purposes expressed in the Act; and

            2. The Issuer and Transcrypt International, Inc., a Delaware corporation (the "Company") have made the necessary arrangements for the construction and equipping of an addition to the Company's existing manufacturing facility located in Lincoln, Lancaster County, Nebraska (the "Project") and to refinance the Issuer's Industrial Development Revenue Bonds (Transcrypt International, Ltd., Project), Series 1994, issued to finance acquisition, construction and equipping of a manufacturing facility for Company, and the Issuer has entered into a Loan Agreement with the Company (as hereinafter defined) which specifies the terms and conditions of said construction and equipping and provides for the Issuer to finance the Project by making a loan (the "Loan") to the Company to be funded through the issuance of $2,850,000 Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Transcrypt International, Inc. Project) (the "Bonds"), of the Issuer; and

            3. Under the terms of the Loan Agreement, the Company has agreed to repay the Bonds, and to secure the payment of the Bonds, Norwest Bank Minnesota, National Association (the "Bank") has agreed to issue its Irrevocable Letter of Credit (the "Original Letter of Credit") to the Trustee pursuant to a Letter of Credit and Reimbursement Agreement of even date herewith (the "Reimbursement Agreement") between the Company and Trustee (in its
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capacity under the Reimbursement Agreement, the "Reimbursement Bank"); and

            4. As security for the payment of the Bonds, the Issuer has agreed to assign and pledge to the Trustee, among other things, all right, title and interest of the Issuer in and to the Loan Agreement (except certain rights reserved to the Issuer under the terms of this Indenture), including the Basic Payments (as hereinafter defined); and

            5. Pursuant to the Reimbursement Agreement the Company has agreed to reimburse the Reimbursement Bank for draws under the Letter of Credit; and

            6. All things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, valid, binding and legal limited obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid contract for the security of the Bonds, have been done and performed; and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of said Bonds, subject to the terms hereof, have in all respects been duly authorized;

            NOW THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS, THIS INDENTURE
WITNESSETH:

            The Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Holders (as herein defined) thereof, in order to secure the payment of the principal of and interest and premium, if any, on the Bonds according to their tenor and effect and the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, does hereby grant, mortgage, grant a security interest in, assign, transfer in trust, and pledge to the Trustee, and to its successors in trust, and to them and their assigns forever, the following:

                                      FIRST

            All rights, title, interest and privileges of the Issuer in, to and under the Loan Agreement, including, but not limited to, all sums which the Issuer is entitled to receive from the Company pursuant to the Loan Agreement and in particular the Basic Payments


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(but excluding the Reserved Rights of the Issuer) and all other sums (including
Bond proceeds) which are required to be deposited in the trust accounts in accordance with Article VI hereof.

                                     SECOND

            The earnings derived from the investment of any of the foregoing sums as provided herein; and

                                      THIRD

            All Letter of Credit proceeds and any and all other property of every name and nature which may from time to time hereafter by delivery or by writing of any kind be subjected to the lien hereof by the Issuer or by anyone in its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same as additional security hereunder subject to the terms hereof.

            TO HAVE AND TO HOLD all the same (herein called the "Trust Estate") with all privileges and appurtenances hereby granted and assigned, or agreed or intended so to be, to the Trustee and its successors in trust and to them and their assigns forever;

            SUBJECT TO the rights of the Company under the Loan Agreement;

            IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all Holders from time to time of the Bonds issued under and secured by this Indenture, without privilege, priority or distinction as to lien or otherwise of any of the Bonds over any of the others except as otherwise provided herein;

            PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, or provide fully for payment as herein provided of the principal of the Bonds and the interest due or to become due thereon (together with premium, if any), at the time and in the manner set forth in the Bonds according to the true intent and meaning thereof, and shall make the payments into the Bond Fund as required under Article VI or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee sums sufficient for payment of the


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entire amount due or to become due thereon as herein provided and additional amounts as set forth in Article IX, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then this Indenture and the rights hereby granted shall cease, terminate and be void except as otherwise provided herein; otherwise, this Indenture shall be and remain in full force and effect.

            UNDER THE PROVISIONS OF THE ACT the Bonds may not be payable from or be a charge upon any funds of the Issuer other than the revenue pledged to the payment thereof nor shall the Issuer be subject to any pecuniary liability thereon and no Holder or Holders of the Bonds shall ever have the right to compel the Issuer to pay any Bonds or the interest and premium, if any, thereon, or to enforce payment thereof against any property of the Issuer, except as above provided; the Bonds shall not constitute a charge, lien or encumbrance, legal or equitable, upon any property of the Issuer, except as above provided; and no Bond shall constitute a debt of the Issuer within the meaning of any constitutional or statutory limitation, but nothing in the Act impairs the rights of Holders of Bonds issued under this Indenture to enforce the covenants made for the security thereof as provided in this Indenture and in the Act, and by authority of the Act the Issuer and the Trustee mutually covenant and agree, to the extent specifically provided herein, for the equal and proportionate benefit of all Holders of the Bonds, as follows:


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                                    ARTICLE I

                  DEFINITIONS, EXHIBITS AND GENERAL PROVISIONS

            Section 1.1 Definitions.

            In this Indenture the following terms have the following meanings unless the context hereof clearly requires otherwise, and any other terms defined in the Loan Agreement shall have the same meanings when used herein as assigned them in the Loan Agreement unless the context or use thereof indicates another or different meaning or intent:

      Act: Sections 58-201 et seq., Reissue Revised Statutes of Nebraska (1993), as amended;

      Act of Bankruptcy: any of the following events:

      (i) The Company shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of the Company or of all or a substantial part of its property, (b) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), or (c) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts;

      (ii) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (a) the liquidation, reorganization, dissolution, winding-up, or the composition or adjustment of debts, of the Company, (b) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of the assets of the Company, or (c) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts;

      (iii) The Issuer shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of the Issuer or of all or a substantial part of its property, (b) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), or (c) file a petition seeking to take advantage of any


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other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; or

      (iv) A proceeding or case shall be commenced, without the application or consent of the Issuer, in any court of competent jurisdiction, seeking (a) the liquidation, reorganization, dissolution, winding-up, or the composition or adjustment of debts, of the Issuer, (b) the appointment of a trustee, receiver, custodian, liquidator or the like of the Issuer or of all or any substantial part of the assets of the Issuer, or (c) similar relief in respect of the Issuer under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts;

      Additional Charges: the payments required by Section 4.4 of the Loan Agreement;

      Adjustment Date: Wednesday of each week or the next Business Day thereafter if such day is not a Business Day;

      Adjustment Period: the period beginning on the next day following an Adjustment Date and ending on the next succeeding Adjustment Date;

      Alternate Letter of Credit: any Letter of Credit delivered to the Trustee in accordance with Section 4.8(2) of the Loan Agreement and Section 7.4 hereof;

      Authorized Denominations: $100,000 or any greater amount in $5,000 multiples;

      Available Moneys: shall mean (i) moneys held by the Trustee in the Construction Fund or Bond Fund for a period of at least 92 consecutive days, during which period no Act of Bankruptcy shall have occurred, or (ii) proceeds of a drawing under the Letter of Credit;

      Bank: Norwest Bank Minnesota, National Association (the issuer of the Original Letter of Credit), its successors or assigns, including any other entity which may, from time to time, be the issuer of the Letter of Credit then in effect, as provided herein;

      Bank Insolvency: a decree or order of a court or agency or supervisory authority, having jurisdiction in the premises for the


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appointment of a conservator or receiver or liquidator of any insolvency, readjustment of debt , marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs has been entered against the Bank or the Bank has consented to the appointment of a conservator or receiver or liquidator in any such proceedings of or relating to the Bank or relating to all or substantially all of its property;

      Base Rate: the rate of interest publicly announced from time to time by Bank, or its successor, as its base or prime rate of interest, which rate shall change when and as such base rate changes;

      Basic Payments or Loan Payments: the payments required by Sections 4.2 and
4.3 of the Loan Agreement;

      Bond Closing: the date on which there is delivery by the Issuer of, and payment for, the Bonds;

      Bond Counsel: the firm of Rembolt Ludtke & Berger, Lincoln, Nebraska, or any other nationally recognized bond counsel experienced in tax exempt private activity bond financing selected by the Trustee and acceptable to the Issuer and the Company and, during the Letter of Credit Period, the Reimbursement Bank;

      Bond Fund: the fund so designated in Section 6.3 from which the principal of and interest on the Bonds are payable and within which shall be established a General Account and a Letter of Credit Account;

      Bond Purchase Fund: the fund so designated in Section 6.4 and within which there shall be established a Remarketing Account and a Letter of Credit Account;

      Bond Register: the register maintained by the Trustee pursuant to Section 2.11;

      Bondholder or Holder: the person in whose name a Bond is registered in the Bond Register;

      Bonds: the $2,850,000 Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Transcrypt International, Inc. Project) to be issued pursuant hereto;


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      Bond Year: each twelve (12) month period commencing March 1, and ending on the last day of the following February, provided that the first Bond Year shall commence on Bond Closing and end on the last day of February, 1998;

      Business Day: any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions in Minneapolis, Minnesota or Omaha, Nebraska are authorized or required by law to close;

      Code or Internal Revenue Code: the Internal Revenue Code of 1986, as amended, and all applicable Treasury Regulations;

      Company: Transcrypt International, Inc., a Delaware corporation, its successors and assigns, and any surviving, resulting or transferee corporation or other entity which may assume its obligations under, and pursuant to the terms of, the Loan Agreement;

      Company Bonds: any Bond or Bonds purchased by the Trustee for the account of the Company pursuant to Section 4.1 and 4.2 and held by the Trustee as the agent of the Reimbursement Bank, pursuant to the Reimbursement Agreement;

      Completion Date: the date established under Section 3.6 of the Loan Agreement;

      Computation Date: has the meaning assigned to it in Section 2.4;

      Condemnation: the word "Condemnation" or phrase "eminent domain" as used herein shall include the taking or requisition by governmental authority or by a person, firm or corporation acting under governmental authority and a conveyance made under threat of Condemnation, provided such conveyance is made with the approval of the Reimbursement Bank, and "Condemnation award" shall mean payment for property condemned or conveyed under threat of Condemnation;

      Construction Fund: the fund so designated in Section 6.2, from which fund Project Costs are reimbursed;

      Conversion Date: the date as of which the interest rate on the Bonds converts from a Variable Rate to a Fixed Rate as such date is established pursuant to Section 2.4;


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      Date of Taxability: the date as of which the interest on the Bonds is deemed includable in gross income for federal income tax purposes under a Determination of Taxability;

      Defaulted Interest: shall have the meaning stated in Section 2.2 hereof;

      Determination of Taxability: a determination that the interest income on any Bond is includable in gross income for federal income tax purposes under
Section 103 of the Code for any reason, other than during any period the Bonds are held by a "substantial user" of the Project or a "related person," as defined in Section 147(a) of the Code, which determination shall be deemed to have been made upon the occurrence of the first to occur of the following:

            (i) the date on which the Company determines that the interest income on any of the Bonds is includable in gross income for federal income tax purposes; or

            (ii) the date on which any change in law or final Treasury Regulation becomes effective or on which the Internal Revenue Service has issued any private ruling, technical advice or any other written communication to the effect that the interest income on any of the Bonds is includable in gross income for federal income tax purposes; or

            (iii) the date on which the Company shall receive notice from the Trustee in writing that the Trustee has been advised by any Holder of any Bond that the Internal Revenue Service has issued a notice which asserts that the interest on such Bond is includable in gross income for federal income tax purposes;

            (iv) the date on which the Company issues a statement to the effect that it has exceeded or intends to exceed the maximum capital expenditure permitted under Section 144(a)(4) of the Code; or

            (v) the date of which any Holder receives notice that the Company or the Trustee has taken any action inconsistent with, or has failed to act consistently with, the tax-exempt status of the Bonds;


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provided that no Determination of Taxability shall be deemed to have occurred as a result of a determination by the Company pursuant to clause (i) above unless such determination is supported by a written opinion of counsel in form satisfactory to the Trustee that the interest income on the Bonds is includable in gross income for federal income tax purposes;

      Discharge Date: the date on which all Outstanding Bonds are discharged under Article IX;

      Event of Default: any of the events set forth in Section 10.1;

      Facility: the Company's manufacturing facility located on Lot 1, Highlands Coalition 2nd Addition, in Lincoln, Lancaster County, Nebraska and all related improvements and equipment;

      Federal Bankruptcy Code: the United States Bankruptcy Reform Act of 1978, as amended, or any similar or succeeding federal bankruptcy law;

      Fixed Letter of Credit Rate: the Fixed Letter of Credit Rate established in accordance with Section 2.4;

      Fixed Letter of Credit Rate Period: the period from and including the Conversion Date upon which the interest rate on the Bonds converts from the Variable Rate to the Fixed Letter of Credit Rate, to and including payment in full of the Bonds;

      Fixed Rate: the Fixed Letter of Credit Rate or the Fixed Non-Letter of Credit Rate;

      Fixed Rate Interest Payment Date: the first March 1 or September 1 next succeeding the Conversion Date, and each March 1 and September 1 thereafter until payment in full of the Bonds, and any Redemption Date;

      Fixed Rate Period: the period from and including the Conversion Date to and including payment in full of the Bonds;

      Fund: any fund described in Article VI hereof;

      Government Obligations: shall mean direct general obligations of, or obligations the prompt payment of the principal of and the


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
interest is unconditionally guaranteed by, the United States of America;

      Holder or Bondholder: the person in whose name a Bond is registered in the Bond Register;

      Indenture: this Indenture of Trust by and between the Issuer and the Trustee, as the same may from time to time be amended or supplemented as herein provided;

      Independent Accountant: a certified public accountant or firm of certified public accountants registered and qualified to practice as such under the laws of the State of Minnesota or Nebraska, and not regularly employed by the Issuer or the Company, except to perform independent reviews of the books and records of either or both of them or other similar periodic reviews;

      Independent Counsel: any attorney duly admitted to practice law before the highest court of any state, who may be counsel to the Company or the Issuer but who may not be an officer or a full time employee of the Company or the Issuer;

      Interest Payment Date: each Fixed Rate Interest Payment Date and each Variable Rate Interest Payment Date;

      Internal Revenue Code or Code: the Internal Revenue Code of 1986, as amended, and all applicable Treasury Regulations;

      Issuer: the Nebraska Investment Finance Authority, a body politic and corporate, not a state agency but an independent instrumentality exercising essential public functions, its successors and assigns;

      Letter of Credit: the Original Letter of Credit or, upon delivery of any Alternate Letter of Credit to the Trustee in accordance with Section 7.4 hereof and Section 4.8(2) of the Loan Agreement, such Alternate Letter of Credit;

      Letter of Credit Period: the period commencing on the Bond Closing through the Variable Rate Period and the immediately succeeding Fixed Letter of Credit Rate Period, if any;

      Loan: the loan of Bond proceeds by the Issuer to the Company described in
Section 4.1 of the Loan Agreement;


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      Loan Payments or Basic Payments: the payments required by Sections 4.2 and
4.3 of the Loan Agreement;

      Loan Agreement: the Loan Agreement of even date herewith by and between the Issuer and the Company, as the same may from time to time be amended or supplemented as provided therein and in this Indenture;

      Mandatory Redemption Payments: the payments which are required to be made under Section 3.1(4) to redeem the Bonds in accordance with the Mandatory Redemption Schedule after appropriate credits, if any, have been made;

      Mandatory Redemption Schedule: the mandatory redemption schedule for the Bonds set forth in Section 3.1(4);

      Mandatory Tender Date: shall have the meaning assigned to it in Section
4.2 hereof;

      Mandatory Tender Notice: has the meaning assigned to it in Section 4.2(2);

      Maturity Date or Maturity: any date on which principal of or interest or premium, if any, on the Bonds is due, whether at maturity, on a scheduled interest payment date, or upon redemption or acceleration, or otherwise;

      Moody's: Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a municipal securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized municipal securities rating agency designated by the Issuer (other than Standard & Poor's Corporation);

      Notice by Mail: notice of any action or condition by mail shall mean a written notice meeting the requirements of this Indenture mailed by first-class mail, postage prepaid, to the Holders of specified Bonds at the addresses shown in the Bond Register;

      Optional Tender Date: any date on which a Bond is to be purchased pursuant to Section 4.1;

      Optional Tender Notice: the meaning assigned to it in Section 4.1(1)(A);

      Original Letter of Credit: the Irrevocable Letter of Credit issued by Norwest Bank Minnesota, National Association, to the Trustee on the Bond Closing contemporaneously with the original issuance of the Bonds;

      Original Purchaser: the original purchaser of the Bonds from the Issuer who executes an Investor Letter in the form attached as Exhibit B-1;

      Outstanding Bonds: as of the date of determination, all Bonds theretofore issued and delivered under this Indenture except:

            (A) Bonds theretofore canceled by the Trustee or Paying Agent or delivered to the Trustee or Paying Agent canceled or for cancellation;

            (B) Bonds for which payment or redemption moneys or securities (as provided in Article IX) shall have been theretofore deposited with the Trustee or Paying Agent in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption shall have been duly given pursuant to this Indenture or irrevocable action shall have been taken to call such Bonds for redemption at a stated redemption date; and

            (C) Bonds in exchange for or in lieu of which other Bonds shall have been issued and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Company shall be disregarded and deemed not to be Outstanding Bonds, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Bonds which the Trustee knows to be Bonds owned by the Company shall be disregarded;

      Paying Agent: the Trustee or any other entity designated pursuant to this Indenture as the agent of the Issuer and the

Trustee to receive and disburse the principal of and premium, if any, and interest on the Bonds;

      Permitted Investments:

            (A) Direct general obligations of the United States of America;

            (B) Obligations the payment of the principal of and interest on which is unconditionally guaranteed by the United States of America;

            (C) Shares of an investment company registered under the Federal Investment Company Act of 1940, whose shares are registered under the Federal Securities Act of 1933, and whose only investments are obligations described in clauses (A) or (B) above;

            (D) Any general obligation of the State of Nebraska or any of its political subdivisions, provided that securities described in clauses (A) or (B) above have been irrevocably deposited in escrow to effect discharge of the general obligations in the same manner and subject to the same conditions required to effect discharge of the Bonds under Article IX;

            (E) Certificates of deposit with fixed maturities, time deposits, repurchase agreements or any other direct obligation with or of either the Bank or any other national or state bank or federally chartered savings and loan association whose senior debt obligations are rated A or better by a Rating Agency or any other bank if the debt obligations for which such bank's letters of credit are the primary basis are rated A or better by a Rating Agency which initially rated the Bonds; and

            (F) Prior to the Conversion Date, any other investments permitted by the Reimbursement Bank;

      Person: shall mean any natural person, corporation, joint venture, cooperative, partnership, trust or unincorporated organization, government or governmental body or agency, political subdivision or other legal entity, as in the context may be appropriate.

      Placement Agent: Norwest Bank Minnesota, National Association;

      Prior Bonds: Issuer's $850,000 Industrial Development Revenue Bonds (Transcrypt International, Ltd., Project), Series 1994.

      Project: any and all (i) fixtures or tangible personal property now or hereafter attached or affixed to the Project Premises and acquired from the proceeds of the Bonds or Prior Bonds, as the case may be, (ii) other tangible personal property now or hereafter located within or used in connection with the Project Premises or the Facility and acquired, in whole or part, from proceeds of the Bonds or Prior Bonds, as the case may be, and (iii) any additions to, replacements of and substitutions for any of the foregoing which may be permitted or required by the Reimbursement Bank;

      Project Premises: the real estate described on Exhibit A attached hereto;

      Rating Agency: Standard & Poor's or Moody's;

      Rating Category: one of the generic rating categories of a Rating Agency, without regard to any refinement or gradation of such Rating Category by a numerical or other modifier;

      Rebate Amounts: the amount determined pursuant to Section 7.7(20) of the Loan Agreement to be rebated to the United States;

      Rebate Expert: Bond Counsel, or any other Person experienced in matters relating to compliance with the rebate requirements in Section 148(f) of the Code;

      Record Date: means (i) with respect to each Variable Rate Interest Payment Date, the calendar day next preceding such Variable Rate Interest Payment Date, whether or not such date is a Business Day, and (ii) with respect to each Fixed Rate Interest Payment Date, the 15th day of the calendar month next preceding such Fixed Rate Interest Payment Date, whether or not such day is a Business Day;

      Redemption Date: when used with respect to any Bond to be redeemed shall mean the date on which it is to be redeemed pursuant hereto;

      Redemption Price: when used with respect to any Bond to be redeemed shall mean the price at which it is to be redeemed pursuant hereto;

      Regular Interest Payments: all interest payments on the Bonds, other than Special Interest Payments;

      Reimbursement Agreement: the Letter of Credit and Reimbursement Agreement of even date herewith, by and between the Company and the Reimbursement Bank, and any amendments and supplements thereto and any comparable agreement relating to any Alternate Letter of Credit;

      Reimbursement Bank: Norwest Bank Nebraska, National Association, its successors and assigns;

      Related Documents: the Loan Agreement, the Remarketing Agreement, the Reimbursement Agreement, the Deed of Trust, the Placement Agreement, the Placement Memorandum and the Letter of Credit;

      Remarketing Agent: Norwest Bank Minnesota, National Association, or any successor Remarketing Agent appointed and serving in such capacity pursuant to this Indenture;

      Remarketing Agreement: the Remarketing Agreement, dated as of March 1, 1997, between the Company and the Remarketing Agent as the same may be amended from time to time, and if a successor Remarketing Agent is appointed in accordance with the Indenture, "Remarketing Agreement" shall mean such other similar agreement between the Company and such successor Remarketing Agent;

      Representative: the Chairperson, Vice Chairperson or Executive Director of the Issuer or an officer of the Company, or any other person at any time designated to act on behalf of the Issuer or the Company, as the case may be, as evidenced by a written certificate furnished to the other party and the Trustee containing the specimen signature of such person and signed for the Issuer by its Executive Director or for the Company by an officer thereof;

      Reserved Rights: those certain rights of the Issuer under the Loan Agreement to indemnification and to payment or reimbursement of fees and expenses of the Issuer and other payments to be made to the Issuer (including, but not limited to, payments to be made pursuant to Sections 4.4, 7.4, 9.5, 10.8 and 10.11 of the Loan Agreement), including fees and expenses of counsel, assumption fees and indemnity payments, its right to enforce notice and reporting requirements and restrictions on transfer of ownership, its right to inspect and audit the books, records and premises of the Company and of the Project, its right to collect attorneys' fees and related expenses, its right to enforce the Company's covenant to comply with applicable federal tax law and State law (including the Act and the rules of the Issuer), and its right to receive notices under the Loan Agreement.

      Responsible Agent: any person duly authorized and designated by the Trustee to act on its behalf in carrying out the applicable duties and powers of the Trustee as set forth in this Indenture; (any action required by the Trustee under this Indenture may be taken by a Responsible Agent);

      Restricted Obligations: obligations which are issued by the United States Treasury and any other Permitted Investments, an investment in which will not cause the Bonds to be federally guaranteed obligations within the meaning of
Section 149(b) of the Code;

      Special Interest Payments: all payments of (or with respect to) interest on the Bonds made upon the acceleration of the Bonds pursuant to Section 10.2;

      Special Record Date: the date fixed by the Trustee pursuant to Section 2.2 hereof relating to the payment of any Defaulted Interest;

      Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc., its successors and their assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a municipal securities rating agency, "Standard & Poor's" shall be deemed to refer to any other nationally recognized municipal securities rating agency designated by the Issuer (other than Moody's);

      Stated Maturity: when used with respect to any Bond or any installment of interest thereon shall mean the date specified in such Bond as the fixed date on which principal of such Bond or such installment of interest is due and payable;

      Tender Date: shall mean each Optional Tender Date and the Mandatory Tender Date;

      Termination Date: the date on which a Letter of Credit expires in accordance with its terms;

      Treasury Regulations: all proposed, temporary or permanent federal income tax regulations then in effect and applicable;

      Trust Estate: the Trust Estate as defined and set forth in the Granting Clauses hereof;

      Trustee: Norwest Bank Nebraska, National Association, Omaha, Nebraska and any co-trustee or successor trustee appointed, qualified and then acting as such under the provisions of this Indenture;

      Unpaid Bonds: all Outstanding Bonds and any other Bonds which have neither matured nor been redeemed or purchased and canceled under this Indenture;

      Untendered Bond: shall have the meaning set forth in Section 4.8;

      Variable Rate: the Variable Rate established from time to time in accordance with Section 2.3;

      Variable Rate Interest Payment Date: (i) the first Business Day of each month commencing April 1, 1997, and (ii) the Conversion Date and (iii) the date of payment in full of the Bonds; and

      Variable Rate Period: the period from Bond Closing until the Conversion Date, during which period the Bonds bear interest at the Variable Rate.

            Section 1.2 Rules of Interpretation.

      (1) This Indenture shall be interpreted in accordance with and governed by the laws of the State of Nebraska.

      (2) The words "herein" and "hereof" and "hereunder" and words of similar import, without reference to any particular section or subdivision, refer to this Indenture as a whole rather than to any particular section or subdivision of this Indenture.

      (3) References in this Indenture to any particular article, section or subdivision hereof are to the designated article, section or subdivision of this Indenture as originally executed.

      (4) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and all computations provided for herein shall be made in accordance with generally accepted accounting principles consistently applied and applied on the same basis as in prior years.

      (5) The Table of Contents and titles of articles and sections herein are for convenience only and are not a part of this Indenture.

      (6) Unless the context hereof clearly requires otherwise, the singular shall include the plural and vice versa and the masculine shall include the feminine and vice versa.

      (7) Articles, sections, subsections and clauses mentioned by number only are those so numbered which are contained in this Indenture.

      (8) For purposes of this Indenture and the Loan Agreement, a petition in bankruptcy shall be deemed dismissed only if either (a) the petition is dismissed by order of a court of competent jurisdiction and no further appeal rights exist from such order or (b) the Company notifies the Trustee that such a dismissal has occurred.

      (9) Any opinion of counsel called for herein shall be a written opinion of such counsel.

      (10) References to the Bonds as "tax-exempt" or to the "tax-exempt status of the Bonds" are to the exclusion of interest from gross income pursuant to
Section 103(a) of the Code, except during any period that the Bonds are held by a Substantial User or Related Person, irrespective of such forms of taxation as the alternative minimum tax or branch profits tax on foreign corporations, as is consistent with the approach taken in Section 59(i) of the Code.

      (11) References in this Indenture to the Bank, Reimbursement Bank, Letter of Credit, Alternate Letter of Credit, and Reimbursement Agreement shall be of no force and effect during any period that no Letter of Credit secures repayment of the Bonds.

                                   ARTICLE II

                                    THE BONDS

            Section 2.1 Authorized Amount and Form of Bonds.

            Bonds secured by this Indenture shall be issued in fully registered form without coupons and in substantially the form set forth herein with such appropriate variations, omissions and insertions as are permitted or required by this Indenture, and in accordance with the further provisions of this Article
II. The total principal amount of the Bonds that may be outstanding hereunder is expressly limited to $2,850,000, unless duplicate Bonds are issued as provided in Section 2.7. Additionally, at the request of the Trustee the following notation may appear at an appropriate location on the Bonds to facilitate registration of the Bonds:

            "The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full:

      TEN COM - as tenants in common
      TEN ENT - as tenants by entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants in common
      UTMA -     ________ as custodian for ________ under the
                  (cust)                    (minor)
                 __________ Uniform Transfers to Minors Act.
                  (state)

      Additional abbreviations may also be used though not in the above list."

The Bonds, together with the Trustee's Certificate of Authentication, the form of Assignment and the registration information thereon, shall be in substantially the following form; provided that on or after the Conversion Date, Bonds authenticated and delivered hereunder shall be in the form set forth in
Section 2.1A hereof.

NOTICE: THIS BOND MAY BE TENDERED FOR PURCHASE ON AN OPTIONAL TENDER DATE UPON TERMS AND CONDITIONS HEREIN DESCRIBED AT A PRICE EQUAL TO 100% OF THE PRINCIPAL AMOUNT HEREOF PLUS ACCRUED INTEREST HEREON. THIS BOND IS REQUIRED TO BE TENDERED FOR PURCHASE ON A MANDATORY TENDER DATE UPON TERMS AND CONDITIONS HEREIN DESCRIBED AT A PRICE EQUAL TO 100% OF THE PRINCIPAL AMOUNT HEREOF PLUS ACCRUED INTEREST HEREON. FROM AND AFTER AN OPTIONAL TENDER DATE ON WHICH THIS BOND MAY BE TENDERED AND FROM AND AFTER A MANDATORY TENDER DATE ON WHICH THIS BOND IS DEEMED TO HAVE BEEN TENDERED INTEREST SHALL CEASE TO ACCRUE ON THIS BOND, THIS BOND SHALL NO LONGER BE DEEMED OUTSTANDING, AND THE HOLDER OF THIS BOND SHALL THEREAFTER LOOK ONLY TO FUNDS HELD IN THE BOND PURCHASE FUND FOR PAYMENT OF THE PURCHASE PRICE OF THIS BOND.


                            UNITED STATES OF AMERICA
                                STATE OF NEBRASKA

                      NEBRASKA INVESTMENT FINANCE AUTHORITY


No.                                                                 $_________

                              VARIABLE RATE DEMAND
                      INDUSTRIAL DEVELOPMENT REVENUE BOND,
                                   SERIES 1997
                    (TRANSCRYPT INTERNATIONAL, INC. PROJECT)

            THE ISSUER HAS NO TAXING POWER. THIS BOND SHALL NOT CONSTITUTE A DEBT, LIABILITY OR GENERAL OBLIGATION OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF; AND NEITHER THE STATE NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE THEREFOR. NEITHER THE FAITH, REVENUES, CREDIT NOR TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL LIMITED OBLIGATION OF THE ISSUER, PAYABLE SOLELY OUT OF THE TRUST ESTATE PLEDGED THEREFOR PURSUANT TO THE INDENTURE, WHICH IS THE SOLE ASSET OF THE ISSUER PLEDGED THEREFOR.

            THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE "BLUE SKY" OR OTHER SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, EXCEPT IN COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL LAWS AND EITHER UNDER EFFECTIVE FEDERAL AND STATE REGISTRATION STATEMENTS OR

PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATIONS. UNDER THE TERMS OF THE INDENTURE, ONLY BANKS, SAVINGS AND LOAN ASSOCIATIONS, FINANCIAL INSTITUTIONS, INVESTMENT COMPANIES, MUTUAL FUNDS, CORPORATIONS, PENSION AND PROFIT-SHARING ACCOUNTS, BUSINESS PARTNERSHIPS OR TRUSTS, EACH OF WHOM IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) OF REGULATION D OF THE SECURITIES AND EXCHANGE COMMISSION, AND DELIVERS AN INVESTOR LETTER TO THE ISSUER AND TO THE TRUSTEE SUBSTANTIALLY IN THE FORM ATTACHED TO THE INDENTURE AS EXHIBIT B-1 OR B-2, AS APPLICABLE, MAY INVEST, OR ACQUIRE A BENEFICIAL INTEREST, IN THIS BOND AND ONLY THROUGH A REGISTERED BROKER-DEALER.


      Interest              Maturity           Date of Original
        Rate                  Date                  Issue              CUSIP
-------------------   --------------------  ----------------------  -----------
      Variable           March 1, 2017          March __, 1997


REGISTERED
HOLDER:

PRINCIPAL
AMOUNT:


            KNOW ALL PERSONS BY THESE PRESENTS that the Nebraska Investment Finance Authority, a body politic and corporate, not a state agency but an independent instrumentality exercising essential public functions (the "Issuer"), for value received, promises to pay to the registered holder named above, or registered assigns, but only from the Bond Fund (as defined in the Indenture described below), and upon presentation and surrender hereof at the principal corporate trust office of the Trustee named below, the principal sum specified above, on the maturity date specified above, or, if this Bond is prepayable as stated below, on a prior date on which it shall have been duly called for redemption, and to pay interest on said principal sum to the Record Date Holder hereof, as defined below, solely from the Bond Fund, until the principal sum is paid or discharged, at the rates and on the dates provided herein, computed during the Variable Rate Period (hereinafter defined) on the basis of the actual number of days elapsed in a year of 365 or 366 days, as applicable, and during the Fixed Rate Period (hereinafter defined) on the basis of a 360-day year of twelve 30-day months.

            THIS BOND SHALL BE PURCHASED ON THE DEMAND OF THE HOLDER AT THE TIMES AND UPON THE TERMS AND CONDITIONS AS HEREINAFTER DESCRIBED.

            This Bond shall bear interest from the date of original issue, or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or provided for. The "Record Date Holder" is the person in whose name this Bond is registered in the Bond Register maintained by the Trustee named below or its successor in trust (the "Registered Holder" or "Holder" hereof) either (i) with respect to each Variable Rate Interest Payment Date (hereinafter defined) on the calendar day next preceding such Variable Rate Interest Payment Date (hereinafter defined) and (ii) with respect to each Fixed Rate Interest Payment Date (hereinafter defined) on the fifteenth day of the calendar month next preceding such Fixed Rate Interest Payment Date, in each case whether or not such day is a Business Day. Interest shall be payable by check or draft mailed to the Registered Holder at his or her address as it appears on the Bond Register on the Record Date, except as otherwise provided in the Indenture.

            The principal of and interest and premium, if any, on this Bond are payable in lawful money of the United States of America. Upon notice to the Trustee accompanied by proper wire instructions, any Holder of the Bonds in an aggregate amount equal to or greater than $500,000 may elect to be paid the interest on such Bonds payable on any Interest Payment Date by Federal Reserve wire transfer in immediately available funds, less any applicable wire transaction cost, to any bank in the United States specified by such Holder.

            Interest not timely paid or duly provided for will be paid by check mailed to the person in whose name this Bond is registered on the Bond Register at the close of business on a date (the "Special Record Date") fixed by the Trustee, notice of which is to be mailed to all Bondholders.

            This Bond is one of an issue in the aggregate principal amount of $2,850,000 (the "Bonds"), all of like nominal date of original issue and tenor, except as to serial number and amount, issued in accordance with an Indenture of Trust, dated as of March 1, 1997 (the "Indenture"), duly executed and delivered by the Issuer to Norwest Bank Nebraska, National Association, in Omaha, Nebraska (the "Trustee"), setting forth the terms upon which the

Bonds are issued. The Bonds are equally and ratably secured by and entitled to the protection of the Indenture. The Bonds are issued by the Issuer for the purpose of refunding bonds of the Issuer and financing a project within the meaning of Section 58-201 et seq., Reissue Revised Statutes of Nebraska (1993), as amended (the "Act"), consisting of the construction of an addition to and acquisition and installation of manufacturing equipment in the existing manufacturing facility (the "Project") owned by Transcrypt International, Inc., a Delaware corporation (the "Company") and located in Lincoln, Nebraska by making a loan (the "Loan") of the proceeds of the Bonds to the Company. The Company has agreed under the Loan Agreement dated as of March 1, 1997, by and between the Issuer and the Company (the "Loan Agreement") to repay the Loan, together with interest thereon, in amounts and at times sufficient to pay the principal of, premium, if any, and interest on the Bonds as the same shall become due and payable (the "Basic Payments"). Pursuant to the Indenture, the Issuer has assigned and pledged to the Trustee, for the equal and ratable benefit of the Holders of the Bonds, the Basic Payments due under the Loan Agreement and other amounts as set forth in the Loan Agreement, but not including the Reserved Rights.

            Payment of the Bonds is further secured by an irrevocable letter of credit (such Letter of Credit or any alternate Letter of Credit delivered in accordance with the Loan Agreement and Indenture are hereafter collectively referred to as the "Letter of Credit") issued by Norwest Bank Minnesota, National Association (together with the issuer of any Alternate Letter of Credit delivered in accordance with the Loan Agreement are hereafter collectively referred to as the "Bank") in favor of the Trustee, obligating the Bank to pay to the Trustee during the periods described therein, upon request and in accordance with the terms thereof and of the Loan Agreement and the Indenture, the amounts described therein for the purpose of making certain payments on or with respect to the Bonds. The Company and Norwest Bank Nebraska, National Association (the "Reimbursement Bank") have entered into a Letter of Credit and Reimbursement Agreement dated as of March 1, 1997 (together with any reimbursement agreement relating to any alternate Letter of Credit, the "Reimbursement Agreement") providing for repayment of the amounts drawn under the Letter of Credit and other provisions relating to the Company and the Project. Reference is hereby made to the Loan Agreement, Reimbursement Agreement, Letter of Credit and Indenture, including all indentures supplemental thereto, for a description of the property encumbered and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights of the Issuer, and the rights, duties and obligations of the Company, the Trustee, the Bank, the Reimbursement Bank and the Holders of the Bonds and the terms upon which the Bonds are issued and secured.

            The term "Business Day" shall mean a day other than a Saturday, Sunday, legal holiday or other date on which banking institutions in Minneapolis, Minnesota or Omaha, Nebraska are authorized or required by law to close. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Bond, is not a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day.

            The Company has caused to be delivered to the Trustee the Letter of Credit, which expires on April 1, 2007, or if April 1, 2007 is not a Business Day, the first Business Day thereafter. The Trustee is entitled under the Letter of Credit to draw up to (a) an amount sufficient (i) to pay 103 percent of the principal of the Bonds or (ii) to enable the Trustee to pay the purchase price of the Bonds delivered to it for purchase and not remarketed, plus (b) an amount equal to fifty (50) days' accrued interest on the Outstanding Bonds assuming an interest rate of 10%. During the Letter of Credit Period (as defined in the Indenture), upon the expiration of the Letter of Credit, the Company is required to provide another letter of credit having terms substantially similar to the Letter of Credit.

            Interest on the Bonds shall be payable on the first day of each month, commencing on April 1, 1997, during the Variable Rate Period, and on the Conversion Date or the date of payment in full of this Bond if no Conversion Date shall occur (each a "Variable Rate Interest Payment Date"), and, on March 1 or September 1 next succeeding the Conversion Date, and on each March 1 and September 1 thereafter (each a "Fixed Rate Interest Payment Date") until payment in full of this Bond.

            Prior to the Conversion Date (as defined below), this Bond shall bear interest at the Variable Rate as defined in the Indenture (the "Variable Rate"); provided that in no event shall the Variable Rate exceed ten percent (10.00%) per annum.

            On and after the Conversion Date this Bond shall bear interest at the Fixed Rate (as defined in the Indenture). The interest rate on this Bond shall be converted to the Fixed Rate, on a one-time basis at the option of the Company upon the conditions set forth in the Indenture and below.

            The Company may, with the written consent of the Reimbursement Bank, exercise the option to convert the interest rate on the Bonds from a Variable Rate to a Fixed Rate by written notice to the Trustee, the Issuer and the Remarketing Agent, as defined in the Indenture, stating (A) its election to convert the interest rate on this Bond to the Fixed Rate, (B) the date on which such conversion shall occur (the "Conversion Date"), which shall be a Business Day not less than 60 nor more than 90 days from the date the Company gives such notice, and (C) the date on which the Fixed Rate shall be announced, which shall be not less than ten (10) days prior to the Conversion Date (the "Computation Date"), and by delivering to the Trustee, the Issuer and the Remarketing Agent, with such notice, an opinion of Bond Counsel (as such term is defined in the Indenture) stating that such conversion to the Fixed Rate is authorized and permitted by the Act and the Indenture and will not cause the interest on the Bonds to become includable in gross income for federal income tax purposes. In such case, the Fixed Rate shall be the interest rate on this Bond announced by the Remarketing Agent on the Computation Date, shall be effective on and after the Conversion Date and shall be equal to the interest rate at which the Remarketing Agent has received on the Computation Date commitments to purchase all of the Bonds on the Conversion Date at par.

            If the Company has exercised its option to convert the Bonds to the Fixed Rate and on the Computation Date the Remarketing Agent has not received commitments to purchase all of the Bonds on the Conversion Date at par, the conversion of the Bonds to the Fixed Rate shall be canceled and the Bonds shall continue to bear interest after the Conversion Date at the Variable Rate as if such option had not been exercised. The Trustee shall promptly give notice of any such cancellation to the Bondholders. No such cancellation shall affect the right of the Company thereafter to exercise its option to convert the Bonds to the Fixed Rate.

            Prior to the Conversion Date, the Holder of this Bond may require the Trustee to purchase this Bond (in whole but not in part), on any Business Day during the Variable Rate Period, at a purchase price equal to the principal amount thereof plus accrued interest thereon from the most recent Variable Rate Interest Payment Date, upon:

            (a) giving to the Trustee and the Remarketing Agent notice by facsimile, telex or other means of written or printed instantaneous communication delivered to the Trustee at its principal corporate trust office and the Remarketing Agent at its principal office (the "Optional Tender Notice") stating: (1) the principal amount of this Bond and the name of the holder hereof, and (2) the date on which this Bond is to be purchased (the "Optional Tender Date"), which date shall be a Business Day on or after the seventh calendar day next succeeding the date of the giving of the Optional Tender Notice; and

            (b) delivery of this Bond (with an appropriate instrument of transfer executed in blank) to the Trustee by 12:00 o'clock Noon, Nebraska time, on the Business Day prior to the Optional Tender Date.

            On the Optional Tender Date the Trustee shall purchase this Bond from the Holder hereof using only funds available under the Indenture at a purchase price equal to the principal amount hereof plus accrued interest thereon.

            A Mandatory Tender Date shall occur on any Conversion Date or a date on which the Bonds are called for mandatory tender, in lieu of mandatory redemption, as hereinafter described, or on the date on which an Alternate Letter of Credit shall take effect. Subject to the provisions of (ii) below, the Holder hereof shall be required to tender this Bond to the Trustee on or before 12:00 o'clock Noon, Nebraska time on the Business Day prior to the Mandatory Tender Date, for purchase on the Mandatory Tender Date at a purchase price equal to the principal amount hereof plus accrued interest thereon, all as more fully provided herein and in the Indenture.

                (i) Notice of a Mandatory Tender Date (a "Mandatory Tender Notice") shall be given by the Trustee, by first class mail, to the Holder of this Bond at its address appearing on the registration books for the Bonds maintained by the Trustee, not less than thirty days prior to the Conversion Date, or seven days prior to the date on which an Alternate Letter of Credit shall take effect. Such Mandatory Tender Notice shall specify the Conversion Date, or the date on which an Alternate Letter of Credit shall take effect, as the case may be, and state (a) the reason for the mandatory tender, (b) that all Bonds shall be purchased on the Conversion Date at a purchase price equal to the principal amount thereof plus accrued interest thereon, (c) that all Bonds must be tendered for purchase at or before 12:00 o'clock Noon, Nebraska time on the Business Day prior to the Mandatory Tender Date, together with an appropriate instrument of transfer executed in blank and (d) any such Bond which is not tendered but for which there has been irrevocably deposited in the Letter of Credit Account in the Bond Purchase Fund (as such term is defined in the Indenture) with the Trustee an amount sufficient to pay the purchase price thereof (an "Untendered Bond") shall be deemed to have been tendered and shall not be entitled to receive interest on such Bond on and after the relevant Mandatory Tender Date.

               (ii) This Bond shall be tendered to the Trustee for purchase at or before 12:00 o'clock Noon, Nebraska time on the Business Day prior to the Mandatory Tender Date, by delivering this Bond to the Trustee together with an appropriate instrument of transfer duly executed in blank and on the Mandatory Tender Date, the Trustee shall purchase this Bond or cause this Bond to be purchased at a purchase price equal to the principal amount hereof plus accrued interest thereon from the most recent Variable Rate Interest Payment Date.

              (iii) If this Bond is not tendered on or before any Mandatory Tender Date, then this Bond shall be deemed to have been tendered and the Holder hereof shall not be entitled to receive interest on this Bond for any period beginning on or after the Mandatory Tender Date and upon surrender of this Bond to the Trustee, the Holder of this Bond shall be paid only an amount equal to the purchase price of this Bond due on the Mandatory Tender Date.

            On or after September 1, 1997, the Bonds are subject to redemption in whole or in part on any Interest Payment Date, at the option of the Company and with the consent of the Reimbursement Bank, upon 30 days prior notice, at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium.

            During the Letter of Credit Period, as defined in the Indenture, the Bonds are subject to mandatory redemption in whole at a redemption price equal to the principal amount, without any premium, plus accrued interest to the Redemption Date on the date established pursuant to the Indenture, in the event that the Company fails to provide the Trustee at least 35 days prior to the expiration of a Letter of Credit either an extension of the existing Letter of Credit by the Bank or an Alternate Letter of Credit; provided that in lieu of redemption of the Bonds, the Company may require the Bonds be tendered or purchased on the Redemption Date if certain conditions set forth in the Indenture are satisfied.

            This Bond is subject to mandatory redemption in whole on the first Business Day for which notice of redemption can properly be given as provided herein upon the occurrence of a Determination of Taxability (as such term is defined in the Indenture) at a redemption price equal to 103 percent of the principal amount of this Bond, but without any other premium or obligation to the Holder, plus accrued interest thereon to the redemption date.

            All Bonds are subject to mandatory prepayment and redemption by lot at par and accrued interest without premium on each of the following dates and in the following principal amounts (unless and to the extent a credit against any such amount is applied as provided in the Indenture):


                  Date                          Amount
                  ----                          ------
                  3/1/98                        $140,000
                  3/1/99                         140,000
                  3/1/00                         140,000
                  3/1/01                         140,000
                  3/1/02                         140,000
                  3/1/03                         140,000
                  3/1/04                         140,000
                  3/1/05                         140,000
                  3/1/06                         140,000
                  3/1/07                         140,000
                  3/1/08                         145,000
                  3/1/09                         145,000
                  3/1/10                         145,000
                  3/1/11                         145,000
                  3/1/12                         145,000
                  3/1/13                         145,000
                  3/1/14                         145,000
                  3/1/15                         145,000
                  3/1/16                         145,000
                  3/1/17*                        145,000

--------------

*Final Maturity

            Pursuant to Section 4.9 of the Indenture, the Reimbursement Bank or its designee may purchase Bonds which have been called for redemption or acceleration due to the Company's failure to provide an Alternate Letter of Credit, upon a Determination of Taxability or upon certain Events of Default.

            In the case of any partial redemption of the Bonds, the particular Bonds to be redeemed shall be selected by the Trustee in such manner as the Trustee shall deem fair and equitable and the Bonds shall be redeemed in the principal amounts specified in the Indenture. Upon the partial redemption of any Bond, the Holder thereof is not required to surrender such Bond to the Trustee for payment of the redemption price (including accrued interest thereon on the date fixed for redemption) of the portion thereof called for redemption and the Holder shall note (and there shall be deemed to have been noted) on the Bond the principal amount so redeemed; provided that failure to note such prepayment hereon shall not affect the validity of such redemption.

            Notice of redemption shall, if required by law, be published at least once before the redemption date in a daily or weekly financial journal or newspaper of general circulation in New York, New York, and shall be mailed first class mail at least thirty (30) days prior to the date fixed for redemption to each Registered Holder of a Bond to be redeemed. All Bonds so called for redemption, provided funds for their redemption have been duly deposited, will cease to bear interest on the specified redemption date and (except for the purpose of payment) shall no longer be protected by the Indenture and shall not be deemed Outstanding under the Indenture, and shall thereafter be payable solely from the funds provided for payment.

            In addition to the foregoing, if under certain circumstances an Event of Default, as defined in the Indenture, shall occur, the principal of all the Bonds and all interest accrued thereon may, without prior notice to the Bondholders, be declared due and payable in the manner and with the effect provided in the Loan Agreement and Indenture.

            This Bond and the series of which it forms a part are issued pursuant to and in full compliance with the Constitution and laws of the State of Nebraska, particularly the Act, and pursuant to a resolution adopted and approved by the Issuer, which resolution authorized the Project and the execution and delivery of the Indenture, and the issuance of the Bonds as special, limited obligations payable solely from revenues derived from the Loan Agreement, including Letter of Credit proceeds, except that under certain circumstances the Bonds may be payable from Bond proceeds. The Basic Payments under the Loan Agreement are scheduled to be sufficient to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable and are to be paid to the Trustee for the account of the Issuer and credited to the Bond Fund as a special trust fund account created by the Issuer and have been and are hereby pledged for that purpose. THE BONDS, INCLUDING PRINCIPAL, PREMIUM AND ANY OTHER PAYMENTS HOWEVER DESIGNATED, AND THE INTEREST DUE THEREON DO NOT AND SHALL NEVER CONSTITUTE A GENERAL INDEBTEDNESS OF THE ISSUER WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL OR STATUTORY PROVISION AND DO NOT AND SHALL NOT CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OR MORAL OBLIGATION OF THE ISSUER, THE STATE OF NEBRASKA OR ANY OF ITS POLITICAL SUBDIVISIONS, OR A CHARGE AGAINST ITS GENERAL CREDIT, OR TO THE EXTENT PERMITTED BY LAW, ANY PECUNIARY LIABILITY OF ANY OFFICER, EMPLOYEE OR AGENT OF THE ISSUER. THE ISSUER HAS NO TAXING POWERS. The provisions of this paragraph are controlling notwithstanding anything herein to the contrary.

            The Holder of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. Modifications or alterations of the Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

            With the consent of the Issuer, the Company, the Reimbursement Bank and the Trustee, as appropriate, and to the extent permitted by and as provided in the Indenture, the terms and provisions of the Indenture, the Loan Agreement and the Letter of Credit, or of any instrument supplemental thereto, may be modified or altered by the consent of the Holders of at least 51% in aggregate principal amount of the Bonds then Outstanding thereunder.

            The Indenture also contains provisions permitting Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding, on behalf of all the Holders of all the Bonds and with the consent of the Reimbursement Bank, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and on all future Holders of this Bond and of any Bond issued in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

            The Bonds are issued as fully registered Bonds without coupons in the denomination of $100,000 or any greater amount in multiples of $5,000 except for one Bond which following redemptions may be in an amount less than $100,000. The Bonds are interchangeable for one or more Bonds in Authorized Denominations, aggregate principal amount, interest rate and maturity date, upon surrender thereof by the Holder at the principal office of the Trustee, in the manner and subject to the limitations provided in the Indenture. The Issuer, the Trustee and any additional paying agents may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Bond shall be overdue) for the purpose of receiving payment of or on account of principal hereof and interest (except as otherwise hereinabove provided with respect to the Record Date) due hereon and for all other purposes, and the Issuer, the Trustee and any additional paying agents shall not be affected by any notice to the contrary.

            Subject to the limitations provided in the Indenture, this Bond is only transferable by the Holder hereof upon surrender of this Bond for transfer at the principal corporate trust office of the Trustee, duly endorsed or accompanied by a written instrument or instruments of transfer in the form printed on this Bond or in another form satisfactory to the Trustee and executed and with guaranty of signature by the Holder hereof or his attorney duly authorized in writing, containing written instructions as to the details of the transfer of the Bond. Thereupon the Issuer shall execute (if necessary) and the Trustee shall authenticate and deliver, in exchange for this Bond, one or more new Bonds in the name of the transferee (but not registered in blank or to "bearer" or a similar designation), of an Authorized Denomination, in aggregate principal amount equal to the principal amount of this Bond, of the same maturity, and bearing interest at the same rate.

            Notwithstanding anything herein to the contrary, in no event shall this Bond be transferred to or registered in the name of any transferee (except the Trustee, the Reimbursement Bank, the Remarketing Agent or the Company) who is not an institutional accredited investor who has (A) executed an Investor Letter in the form attached to this Indenture as Exhibit B-1 or (B), in the event such transferee is to be issued a Bond (i) which is in a principal amount representing less than one-third of the Bonds Outstanding, or (ii) at such time the Letter of Credit then securing the Bonds is not issued by a Bank, the senior debt obligations of which carry a Rating Category of at least AA, or (iii) at such time the Letter of Credit is not then in full force and effect or has been improperly dishonored, executed an Investor Letter in the form attached to this Indenture as Exhibit B-2.

            No service charge shall be made to the Holder for any registration, transfer or exchange hereinbefore referred to, but the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds, other than exchanges expressly provided in the Indenture to be made without charge to Bondholders.

            IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, to happen and to be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner, as required by law, and that the issuance of this Bond and the series of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

            This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture unless the Certificate of Authentication hereon shall have been executed by the Trustee.

            IN WITNESS WHEREOF, the Nebraska Investment Finance Authority, by its governing body, has caused this Bond to be executed in its name by the manual or facsimile signatures of its Chairperson and its Executive Director and by the manual signature of the Trustee acting as authenticating agent, and has caused this Bond to be sealed with a facsimile of its official seal printed hereon.

Date of Authentication:                   NEBRASKA INVESTMENT FINANCE
                                          AUTHORITY


_______________________                   __________________________
                                          Chairperson


[Facsimile Seal]                          __________________________
                                          Executive Director




TRUSTEE'S CERTIFICATE
OF AUTHENTICATION
This Bond is one of the
Bonds described in the
within mentioned Indenture.


Norwest Bank Nebraska, National Association,
Trustee


By______________________________          Date:______________________
   Responsible Agent

                                   ASSIGNMENT


            For value received, the undersigned hereby sells, assigns and transfers unto ________________________________________________
_________________________________ the within Bond and does hereby irrevocably constitute and appoint __________________ ______________ attorney to transfer the Bond on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:  _______________________   ___________________________

      Notice: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or any change whatever.

Signature Guaranteed:

_______________________

Signature(s) must be guaranteed by a national bank or trust company or by a brokerage firm having a membership in one of the major stock exchanges.

      The Trustee will not effect transfer of this Bond unless the information concerning the transferee requested below is provided.

Name and Address:  ________________________________________

                   ________________________________________

                   ________________________________________
                   (Include information for all joint owners
                    if the Bond is held by joint account)

Insert social security or
other identifying number of
Transferee

___________________________

___________________________

            Section 2.1A Form of Fixed Rate Bond.

            From and after the Conversion Date, the Bonds shall be in the following form:


                            UNITED STATES OF AMERICA
                                STATE OF NEBRASKA

                      NEBRASKA INVESTMENT FINANCE AUTHORITY


No.                                                                 $_________

                              VARIABLE RATE DEMAND
                      INDUSTRIAL DEVELOPMENT REVENUE BOND,
                                   SERIES 1997
                    (TRANSCRYPT INTERNATIONAL, INC. PROJECT)

            THE ISSUER HAS NO TAXING POWER. THIS BOND SHALL NOT CONSTITUTE A DEBT, LIABILITY OR GENERAL OBLIGATION OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF; AND NEITHER THE STATE NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE THEREFOR. NEITHER THE FAITH, REVENUES, CREDIT NOR TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL LIMITED OBLIGATION OF THE ISSUER, PAYABLE SOLELY OUT OF THE TRUST ESTATE PLEDGED THEREFOR PURSUANT TO THE INDENTURE, WHICH IS THE SOLE ASSET OF THE ISSUER PLEDGED THEREFOR.

            THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE "BLUE SKY" OR OTHER SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, EXCEPT IN COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL LAWS AND EITHER UNDER EFFECTIVE FEDERAL AND STATE REGISTRATION STATEMENTS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATIONS. UNDER THE TERMS OF THE INDENTURE, ONLY BANKS, SAVINGS AND LOAN ASSOCIATIONS, FINANCIAL INSTITUTIONS, INVESTMENT COMPANIES, MUTUAL FUNDS, CORPORATIONS, PENSION AND PROFIT-SHARING ACCOUNTS, BUSINESS PARTNERSHIPS OR TRUSTS, EACH OF WHOM IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) OF REGULATION D OF THE SECURITIES AND EXCHANGE COMMISSION, AND DELIVERS AN INVESTOR LETTER TO THE ISSUER AND TO THE TRUSTEE SUBSTANTIALLY IN THE FORM ATTACHED TO THE INDENTURE AS EXHIBIT B-1 OR B-2, AS APPLICABLE, MAY INVEST, OR ACQUIRE A

BENEFICIAL INTEREST, IN THIS BOND AND ONLY THROUGH A REGISTERED
BROKER-DEALER.

      Interest              Maturity           Date of Original
        Rate                  Date                   Issue             CUSIP
-------------------  ----------------------  ---------------------  -----------
       _____%            March 1, 2017          March __, 1997


REGISTERED
HOLDER:

PRINCIPAL
AMOUNT:


            KNOW ALL PERSONS BY THESE PRESENTS that the Nebraska Investment Finance Authority, a body politic and corporate, not a state agency but an independent instrumentality exercising essential public functions (the "Issuer"), for value received, promises to pay to the registered holder named above, or registered assigns, but only from the Bond Fund (as defined in the Indenture described below), and upon presentation and surrender hereof at the principal corporate trust office of the Trustee named below, the principal sum specified above, on the maturity date specified above, or, if this Bond is prepayable as stated below, on a prior date on which it shall have been duly called for redemption, and to pay interest on said principal sum to the Record Date Holder hereof, as defined below, solely from the Bond Fund, until the principal sum is paid or discharged, at the rate specified above on the basis of a 360-day year of twelve 30-day months.

            This Bond shall bear interest from the date of original issue, or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or provided for. The "Record Date Holder" is the person in whose name this Bond is registered in the Bond Register maintained by the Trustee named below or its successor in trust (the "Registered Holder" or "Holder" hereof) on the fifteenth day of the calendar month next preceding a Fixed Rate Interest Payment Date (as hereinafter defined), in each case whether or not such day is a Business Day. Interest shall be payable by check or draft mailed to the Registered Holder at his or her address as it appears on the Bond Register on the Record Date, except as otherwise provided in the Indenture.

            The principal of and interest and premium, if any, on this Bond are payable in lawful money of the United States of

America. Upon notice to the Trustee accompanied by proper wire instructions, any Holder of the Bonds in an aggregate amount equal to or greater than $500,000 may elect to be paid the interest on such Bonds payable on any Interest Payment Date by Federal Reserve wire transfer in immediately available funds, less any applicable wire transaction cost, to any bank in the United States specified by such Holder.

            Interest not timely paid or duly provided for will be paid by check mailed to the person in whose name this Bond is registered on the Bond Register at the close of business on a date (the "Special Record Date") fixed by the Trustee, notice of which is to be mailed to all Bondholders.

            This Bond is one of an issue in the aggregate principal amount of $2,850,000 (the "Bonds"), all of like nominal date of original issue and tenor, except as to serial number and amount, issued in accordance with an Indenture of Trust, dated as of March 1, 1997 (the "Indenture"), duly executed and delivered by the Issuer to Norwest Bank Nebraska, National Association, in Omaha, Nebraska (the "Trustee"), setting forth the terms upon which the Bonds are issued. The Bonds are equally and ratably secured by and entitled to the protection of the Indenture. The Bonds are issued by the Issuer for the purpose of refunding bonds of the Issuer and financing a project within the meaning of Section 58-201 et seq., Reissue Revised Statutes of Nebraska (1993), as amended (the "Act"), consisting of the construction of an addition to and acquisition and installation of manufacturing equipment in the existing manufacturing facility (the "Project") owned by Transcrypt International, Inc., a Nebraska corporation (the "Company") and located in Lincoln, Nebraska by making a loan (the "Loan") of the proceeds of the Bonds to the Company. The Company has agreed under the Loan Agreement dated as of March 1, 1997, by and between the Issuer and the Company (the "Loan Agreement") to repay the Loan, together with interest thereon, in amounts and at times sufficient to pay the principal of, premium, if any, and interest on the Bonds as the same shall become due and payable (the "Basic Payments"). Pursuant to the Indenture, the Issuer has assigned and pledged to the Trustee, for the equal and ratable benefit of the Holders of the Bonds, the Basic Payments due under the Loan Agreement and other amounts as set forth in the Loan Agreement, but not including the Reserved Rights.

            Payment of the Bonds is further secured by an irrevocable letter of credit (such Letter of Credit or any alternate Letter of

Credit delivered in accordance with the Loan Agreement and Indenture are hereafter collectively referred to as the "Letter of Credit") issued by ______________________________________________ (together with the issuer of any
Alternate Letter of Credit delivered in accordance with the Loan Agreement are hereafter collectively referred to as the "Bank") in favor of the Trustee, obligating the Bank to pay to the Trustee during the periods described therein, upon request and in accordance with the terms thereof and of the Loan Agreement and the Indenture, the amounts described therein for the purpose of making certain payments on or with respect to the Bonds. The Company and Norwest Bank Nebraska, National Association (the "Reimbursement Bank") have entered into a Letter of Credit and Reimbursement Agreement dated as of _______, _____ (together with any reimbursement agreement relating to any alternate Letter of Credit, the "Reimbursement Agreement") providing for repayment of the amounts drawn under the Letter of Credit and other provisions relating to the Company and the Project. Reference is hereby made to the Loan Agreement, Reimbursement Agreement, Letter of Credit and Indenture, including all indentures supplemental thereto, for a description of the property encumbered and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights of the Issuer, and the rights, duties and obligations of the Company, the Trustee, the Bank, the Reimbursement Bank and the Holders of the Bonds and the terms upon which the Bonds are issued and secured.

            The term "Business Day" shall mean a day other than a Saturday, Sunday, legal holiday or other date on which banking institutions in Minneapolis, Minnesota or Omaha, Nebraska are authorized or required by law to close. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Bond, is not a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day.

            The Company has caused to be delivered to the Trustee the Letter of Credit, which expires on __________, _____ or if _______, _____ is not a Business Day, the first Business Day thereafter. The Trustee is entitled under the Letter of Credit to draw up to (a) an amount sufficient to pay 103 percent of the principal of the Bonds, plus (b) an amount equal to two hundred fifteen
(215) days' accrued interest on the Outstanding Bonds. During the Letter of Credit Period (as defined in the Indenture), upon the expiration of the Letter of Credit, the Company is required to provide another letter of credit having terms substantially similar to the Letter of Credit.

            Interest on the Bonds shall be payable on March 1 or September 1 next succeeding the Conversion Date, and on each March 1 and September 1 thereafter (each a "Fixed Rate Interest Payment Date") until payment in full of this Bond.

            On or after September 1, 1997, the Bonds are subject to redemption in whole or in part on any Interest Payment Date, at the option of the Company and with the consent of the Reimbursement Bank, upon 30 days prior notice, at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium.

            During the Letter of Credit Period, as defined in the Indenture, the Bonds are subject to mandatory redemption in whole at a redemption price equal to the principal amount, without any premium, plus accrued interest to the Redemption Date on the date established pursuant to the Indenture, in the event that the Company fails to provide the Trustee at least 35 days prior to the expiration of a Letter of Credit either an extension of the existing Letter of Credit by the Bank or an Alternate Letter of Credit; provided that in lieu of redemption of the Bonds, the Company may require the Bonds be tendered or purchased on the Redemption Date if certain conditions set forth in the Indenture are satisfied.

            This Bond is subject to mandatory redemption in whole on the first Business Day for which notice of redemption can properly be given as provided herein upon the occurrence of a Determination of Taxability (as such term is defined in the Indenture) at a redemption price equal to 103 percent of the principal amount of this Bond, but without any other premium or obligation to the Holder, plus accrued interest thereon to the redemption date.

            All Bonds are subject to mandatory prepayment and redemption by lot at par and accrued interest without premium on each of the following dates and in the following principal amounts (unless and to the extent a credit against any such amount is applied as provided in the Indenture):

                  Date                          Amount
                  ----                          ------
                  3/1/98                        $140,000
                  3/1/99                         140,000
                  3/1/00                         140,000
                  3/1/01                         140,000
                  3/1/02                         140,000
                  3/1/03                         140,000
                  3/1/04                         140,000
                  3/1/05                         140,000
                  3/1/06                         140,000
                  3/1/07                         140,000
                  3/1/08                         145,000
                  3/1/09                         145,000
                  3/1/10                         145,000
                  3/1/11                         145,000
                  3/1/12                         145,000
                  3/1/13                         145,000
                  3/1/14                         145,000
                  3/1/15                         145,000
                  3/1/16                         145,000
                  3/1/17*                        145,000

--------------
*Final Maturity

            Pursuant to Section 4.9 of the Indenture, the Reimbursement Bank or its designee may purchase Bonds which have been called for redemption or acceleration due to the Company's failure to provide an Alternate Letter of Credit, upon a Determination of Taxability or upon certain Events of Default.

            In the case of any partial redemption of the Bonds, the particular Bonds to be redeemed shall be selected by the Trustee in such manner as the Trustee shall deem fair and equitable and the Bonds shall be redeemed in the principal amounts specified in the Indenture. Upon the partial redemption of any Bond, the Holder thereof is not required to surrender such Bond to the Trustee for payment of the redemption price (including accrued interest thereon on the date fixed for redemption) of the portion thereof called for redemption and the Holder shall note (and there shall be noted) on the Bond the principal amount so redeemed; provided that failure to note such prepayment hereon shall not affect the validity of such redemption.

            Notice of redemption shall, if required by law, be published at least once before the redemption date in a daily or weekly financial journal or newspaper of general circulation in New York, New York, and shall be mailed first class mail at least thirty (30) days prior to the date fixed for redemption to each Registered Holder of a Bond to be redeemed. All Bonds so called for redemption, provided funds for their redemption have been duly deposited, will cease to bear interest on the specified redemption date and (except for the purpose of payment) shall no longer be protected by the Indenture and shall not be deemed Outstanding under the Indenture, and shall thereafter be payable solely from the funds provided for payment.

            In addition to the foregoing, if under certain circumstances an Event of Default, as defined in the Indenture, shall occur, the principal of all the Bonds and all interest accrued thereon may, without prior notice to the Bondholders, be declared due and payable in the manner and with the effect provided in the Loan Agreement and Indenture.

            This Bond and the series of which it forms a part are issued pursuant to and in full compliance with the Constitution and laws of the State of Nebraska, particularly the Act, and pursuant to a resolution adopted and approved by the Issuer, which resolution authorized the Project and the execution and delivery of the Indenture, and the issuance of the Bonds as special, limited obligations payable solely from revenues derived from the Loan Agreement, including Letter of Credit proceeds, except that under certain circumstances the Bonds may be payable from Bond proceeds. The Basic Payments under the Loan Agreement are scheduled to be sufficient to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable and are to be paid to the Trustee for the account of the Issuer and credited to the Bond Fund as a special trust fund account created by the Issuer and have been and are hereby pledged for that purpose. THE BONDS, INCLUDING PRINCIPAL, PREMIUM AND ANY OTHER PAYMENTS HOWEVER DESIGNATED, AND THE INTEREST DUE THEREON DO NOT AND SHALL NEVER CONSTITUTE A GENERAL INDEBTEDNESS OF THE ISSUER WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL OR STATUTORY PROVISION AND DO NOT AND SHALL NOT CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OR MORAL OBLIGATION OF THE ISSUER, THE STATE OF NEBRASKA OR ANY OF ITS POLITICAL SUBDIVISIONS, OR A CHARGE AGAINST ITS GENERAL CREDIT, OR TO THE EXTENT PERMITTED BY LAW, ANY PECUNIARY LIABILITY OF ANY OFFICER, EMPLOYEE OR AGENT OF THE ISSUER. THE ISSUER HAS NO TAXING

POWERS. The provisions of this paragraph are controlling notwithstanding anything herein to the contrary.

            The Holder of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. Modifications or alterations of the Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

            With the consent of the Issuer, the Company, the Reimbursement Bank and the Trustee, as appropriate, and to the extent permitted by and as provided in the Indenture, the terms and provisions of the Indenture, the Loan Agreement and the Letter of Credit, or of any instrument supplemental thereto, may be modified or altered by the consent of the Holders of at least 51% in aggregate principal amount of the Bonds then Outstanding thereunder.

            The Indenture also contains provisions permitting Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding, on behalf of all the Holders of all the Bonds and with the consent of the Reimbursement Bank, to waive compliance by the Issuer with certain provisions of the Indenture and certain default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and on all future Holders of this Bond and of any Bond issued in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

            The Bonds are issued as fully registered Bonds without coupons in the denomination of $100,000 or any greater amount in multiples of $5,000 except for one Bond which following redemptions may be in an amount less than $100,000. The Bonds are interchangeable for one or more Bonds in Authorized Denominations, aggregate principal amount, interest rate and maturity date, upon surrender thereof by the Holder at the principal office of the Trustee, in the manner and subject to the limitations provided in the Indenture. The Issuer, the Trustee and any additional paying agents may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Bond shall be overdue) for the purpose of receiving payment of or on account of principal hereof and interest (except as otherwise hereinabove provided with respect to the Record
Date) due hereon and for all other purposes, and the Issuer, the Trustee and any additional paying agents shall not be affected by any notice to the contrary.

            Subject to the limitations provided in the Indenture, this Bond is only transferable by the Holder hereof upon surrender of this Bond for transfer at the principal corporate trust office of the Trustee, duly endorsed or accompanied by a written instrument or instruments of transfer in the form printed on this Bond or in another form satisfactory to the Trustee and executed and with guaranty of signature by the Holder hereof or his attorney duly authorized in writing, containing written instructions as to the details of the transfer of the Bond. Thereupon the Issuer shall execute (if necessary) and the Trustee shall authenticate and deliver, in exchange for this Bond, one or more new Bonds in the name of the transferee (but not registered in blank or to "bearer" or a similar designation), of an Authorized Denomination, in aggregate principal amount equal to the principal amount of this Bond, of the same maturity, and bearing interest at the same rate.

            Notwithstanding anything herein to the contrary, in no event shall this Bond be transferred to or registered in the name of any transferee (except the Trustee, the Reimbursement Bank, the Remarketing Agent or the Company) who is not an institutional accredited investor who has (A) executed an Investor Letter in the form attached to this Indenture as Exhibit B-1 or (B), in the event such transferee is to be issued a Bond (i) which is in a principal amount representing less than one-third of the Bonds Outstanding, or (ii) at such time the Letter of Credit then securing the Bonds is not issued by a Bank, the senior debt obligations of which carry a Rating Category of at least AA, or (iii) at such time the Letter of Credit is not then in full force and effect or has been improperly dishonored, executed an Investor Letter in the form attached to this Indenture as Exhibit B-2.

            No service charge shall be made to the Holder for any registration, transfer or exchange hereinbefore referred to, but the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds, other than exchanges expressly provided in the Indenture to be made without charge to Bondholders.

            IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, to happen and to be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner, as required by law, and that the issuance of this Bond and the series of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

            This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture unless the Certificate of Authentication hereon shall have been executed by the Trustee.

            IN WITNESS WHEREOF, the Nebraska Investment Finance Authority, by its governing body, has caused this Bond to be executed in its name by the manual or facsimile signatures of its Chairperson and its Executive Director and by the manual signature of the Trustee acting as authenticating agent, and has caused this Bond to be sealed with a facsimile of its official seal printed hereon.

Date of Authentication:                   NEBRASKA INVESTMENT FINANCE
                                          AUTHORITY


_______________________                   __________________________
                                          Chairperson


[Facsimile Seal]                          __________________________
                                          Executive Director




TRUSTEE'S CERTIFICATE OF AUTHENTICATION This Bond is one of the Bonds described in the within mentioned Indenture.


Norwest Bank Nebraska, National Association,
Trustee


By______________________________          Date:______________________
   Responsible Agent

                                   ASSIGNMENT


            For value received, the undersigned hereby sells, assigns and transfers unto ________________________________________________
_________________________________ the within Bond and does hereby irrevocably constitute and appoint __________________ ______________ attorney to transfer the Bond on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:  _______________________   ___________________________

      Notice: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or any change whatever.

Signature Guaranteed:

_______________________

Signature(s) must be guaranteed by a national bank or trust company or by a brokerage firm having a membership in one of the major stock exchanges.

      The Trustee will not effect transfer of this Bond unless the information concerning the transferee requested below is provided.

Name and Address:  ________________________________________

                   ________________________________________

                   ________________________________________
                   (Include information for all joint owners
                    if the Bond is held by joint account)

Insert social security or
other identifying number of
Transferee

___________________________

___________________________

            Section 2.2 Initial Issue.

            The Bonds shall be initially issued to the Original Purchaser in the form of a single Bond in the amount of $2,850,000, upon receipt from the Original Purchaser of an Investor Letter substantially in the form attached hereto as Exhibit B-1. The Bonds shall:

      (1) be dated as of the date of original issue or their registration as provided in Section 2.11;

      (2) be issued and delivered to the Original Purchaser as fully registered bonds without coupons, in the denomination of $100,000, or any amount greater than $100,000 in $5,000 multiples and be numbered R-1 and upward;

      (3) mature on March 1, 2017, and bear interest from their date of issuance, until paid, (A) at the rates provided in Section 2.3 during the Variable Rate Period computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as applicable, and (B) at the Fixed Rate provided in Section 2.4 during the Fixed Rate Period computed on the basis of a 360-day year composed of twelve 30-day months;

      (4) be payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the principal trust office of the Trustee acting as the Paying Agent, or a duly appointed successor Paying Agent, except that interest on the Bonds will be payable on each Interest Payment Date by check or draft mailed by the Trustee to the Holders of such Bonds on the applicable Record Date (the "Record Date Holders" as defined in the Bond) at the last addresses thereof as shown in the Bond Register on the applicable Record Date, and principal of and any premium on any Bonds shall be payable at the principal office of the Trustee; provided that any interest on any Bond which is payable but which is not punctually paid or duly provided ("Defaulted Interest") shall be payable, on a date selected by the Trustee, to the Person in whose name such Bond is registered in the Bond Register at the close of business on a Special Record Date selected by the Trustee and which shall be at least ten (10) days but not more than thirty (30) days before the date selected by the Trustee for payment of such Defaulted Interest. The Trustee shall give Notice by Mail of the Special Record Date and date for payment of Defaulted Interest at least ten days before the Special Record Date;

      (5) be subject to redemption upon the terms and conditions and at the prices specified in Article III hereof;

      (6) notwithstanding the foregoing, if the date for payment of the principal of, premium, if any, or interest on the Bonds shall be a day which is not a Business Day, then the date for such payment shall be the next succeeding day which is a Business Day, and payment on such later date shall have the same force and effect as if made on the nominal date of payment; and

      (7) notwithstanding the foregoing, any Holder of at least $500,000 principal amount of any Bonds (or a lesser amount of such Bonds if such Bonds constitute all the Bonds at the time Outstanding) may file with the Trustee an instrument satisfactory to the Trustee requesting the interest payable by the Trustee to such Holder be paid by transferring by wire transfer in immediately available funds, on the day such payment is due, the amount to be distributed to such Holder to a designated account maintained by such Holder at any other bank in the United States. The Trustee shall pay all amounts payable by the Trustee hereunder to such Holder by transfer directly to said designated bank in accordance with the provisions of any such instrument, provided that if such amount represents a payment of the principal of any Bond, such Bond shall have been presented to the Trustee; further provided that a partial redemption of principal may be so noted on the Bond by the Holder thereof without presenting the Bond to the Trustee. All payments so made shall be valid and effectual to satisfy and discharge the liability upon such Bonds.

            Section 2.3 Variable Rate.

      (1) From the date of initial issuance and delivery of the Bonds to the Conversion Date, the Bonds shall bear interest at the Variable Rate.

      (2) From the date of initial issuance and delivery of the Bonds to and including March 26, 1997, the Bonds shall bear interest at the rate of three and one-half percent (3.50%) per annum. Thereafter, for each Adjustment Period ending prior to or on the Conversion Date, the Bonds shall bear interest at a rate from time to time determined by the Remarketing Agent in the manner described in this paragraph (2). On each Adjustment Date, the Remarketing Agent, having due regard to prevailing financial market conditions shall determine the interest rate on the Bonds as that rate which, if borne by the Bonds, would, in its judgment, be the interest rate which would result in the market value of the Bonds on such Adjustment Date being 100% of the principal amount thereof, and the interest rate so determined shall be effective for the Adjustment Period commencing on the day following such Adjustment Date. In no event shall the interest rate exceed ten percent (10.00%) per annum.

      (3) In the event that for any reason the interest rate cannot be established as provided in the preceding subsection (2), for any Adjustment Period or is held invalid or unenforceable by a court of law, the interest rate per annum for such Adjustment Period shall be the Variable Rate then in effect.

      (4) If the Variable Rate shall change on the Adjustment Date, the Remarketing Agent shall announce the Variable Rate so determined by facsimile notice to the Company, the Trustee, the Issuer and the Bank.

      (5) The computation of the Variable Rate by the Remarketing Agent shall be conclusive and binding upon the Issuer, the Trustee, the Bank, the Company and each Bondholder.

            Section 2.4 Fixed Rate.

      (1) On and after the Conversion Date the Bonds shall bear interest at the Fixed Rate. At any time the Company shall have the option, with the written consent of the Reimbursement Bank, to convert the interest rate on the Bonds to the Fixed Rate on a one-time basis pursuant to this Section by giving written notice to the Trustee, the Issuer, the Reimbursement Bank and the Remarketing Agent stating (A) its election under this section to convert the interest rate on the Bonds to the Fixed Rate, (B) the date on which such conversion shall occur (the "Conversion Date"), which shall be a Business Day not less than 60 nor more than 90 days from the date the Company gives such notice, and (C) the date on which the Fixed Rate shall be announced, which shall be not less than ten days prior to the Conversion Date (the "Computation Date"), and by delivering to the Trustee, the Issuer and the Remarketing Agent, together with such notice, (i) an opinion of Bond Counsel stating that such conversion to the Fixed Rate is authorized and permitted by the Act and this Indenture and will not cause the interest on the Bonds to be includable in gross income of an owner for purposes of federal income taxation, and (ii) the Alternate Letter of Credit required under Section 7.4. In such case, the Fixed Rate shall be the interest rate on the Bonds announced by the Remarketing Agent on the Computation Date, shall be effective on and after the Conversion Date and shall be equal to the interest rate on the Bonds at which the Remarketing Agent has received commitments on the Computation Date to purchase all the Bonds on the Conversion Date at par, which Fixed Rate shall be the Fixed Letter of Credit Rate.

      (2) Upon conversion to the Fixed Rate pursuant to this Section 2.4, the Bonds shall be subject to purchase pursuant to Section 4.2 hereof on the Conversion Date.

      (3) If the Company has exercised its option to convert the Bonds to the Fixed Rate and the Remarketing Agent has not on the relevant Computation Date received commitments to purchase all of the Bonds on the relevant Conversion Date at par, the Remarketing Agent shall notify the Issuer, the Company and the Trustee of such fact on the Computation Date, the conversion of the Bonds to the Fixed Rate on such Conversion Date shall be canceled and the Bonds shall continue to bear interest after such Conversion Date at the Variable Rate as if such option had not been exercised. The Trustee shall promptly give Notice by Mail of any such cancellation to the Bondholders and the Trustee shall return to the Company the Alternate Letter of Credit previously delivered to the Trustee pursuant to this Section . No such cancellation shall affect the right of the Company thereafter to exercise its option to convert the Bonds to the Fixed Rate.

            Section 2.5 Execution.

            The Bonds shall be executed on behalf of the Issuer by the signature of its Chairperson and Executive Director and be sealed with the seal of the Issuer; provided, however, that the seal of the Issuer may be a printed facsimile; provided further that both of such signatures may be printed facsimiles. In the event of disability or resignation or other absence of either such officer, the Bonds may be signed by the manual or facsimile signature of that officer who may act in behalf of such absent or disabled officer. In case either such officer whose signature or facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the delivery of the Bonds, such signature or facsimile shall nevertheless be valid and sufficient for all purposes, the same as if he had remained in office until delivery.

            Section 2.6 Authentication.

            No Bond shall be valid or obligatory for any purpose or be entitled to any security or benefit under this Indenture unless a Certificate of Authentication on such Bond, substantially in the form hereinabove set forth, shall have been duly executed manually by a Responsible Agent. Certificates of Authentication on different Bonds need not be signed by the same person. The Trustee shall authenticate the signatures of officers of the Issuer on each Bond by execution of the Certificate of Authentication on the Bond; and the executed Certificate of Authentication on each Bond shall be conclusive evidence that it has been authenticated and delivered under this Indenture.

            Section 2.7 Delivery of Initial Issue.

            Upon the execution and delivery of this Indenture the Issuer shall execute and deliver to the Trustee, and the Trustee shall authenticate, the Bonds in the aggregate amount of $2,850,000 and the Trustee shall deliver the Bonds to the Original Purchaser at such time or times as may be directed by the Issuer after filing with the Trustee the following:

      (1) original executed counterparts of the Loan Agreement, Remarketing Agreement, Letter of Credit and this Indenture;

      (2) a copy, duly certified by the Issuer's Executive Director, of the resolution adopted and approved by the governing body of the Issuer, authorizing the Project and the execution and delivery of this Indenture and the Loan Agreement and the issuance of the Bonds;

      (3) a request and authorization (which may be part of a certificate of the Issuer) to the Trustee on behalf of the Issuer, signed by its Chairperson and Executive Director to deliver the Bonds to the Original Purchaser therein identified upon payment to the Trustee for the account of the Issuer of a specified sum plus accrued interest;

      (4) the opinion of the Company's attorney in the form required by Bond Counsel, Issuer's counsel and counsel to the Reimbursement Bank;

      (5) the opinion of counsel to the Bank in the form required by Bond
Counsel;

      (6) the opinion of Bond Counsel approving the legality of the Bonds issued pursuant to this Indenture; and

      (7) such other documents or opinions as counsel to the Reimbursement Bank, counsel to the Issuer or Bond Counsel may require.

            Section 2.8 Mutilated, Lost, Stolen, Destroyed or Untendered Bonds.

      (1) In case any Bond issued hereunder shall become mutilated or be destroyed or lost, the Issuer shall, if not then prohibited by law, cause to be executed, and the Trustee shall authenticate and deliver, a new Bond of like series, amount, maturity date and tenor in exchange and substitution for and upon cancellation of any such mutilated Bond, or in lieu of and in substitution for any such Bond destroyed or lost, upon the Holder's paying the reasonable expenses and charges of the Trustee and Issuer and, in the case of a Bond destroyed or lost, the filing with the Trustee evidence satisfactory to the Trustee that such Bond was destroyed or lost, and of the ownership thereof, and furnishing the Issuer and the Trustee with indemnity satisfactory to them. If the mutilated, destroyed or lost Bond has already matured or been called for redemption in accordance with its terms, it shall not be necessary to issue a new Bond prior to payment.

      (2) In addition, the Issuer may execute and the Trustee may authenticate and deliver Bonds of the same Stated Maturity, principal amount and tenor in lieu of and in substitution for an Untendered Bond.

      (3) In executing a new Bond and in furnishing the Trustee with the written authorization to authenticate and deliver a new Bond as provided for in this
Section 2.8, the Issuer may rely conclusively on a representation of the Trustee that the Trustee is satisfied with the adequacy of the evidence presented concerning the mutilation, loss, theft or destruction of any Bond.

            Section 2.9 Ownership of Bonds.

            The Issuer, Trustee and Paying Agent may deem and treat the Holder of any Bond, whether or not such Bond shall be overdue, as the absolute owner of such Bond for the purpose of receiving payment thereof and for all other purposes whatsoever, and the Issuer (or any agent thereof), Trustee and Paying Agent shall not be affected by any notice to the contrary.

            Section 2.10 Preparation of Definitive Bonds; Temporary Bonds.

            The definitive Bonds may be printed; provided that with the consent of the Holders, or while the Bonds are held by no more than three holders, they may be delivered as typewritten bonds. Until the definitive Bonds are prepared, the Issuer may execute, in the same manner as is provided in Section 2.5 (except that manual signatures and a manual seal may be used), and deliver, in lieu of definitive Bonds, but subject to the same provisions, limitations and conditions as the definitive Bonds, except as to the denominations thereof, one or more temporary Bonds (which shall be registered as to principal and interest), substantially of the tenor of the definitive Bonds, in any denominations authorized by the Issuer, and with such omissions, insertions and variations as may be appropriate to temporary Bonds. The Issuer shall prepare and execute and, upon the surrender of such temporary Bonds for exchange and the cancellation of such surrendered temporary Bonds, deliver in exchange therefor, at the principal corporate trust office of the Trustee, definitive Bonds of the same aggregate principal amount as the temporary Bonds surrendered. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits and security as definitive Bonds issued pursuant to this Indenture. All temporary Bonds surrendered in exchange for a definitive Bond or Bonds shall be forthwith canceled by the Trustee in accordance with Section 2.13.

            Section 2.11 Registration, Transfer and Exchange of Bonds.

      (1) The Trustee is hereby appointed "Bond Registrar" for the purpose of registering the Bonds and transfers of the Bonds as herein provided. The Trustee shall maintain at the principal corporate trust office of the Trustee a Bond Register in which, subject to such reasonable regulations as the Trustee may prescribe, the Trustee shall provide for the registration of Bonds and the registration of transfers of Bonds. The Bond Register shall contain a record of every Bond at any time authenticated hereunder, together with the name and address of the Holder thereof, the date of authentication, the date of transfer or payment, and such other matters as are appropriate for the Bond Register in the estimation of the Trustee.

      (2) Upon surrender for transfer of any Bond at the principal corporate trust office of the Trustee, the Issuer shall execute (if necessary), and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees (but not registered in blank or to "bearer" or a similar designation), one or more new Bonds of any Authorized Denomination or Authorized Denominations of a like aggregate principal amount, having the same stated maturity and interest rate, as requested by the transferor.

      (3) At the option of the Holder, Bonds may be exchanged for other Bonds of the same series of any Authorized Denomination or Authorized Denominations of a like aggregate principal amount and stated maturity, upon surrender of the Bonds to be exchanged at the principal corporate trust office of the Trustee, and upon payment, if the Issuer shall so require, of the taxes, if any, hereinafter referred to. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Holder making the exchange is entitled to receive.

      (4) All Bonds surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled by the Trustee and thereafter disposed of as required by Section 2.13.

      (5) All Bonds delivered in exchange for or upon transfer of Bonds shall be valid special obligations of the Issuer evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered for such exchange or transfer.

      (6) Transfer of a Bond may be made on the Trustee's books by the registered owner in person or by the registered owner's attorney duly authorized in writing. Every Bond presented or surrendered for transfer or exchange shall (if so required by the Issuer or the Trustee) be duly endorsed or be accompanied by a written instrument or instruments of transfer, in the form printed on the Bond or in another form satisfactory to the Trustee, duly executed and with guaranty of signature of the Holder thereof or his attorney duly authorized in writing and shall include written instructions as to the details of the transfer of the Bond.

      (7) No service charge shall be made to the Holder for any registration, transfer or exchange, but the Trustee and Issuer may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds, other than exchanges expressly provided in this Indenture to be made without expense or without charge to Bondholders.

      (8) Subject to the provisions of subsection (9) below, the Trustee as Bond Registrar shall comply with rules applicable to transfer agents registered with the Securities and Exchange Commission as to the 72-hour "turnaround" standard established for the transfer of registered corporate securities.

      (9) The Trustee shall not be required (i) to transfer or exchange any Bond during a period beginning at the opening of business 10 days before the day of the first publication or the mailing (if there is no publication) of a notice of redemption of Bonds under this Indenture and ending at the close of business on the day of such publication or mailing, or (ii) to transfer or exchange any Bond so selected for redemption in whole or in part; provided, however, that in no event shall the provisions of this subsection (9) preclude or in any way impair a Holder from exercising the rights set forth in Section 4.1.

      (10) The Bond Registrar shall insert in each Bond the date of registration which, for purposes of delivering the original Bonds to the Original Purchaser, shall be Bond Closing, and which for all other events shall be the last Interest Payment Date preceding the date of authentication to which interest on the Bond has been paid or made available for payment, unless the date of authentication is an Interest Payment Date to which interest has been paid or made available for payment, in which case the Bond shall be dated as of the date of authentication. Each Bond shall be so dated that neither gain nor loss in interest shall result from any transfers, exchange or substitution provided for herein.

      (11) Notwithstanding anything herein to the contrary, in no event shall any Bond be transferred to or registered in the name of any transferee (except the Trustee, the Reimbursement Bank, the Remarketing Agent or the Company) who is not an institutional accredited investor who has (A) executed an Investor Letter in the form attached to this Indenture as Exhibit B-1 or (B), in the event such transferee is to be issued a Bond (i) which is in a principal amount representing less than one-third of the Bonds Outstanding, or (ii) at such time the Letter of Credit then securing the Bonds is not issued by a Bank, the senior debt obligations of which carry a Rating Category of at least AA, or (iii) at such time the Letter of Credit is not then in full force and effect or has been improperly dishonored, executed an Investor Letter in the form attached to this Indenture as Exhibit B-2.

            Section 2.12 Interest Rights Preserved.

            Each Bond delivered upon transfer of or in exchange for or in lieu of any other Bond shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

            Section 2.13 Cancellation of Bonds.

            Whenever any Outstanding Bond shall be delivered to Trustee for cancellation pursuant to this Indenture, upon payment of the principal amount and interest represented thereby or for replacement pursuant to Section 2.8 or transfer pursuant to Section 2.11, such Bond shall be canceled and destroyed by Trustee and a certificate of destruction evidencing such destruction shall be furnished by the Trustee to the Issuer.

            Upon the Maturity of any Company Bond, or upon acceleration of the Bonds upon the occurrence of an Event of Default described in clause (4) or (5) of Section 10.1 hereof (whether or not an acceleration shall have occurred), the Trustee shall cancel such Company Bond and not make any payments with respect thereto from the Bond Fund for any principal or interest then due thereon. Upon any such cancellation such Company Bond shall be deemed fully paid under this Indenture and shall no longer be Outstanding and shall not be reissued and a certificate evidencing such cancellation and destruction shall be furnished by the Trustee to the Issuer, the Reimbursement Bank and the Company.

                                   ARTICLE III

                       REDEMPTION OF BONDS BEFORE MATURITY

            Section 3.1 Redemption.

      (1) The Bonds are subject to redemption in whole or in part in principal increments of $100,000 on any Interest Payment Date, commencing on September 1, 1997, at the option of the Company and with the prior written consent of the Bank, upon at least 35 days prior notice to the Trustee and Issuer, or as required by Section 6.2(2), at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the Redemption Date, without premium.

      (2) Following the occurrence of a Determination of Taxability all of the Bonds shall be redeemed in whole on the first Business Day for which notice of redemption can properly be given in accordance with Section 3.3 at a redemption price equal to 103 percent of the principal amount of the Bonds to be redeemed plus accrued interest thereon to the Redemption Date.

      (3) In the event that during the Letter of Credit Period the Company has failed to deliver an Alternate Letter of Credit to the Trustee at least 35 days prior to the Termination Date pursuant to Section 7.4 hereof, all of the Bonds shall be redeemed on such Termination Date (or the immediately preceding Business Day, if such Date is not a Business Day) at a redemption price equal to the principal amount of the Bonds to be redeemed plus interest accrued thereon to the Redemption Date; provided that upon at least 35 days prior notice to the Trustee and Issuer, the Company may direct that the Bonds be called for mandatory tender on the redemption date in lieu of redemption on that date, all in the manner herein provided for mandatory tender of the Bonds.

      (4) All Bonds are subject to mandatory redemption by lot at par and accrued interest without premium, on the following dates and in the following amounts (unless and to the extent any credit against such amount is applied as provided in this Indenture, or if less than such amount is then Outstanding, an amount equal to the aggregate principal amount of the Bonds then Outstanding):

                  Date                          Amount
                  ----                          ------
                  3/1/98                        $140,000
                  3/1/99                         140,000
                  3/1/00                         140,000
                  3/1/01                         140,000
                  3/1/02                         140,000
                  3/1/03                         140,000
                  3/1/04                         140,000
                  3/1/05                         140,000
                  3/1/06                         140,000
                  3/1/07                         140,000
                  3/1/08                         145,000
                  3/1/09                         145,000
                  3/1/10                         145,000
                  3/1/11                         145,000
                  3/1/12                         145,000
                  3/1/13                         145,000
                  3/1/14                         145,000
                  3/1/15                         145,000
                  3/1/16                         145,000
                  3/1/17*                        145,000

--------------
*Final Maturity

      (5) If Bonds are redeemed at the direction of the Company pursuant to
Section 3.1(1) hereof, the principal amount of the Bonds so optionally redeemed may, at the option of the Company, be applied as a credit against the next occurring Mandatory Redemption Payment with respect to Bonds otherwise to be redeemed thereby, such credit to be equal to the principal amount of such Bonds redeemed, provided that the Company shall have delivered to the Trustee not less than sixty days prior to such Maturity Date written notice stating its election to apply the principal amount of such Bonds as such a credit. In such case, the Trustee shall reduce the principal amount of Bonds to be redeemed on the Maturity Date specified in such Company Certificate by the principal amount of Bonds so redeemed.

      (6) Any credit given Mandatory Redemption Payments shall not affect any subsequent Mandatory Redemption Payments, which shall remain payable as otherwise provided herein, unless and until another credit is given in accordance with the provisions hereof.

            Section 3.2 Partial Redemption of Bonds.

            In the case of any partial redemption of Bonds pursuant to any provision of this Indenture, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee in such manner as the Trustee shall deem fair and equitable and so that at no time shall more than one Bond be outstanding in an amount less than $100,000. In the case of any partial redemption of a Bond in a denomination greater than $100,000 then for all purposes in connection with such redemption, the first $100,000 of face value of such Bond shall be treated as though it were a separate Bond in the denomination of $100,000 and each remaining $100,000 of face value of such Bond shall be treated as though it were a separate Bond in the denomination of $100,000 and such Bond shall be redeemed only in a principal amount sufficient to redeem one or more of such separate Bonds in full. Any Bond which is to be redeemed only in part may be surrendered to the Trustee (i) for payment of the Redemption Price (including accrued interest thereon to the Redemption Date) of the portion thereof called for redemption and (ii) for exchange for Bonds in any authorized denomination or denominations in aggregate principal amount equal to the unredeemed portion of such Bond, without charge therefor. Or, at the option of the Holder, the Holder shall note (and there shall deemed to have been noted) on the Bond upon payment of the Redemption Price, the principal amount so redeemed; provided that failure to note such prepayment on such Bond shall not affect the validity of such redemption. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bond redeemed or to be redeemed only in part, to the portion of the principal of such Bond which has been or is to be redeemed.

            Section 3.3 Procedure for Redemption.

            In the event the Company shall give notice to the Trustee and Issuer of any redemption of the Bonds, and the Reimbursement Bank shall have consented in writing, the Trustee shall give notice, in the name of the Issuer, of the redemption of such Bonds, which notice shall (1) specify the Bonds (or portions thereof) to be redeemed, the Redemption Date, the redemption price and the place or places where or, if a partial redemption the manner in which the amounts due upon such redemption will be payable and (2) state that on the Redemption Date the Bonds (or portions thereof) to be redeemed shall cease to bear interest. Such notice may set forth any additional information relating to such redemption. The

Trustee shall give such Notice By Mail at least thirty (30) days prior to the Redemption Date, to the Holders of the Bonds to be redeemed and, if required by law, published notice of the redemption shall also be given at least once prior to the Redemption Date in a daily or weekly financial journal or newspaper of general circulation in New York, New York; provided, however, that failure duly to give any such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bonds not affected by such failure or defect.

            Any Bonds and portions of Bonds which have been duly selected for redemption and which are deemed to be paid in accordance with Article IX hereof shall cease to bear interest on the specified redemption date.

            Section 3.4 Payment of Bonds Upon Redemption.

            The redemption price of Bonds or portions thereof called for redemption in accordance with Section 3.3 shall be payable on the Redemption Date upon presentation and surrender of such Bonds at the place or places of payment except, in the case of redemption of a Bond in part during the Variable Rate Period, in case of presentment or nonpresentment, such payment shall be by wire transfer in accordance with instructions filed by the Holder with the Trustee at least three (3) Business Days prior to such redemption. If, on the Redemption Date, sufficient moneys (which in the case of a redemption during the Letter of Credit Period shall consist solely of a drawing under the Letter of Credit) shall have been deposited with the Trustee to effect such redemption in accordance with this Indenture, then interest shall cease to accrue on all Bonds or portions thereof so called for redemption.


            Section 3.5 No Partial Redemption After Default.

            Anything in this Indenture to the contrary notwithstanding, if there shall have occurred and be continuing an Event of Default, there shall be no redemption of less than all of the Bonds at the time Outstanding.

            Section 3.6 Cancellation.

            All Bonds which have been redeemed shall be canceled by the Trustee as provided in Section 2.13 and shall not be reissued.


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
                                   ARTICLE IV

                        PURCHASE AND REMARKETING OF BONDS


            Section 4.1 Purchase of Bonds at Option of Holder.

      (1) During the Variable Rate Period, the Trustee, acting on behalf of the Company and for the benefit of the Holders of the Bonds from time to time, shall purchase any Bond (other than Company Bonds) from amounts in the Bond Purchase Fund, for the account of the Company, or cause the Bond to be otherwise purchased, upon notice from the Holder thereof, such purchase to occur on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest thereon from the most recent Variable Rate Interest Payment Date, but only upon:

            (A) notice by the Holder communicated to the Remarketing Agent and the Trustee by written or printed telex or other means of written or printed instantaneous communication delivered to the Remarketing Agent at its principal office and the Trustee at its principal corporate trust office (the "Optional Tender Notice") stating (i) the principal amount of such Bond, and (ii) the date on which such Bond shall be purchased pursuant to this Section 4.1, which date shall be a Business Day on or after the seventh calendar day next succeeding the date of the giving of the Optional Tender Notice (the "Optional Tender Date"); and

            (B) delivery of such Bond (with an appropriate instrument of transfer executed in blank) to the Trustee by 12:00 o'clock Noon, Nebraska time, on the Business Day prior to the date specified in such Optional Tender Notice.

      (2) Immediately upon receipt by the Trustee of an Optional Tender Notice delivered to it in accordance with subsection (1) of this Section 4.1, the Trustee shall give notice by telephone or facsimile, promptly confirmed in writing, to the Company, the Reimbursement Bank and the Remarketing Agent specifying the principal amount of Bonds to be purchased pursuant to said Optional Tender Notice and the date for such purchase. On such Optional Tender Date if such Bond has been properly delivered in a timely manner to the Trustee, the Trustee, on behalf of the Company, shall purchase the Bonds identified in such Optional Tender Notice from the Holder thereof for the account of the Company, or cause such

Bonds to be purchased upon compliance with Section 2.11(11) of this Indenture, at a purchase price equal to the principal amount thereof to be purchased, plus accrued interest thereon. In either case, funds for the payment of the purchase price of such Bonds shall be drawn by the Trustee from the Bond Purchase Fund as provided in Section 6.4.

            Section 4.2 Mandatory Tender of Bonds.

      (1) The Mandatory Tender Date shall be (a) the Conversion Date, (b) the date on which the Bonds are called for mandatory tender, in lieu of mandatory redemption, as provided under Section 3.1(3) and Section 4.9 and (c) the date on which an Alternate Letter of Credit shall take effect. Subject to the provisions of subsection (3) below, the Holder of each Bond shall tender such Bond to the Trustee for purchase on the Mandatory Tender Date, all as more fully provided in this Section 4.2.

      (2) Notice of a Mandatory Tender Date (a "Mandatory Tender Notice") shall be given by the Trustee, by first-class mail, postage prepaid, to the Issuer and Holders of all Bonds at their addresses appearing on the registration books maintained by the Trustee and to the Remarketing Agent, not less than 30 days prior to the Conversion Date or seven days prior to any other Mandatory Tender Date. Such Notice shall specify the Mandatory Tender Date and state (A) the reason for the mandatory tender, (B) that all Bonds shall be purchased on the Mandatory Tender Date at a purchase price equal to the principal amount thereof plus accrued interest thereon and (C) that all Bonds must be tendered for purchase at or before 12:00 o'clock Noon, Nebraska time, on the Business Day prior to the Mandatory Tender Date together with an appropriate instrument of transfer executed in blank and the Holder of any such Bond which is not so tendered but for which there has been irrevocably deposited with the Trustee an amount sufficient to pay the purchase price thereof (an "Untendered Bond") shall be deemed to have been tendered and shall not be entitled to receive interest on such Bond for any period beginning on or after the Mandatory Tender Date. A copy of any Mandatory Tender Notice shall be delivered by the Trustee to the Remarketing Agent.

      (3) All Bonds shall be tendered (or deemed to be tendered as the case may be) to the Trustee for purchase at or before 12:00 o'clock Noon, Nebraska time on the Business Day prior to the Mandatory Tender Date, by delivering such Bonds to the Trustee together with an appropriate instrument of transfer duly executed in blank. On the Mandatory Tender Date the Trustee acting on behalf of the Company and for the benefit of the Holders of the Bonds from time to time shall purchase or cause to be purchased all Bonds at a purchase price equal to the principal amount thereof plus accrued interest thereon. Funds for the payment of the purchase price of such Bonds shall be drawn by the Trustee from the Bond Purchase Fund as provided in Section 6.4.

            Section 4.3 Duties of Trustee.

            The Trustee agrees, and will cause each of its agents to agree, that it will:

      (1) hold all Bonds delivered to it pursuant to Section 4.1 or 4.2 hereunder in trust solely for the benefit of the respective Bondholders which shall have so tendered such Bonds for purchase until the payment of the purchase price with respect to such Bonds; and

      (2) hold all moneys delivered to it hereunder for the purchase of such Bonds in trust solely for the benefit of the Holders which shall have so tendered such Bonds for purchase until such moneys shall have been delivered to or for the account of such Bondholders.

            Section 4.4 Remarketing of Bonds.

      (1) Upon receipt of a notice from the Trustee pursuant to Section 4.1(2) or 4.2(2), the Remarketing Agent shall offer for sale and use its best efforts to sell the Bonds with respect to which such notice has been received in a private placement in accordance with Section 2.11(11) of this Indenture to sophisticated investors, knowledgeable in making investments similar in nature and character to the Bonds, who agree to purchase such Bonds for investment purposes only and without a view to re-sell or distribute the Bonds and to execute an Investor Letter in the form attached as Exhibit B-1 or B-2, as applicable, on the Optional Tender Date or Mandatory Tender Date, as the case may be, at a purchase price of par plus accrued interest, provided that the Remarketing Agent shall not sell the Bonds to the Company or the Issuer.

      (2) Not later than 2:00 p.m., Nebraska time, on the second Business Day prior to the Optional Tender Date or Mandatory Tender Date, the Remarketing Agent shall give notice (the "Remarketing Notice"), by telephone, telex or telecopier, promptly confirmed in writing, to the Company, the Reimbursement Bank, the Issuer and the Trustee specifying the total principal amount and denominations of the Bonds, if any, sold for settlement on such Optional Tender Date or Mandatory Tender Date, as the case may be, and the name, address and taxpayer identification number of the purchaser. At the time of delivery of Bonds to or upon the order of the Remarketing Agent as hereinafter provided, the Remarketing Agent shall deliver to the principal office of the Trustee, in immediately available funds (or upon direction by the Remarketing Agent, the Trustee shall charge the account of the Remarketing Agent, upon receipt of an authorized debit advice), an amount equal to the purchase price of the total principal amount of Bonds so specified in the Remarketing Notice, plus accrued interest, if any. If in the Remarketing Notice, the Remarketing Agent shall have specified the name(s) in which each remarketed Bond is to be registered together with the purchaser's address and taxpayer identification number of the purchaser, and the denomination in which each remarketed Bond is to be issued, delivery of such Bonds, properly executed on behalf of the Issuer and authenticated by the Trustee, registered in the name(s) and issued in the denomination(s) so specified, shall be made to the Remarketing Agent by 12:00 Noon, Nebraska time on the Optional Tender Date or Mandatory Tender Date, as the case may be, against payment by the Remarketing Agent as aforesaid.

      (3) Prior to 10:00 A.M., Nebraska time, on any Mandatory Tender Date or Optional Tender Date, the Remarketing Agent shall transfer to the Trustee, in immediately available funds, the amount of proceeds of remarketed Bonds received by the Remarketing Agent prior to such Mandatory Tender Date or Optional Tender Date.

            Section 4.5 Purchase of Tendered Bonds.

            Prior to 12:00 Noon, Nebraska time on any Optional Tender Date or Mandatory Tender Date, the Trustee shall pay, but only from funds in the Bond Purchase Fund, the purchase price for all Bonds properly tendered (or deemed tendered pursuant to Section 4.8) for purchase pursuant to Section 4.1 or 4.2 hereof, in each case at a purchase price equal to 100% of the principal amount thereof plus accrued interest to the Optional Tender Date or Mandatory Tender Date. Funds for the payment of such purchase price shall be derived from the following sources in the following order:

            first, from funds drawn on the Bank under the Letter of Credit;

            second, from funds paid by the Remarketing Agent for the purchase of Bonds as described in Section 4.4 hereof; and

            third, from funds provided by or on behalf of the Company pursuant to its obligation under Section 4.3 of the Agreement to pay the purchase price of Bonds tendered, or deemed tendered, for purchase, and from such other funds as may be available in the Bond Purchase Fund for the purpose.

            The Remarketing Agent shall immediately deliver to the Trustee any amounts on hand with the Remarketing Agent not theretofore delivered to the Trustee after the payment of the purchase price of the Bonds to be purchased on any Optional Tender Date or Mandatory Tender Date (other than any amounts held by the Remarketing Agent with respect to any Untendered Bond).

            Section 4.6 Delivery of Bonds.

      Bonds purchased pursuant to Section 4.1 or 4.2 shall be delivered as follows:

      (1) Bonds purchased by the Trustee from the Letter of Credit proceeds (for which the Reimbursement Bank has not been reimbursed with proceeds received from the Remarketing Agent pursuant to Section 4.4(3)) shall be delivered to and held by the Trustee in accordance with the Reimbursement Agreement. Bonds held by the Trustee as provided in this clause (1) shall be registered in the name of the Company or as otherwise provided in the Reimbursement Agreement; provided that the Bonds shall not be delivered to subsequent purchasers until the Trustee has received written notice from the Bank that the Letter of Credit has been reinstated and provisions for transfer in Article II of this Indenture have been satisfied;

      (2) Bonds purchased by the Trustee with moneys derived from remarketing proceeds shall be delivered by the Trustee as directed by the Remarketing Agent upon satisfaction of the requirements of Article II of this Indenture; and

      (3) Bonds purchased by the Trustee with moneys described in clause (iii) of Section 6.4(3)(B) hereof shall be delivered to and canceled by the Trustee in accordance with Section 2.13.

            Section 4.7 Purchase Not to Constitute a Redemption.

            The Issuer and the Trustee recognize and acknowledge that, in carrying out their responsibilities under this Article IV, the Trustee and the Remarketing Agent shall be acting solely for the benefit of the Holders from time to time of the Bonds and the Company, except to the extent that the Trustee is acting as the Reimbursement Bank's agent to perfect the Reimbursement Bank's security interest in Company Bonds. No delivery of Bonds to the Trustee or purchase of Bonds under this Article shall constitute a redemption of the Bonds or an extinguishment of the debt evidenced thereby, other than a purchase by the Trustee referred to in clause (3) of Section 4.6.

            Section 4.8 Untendered Bonds.

            Any Bond which is not tendered on or prior to the Optional Tender Date or Mandatory Tender Date with respect to such Bond (an "Untendered Bond"), as to which there has been irrevocably deposited with the Trustee an amount sufficient to pay the purchase price thereof shall be "deemed tendered" for purposes of this Indenture and shall cease to accrue interest on such Optional Tender Date or Mandatory Tender Date, as the case may be, and the Holder thereof shall not be entitled to any payment other than the purchase price for such Untendered Bond, and shall no longer be entitled to the benefits of this Indenture, except for payment of the purchase price therefor from moneys held by the Trustee for such purpose upon presentment of such Bond to the Trustee. In lieu of and in substitution for such Untendered Bonds, Bonds shall be issued in accordance with Section 2.8 hereof.

            Section 4.9 Purchase of Bonds in Lieu of Certain Redemptions and
                        Acceleration.

      (1) If the Bonds have been called for redemption pursuant to Sections 3.1(2) or (3) hereof or upon acceleration of the Bonds as a result of an Event of Default under Section 10.1(4) hereof or 9.1(2) of the Loan Agreement, the Bonds may be purchased, in lieu of redemption or acceleration, in whole but not in part by the Reimbursement Bank or an affiliate thereof acceptable to Issuer (the "Purchaser"); if (a) notice to that effect is given to the Trustee, and if the Bonds are then rated, to S&P or Moody's, by the Purchaser not later than 3:00 p.m. New York City time, on the Business Day preceding the date scheduled for redemption or acceleration, which notice shall state the identity of the

Purchaser, and (b) the conditions set forth in clause (2) below are satisfied.

      (2) To the extent the Purchaser has deposited in a separate trust account designated by the Trustee for such purpose moneys which such Purchaser certifies to the satisfaction of Holders are not in any way provided by or derived from the Company in an amount equal to or greater than the aggregate principal amount of Bonds called for redemption pursuant to Section 3.1(2) or (3) hereof, or upon acceleration of the Bonds as a result of an Event of Default under Section 10.1(4) or (5) hereof, plus accrued interest thereon to the date scheduled for redemption or acceleration, not later than 11:00 a.m. Nebraska time, on the Business Day preceding the date scheduled for redemption or acceleration, then any Bonds presented to the Trustee on or before the close of business on the date scheduled for redemption or acceleration shall be purchased, and not redeemed or accelerated, with moneys so deposited in such account at a purchase price for each Bond equal to the principal amount thereof, plus accrued interest thereon to the date scheduled for redemption or acceleration. Any Bond to be purchased in lieu of such redemption or acceleration that is not presented to the Trustee on or before the date scheduled for redemption or acceleration shall become an Untendered Bond and shall be deemed to have been purchased on such date.

      (3) The purchase price of any Untendered Bond described in clause (2) above shall be paid by the Trustee when it is surrendered for payment at the principal corporate trust office of the Trustee. On the date scheduled for redemption pursuant to Sections 3.1(2) or (3) hereof or acceleration pursuant to
Section 10.2 hereof, the Trustee shall authenticate (and the Issuer shall execute, if necessary) a replacement Bond for such Untendered Bond. The Holder of such Untendered Bond shall not be entitled to receive any further interest thereon and shall have no further rights under this Indenture except to receive such purchase price so deposited with the Trustee, without interest thereon, upon such surrender.

      (4) Promptly after any date scheduled for redemption pursuant to Sections 3.l(2) or (3) hereof or acceleration pursuant to Section 10.2 hereof, the Trustee shall give Notice by Mail to each Holder of an Untendered Bond deemed to be purchased on such date, which notice shall state that interest on such Untendered Bond ceased to accrue on such date and that moneys representing the purchase price of such Untendered Bond are available against surrender thereof as aforesaid.

      (5) Moneys deposited by the Purchaser in the separate trust account described in clause (2) above shall be invested, at the direction of the Bank, in Permitted Investments maturing as to principal and interest at such time and in such amounts as is sufficient to make timely payment of the purchase price of Bonds to be purchased under the provisions of this Section 4.9 (which, in the case of Untendered Bonds, shall be the next Business Day). Any earnings from the investment of such moneys shall be retained by the Trustee to the extent necessary to assure the amount so held in trust is sufficient to pay the purchase price of Bonds to be purchased under the provisions of this Section 4.9 and to the extent not necessary for such purpose shall be paid to the Reimbursement Bank.

      (6) All Bonds purchased as herein provided shall be registered by the Trustee for transfer and redelivery to such person or persons as shall be designated by the Purchaser upon satisfaction of the provisions of transfer of Bonds pursuant to Article II of this Indenture.

                                    ARTICLE V

                                GENERAL COVENANTS


            Section 5.1 Payment of Principal, Premium and Interest.

            Solely from the moneys derived from the Loan Agreement (other than to the extent payable from proceeds of the Bonds, temporary investments or Letter of Credit proceeds and other than amounts due to the Issuer in connection with its Reserved Rights), the Issuer will duly and punctually pay the principal of, premium, if any, and interest on the Bonds in accordance with the terms of the Bonds and this Indenture. Moneys derived from the Loan Agreement include all moneys derived from the Granting Clauses set forth herein, including, but not limited to, Basic Payments under the Loan Agreement, and trust funds deposited in the funds and accounts established under Article VI herein to the extent and in the manner provided in said Article. Nothing in the Bonds or in this Indenture shall be considered as assigning or pledging funds or assets of the Issuer other than those covered by the Granting Clauses set forth herein.

            Section 5.2 Performance of and Authority for Covenants.

            The Issuer covenants that it is duly authorized under the Act to issue the Bonds authorized hereby, to execute this Indenture, to loan the Bond proceeds to the Company and to assign and pledge the payments from the Loan Agreement in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken.

            Section 5.3 Instruments of Further Assurance.

            The Issuer covenants that it has not made, done, executed or suffered, and will not make, do, execute or suffer, any act or thing whereby its interest in the Loan Agreement or any part thereof is now or at any time hereafter impaired, changed or encumbered in any manner whatsoever, except as may be expressly permitted herein; and that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such instruments supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, pledging, assigning and confirming unto the Trustee all and singular the sums assigned and pledged hereby to the payment of the principal of and interest on the Bonds.

            Section 5.4 Recording and Filing.

            The Trustee covenants that, except for filings to be completed on the date of issuance of the Bonds, solely from available Additional Charges paid by the Company it will cause this Indenture, all supplements thereto and all related financing statements, to be kept, recorded and filed in such manner and in such places as may be required by law in order to preserve and protect fully the security of the Holders of the Bonds and the rights of the Trustee hereunder and under any other instruments aforesaid.

            Section 5.5 Books and Records.

            The Trustee covenants that so long as any Outstanding Bonds issued hereunder and secured by this Indenture shall be unpaid, the Trustee will keep proper books or records and accounts, in which full, true and correct entries will be made of all its financial dealings or transactions in relation to the Project and the payments derived from the Loan Agreement and this Indenture. At reasonable times and under reasonable regulations established by the Trustee, such books shall be open to the inspection of the Issuer and of Holders and such accountants or other agencies as the Trustee may from time to time designate. At Issuer's request, Trustee shall provide to Issuer the principal amount of Bonds Outstanding and the amount of accrued interest then outstanding, interest rates on the Bonds, including a record of adjustments in the rates, Fund balances and annual (or more frequent) reports regarding all Funds, including investment reports.

            Section 5.6 Bondholders' Access to Bond Register.

            At reasonable times and under reasonable regulations established by the Trustee, the Bond Register or a copy thereof may be inspected and copied by the Issuer or by Holders (or a designated representative thereof) of ten percent (10%) or more in principal amount of the then Outstanding Bonds, such authority of any such designated representative to be evidenced to the satisfaction of the Trustee. Except as otherwise may be provided by law, the Bond Register shall not be deemed a public record and shall not be made available for inspection by the public, unless and until notice to the contrary is given to the Trustee by the Issuer.

            Section 5.7 Rights Under Loan Agreement.

            The Loan Agreement sets forth covenants and obligations of the Issuer and the Company, and reference is hereby made to the same for a detailed statement of said covenants and obligations. The Issuer agrees to cooperate in the enforcement of all covenants and obligations of the Company under the Loan Agreement and agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Loan Agreement and on behalf of the Holders, whether or not the Issuer has undertaken to enforce such rights and obligations.

                                   ARTICLE VI

                               FUNDS AND ACCOUNTS


            Section 6.1 "Trust Moneys" Defined.

            All moneys received by the Trustee:

      (1) as elsewhere herein provided to be held and applied under this Article VI, or required to be paid to the Trustee and whose disposition is not elsewhere herein otherwise specifically provided for, including, but not limited to the investment income of all Trust Funds held by the Trustee under this Indenture; or

      (2) as proceeds from the sale of the Bonds; or

      (3) as Basic Payments, or as otherwise payable under the Agreement;

(all such moneys being herein sometimes called "Trust Moneys") shall be held by the Trustee as a part of the Trust Estate, and, upon the exercise by the Trustee of any remedy specified in Article X hereof, such Trust Moneys shall be applied in accordance with Section 10.6 hereof, except to the extent that the Trustee is holding in trust moneys or Government Obligations, as the case may be, for the payment of any specified Bonds which are no longer deemed to be Outstanding under the provisions of Article IX hereof, which moneys or Government Obligations shall be applied only as provided in said Article IX. Prior to the exercise of any such remedy, all or any part of the Trust Moneys shall be held, invested, withdrawn, paid or applied by the Trustee, from time to time, as provided in this Article VI, Article VII and Article VIII hereof.

            Section 6.2 Construction Fund.

      (1) There is hereby created a Construction Fund (Transcrypt International, Inc. Project). All proceeds of the Bonds shall be deposited in the Construction Fund held by the Trustee and shall be disbursed by the Trustee to or for the account of the Company from the Construction Fund in accordance with the applicable provisions of Article III of the Loan Agreement and the applicable provision of the Reimbursement Agreement.


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
      (2) All earnings on amounts in the Construction Fund shall remain in the Construction Fund. Any sums in the Construction Fund in excess of any amount required to pay all Project Costs shall be transferred to the Bond Fund at the time or times and in the manner provided in Article III of the Loan Agreement and used to reimburse the Reimbursement Bank for a draw under the Letter of Credit to redeem Bonds in accordance with Section 3.1(1).

      (3) For federal arbitrage purposes, any sums in the Construction Fund shall be invested at a yield not materially higher than the yield on the Bonds if and to the extent (a) a temporary period is not available therefor, and (b) such sums, together with sums in any other Fund not entitled to a temporary period or not treated as a reasonably required reserve or replacement fund exceed a minor portion equal to $100,000.

            Section 6.3 Variable Rate Demand Industrial Development Revenue
                        Bond Fund (Transcrypt International, Inc. Project).

      (1) There is hereby created the Bond Fund (Transcrypt International, Inc. Project), also referred to herein as the Bond Fund.

            (A) There is hereby established two trust accounts within the Bond Fund, the General Account and the Letter of Credit Account.

            (i) There shall be credited to the General Account in the Bond Fund, as and when received:

                  (a) any sums in the Construction Fund transferred to the Bond
            Fund as provided in Section 6.2(2);

                  (b) each payment received by the Trustee under and pursuant to any of the provisions of this Indenture or the Loan Agreement which is required to be paid into the Bond Fund, or which is accompanied by directions that such payments are to be credited to the Bond Fund; and

                  (c) all income derived from the investment of amounts
            described in clause (a) and (b), as realized.

            (ii) There shall be credited to the Letter of Credit Account in the Bond Fund, all moneys drawn by the Trustee


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
      under the Letter of Credit pursuant to Sections 7.2(1) and (3) hereof, and all income derived from the investment of such moneys.

            (B) The Trustee shall disburse, from time to time, sufficient moneys from the Bond Fund as specified below to pay the principal of, and the interest on, the Bonds as the same become due and payable.

            (C) Funds for the payment of the principal of, premium, if any, and interest on the Bonds shall be derived from the following sources:

            (i) Funds for the payment of the principal of the Bonds, at Maturity (but not upon any purchase pursuant to Article IV) shall be disbursed by the Trustee from the Bond Fund in the order of priority indicated below:

                  (a) upon (x) any Redemption Date or (y) the Stated Maturity of the Bonds, amounts in the Letter of Credit Account in the Bond Fund which represent amounts drawn by the Trustee under the Letter of Credit for the payment of principal pursuant to Section 7.2(1) hereof;

                  (b) upon the occurrence of an Event of Default and
            acceleration of payment of the Bonds, amounts in the Letter of Credit Account in the Bond Fund which represent amounts drawn by the Trustee under the Letter of Credit for the payment of principal pursuant to Section 7.2(3) hereof;

                  (c) Available Moneys in the General Account in the Bond Fund;

                  (d) Available Moneys in the Construction Fund;

                  (e) amounts in the General Account in the Bond Fund which
            represent payments received by the Trustee directly from the Company and amounts derived from the investment of such amounts;

                  (f) all other amounts in the General Account in the Bond Fund which were received by the Trustee under and pursuant to the Loan Agreement or from any other source and were accompanied by directions by the Company that such moneys are to be paid into the Bond Fund, and amounts derived from the investment of such amounts; and

                  (g) all other amounts in the Construction Fund.

            (ii) Funds for the payment of interest on the Bonds shall be derived from the following sources in the order of priority indicated below and in each case applied to interest on the Bonds other than Company Bonds (which shall be canceled in accordance with Section 2.13 hereof):

                  (a) with respect to interest due upon (x) any Redemption Date or (y) the Stated Maturity of the Bonds, amounts in the Letter of Credit Account in the Bond Fund which represent amounts drawn by the Trustee under the Letter of Credit for the payment of interest pursuant to Section 7.2(1) hereof;

                  (b) with respect to interest due upon the occurrence of an
            Event of Default and acceleration of payment of the Bonds, amounts in the Letter of Credit Account in the Bond Fund which represent amounts drawn by the Trustee under the Letter of Credit for the payment of interest pursuant to Section 7.2(3) hereof;

                  (c) Available Moneys in the General Account in the Bond Fund;

                  (d) Available Moneys in the Construction Fund;

                  (e) amounts in the General Account in the Bond Fund which
            represent payments received by the Trustee directly from the Company and amounts derived from the investment of such amounts;

                  (f) all other amounts in the General Account in the Bond Fund which were received by the Trustee under and pursuant to the Agreement or from any other source and were accompanied by directions of the Company that such moneys are to be credited to the Bond Fund, and amounts derived from the investment of such amounts; and

                  (g) all other monies in the Construction Fund.

            (D) Upon the occurrence of an Event of Default described in clause
(4) or (5) of Section 10.1 hereof and a drawing by the Trustee under the Letter of Credit pursuant to the provisions of Section 7.2(3) hereof as a result thereof, the Trustee shall immediately pay to the Bondholders, in payment of the principal of and interest on the Bonds, an amount equal to the principal of and interest on the Bonds due upon the acceleration of the Bonds on such date, regardless whether such acceleration shall actually have occurred, provided that such payments shall be made with respect to Bonds other than Company Bonds (which shall be canceled in accordance with Section 2.13 hereof) and to the extent of such payment, the obligations of the Issuer under this Indenture and the Bonds shall be deemed to have been satisfied.

            (E) If the Reimbursement Bank has not received a Basic Payment directly from the Company pursuant to Section 4.2(3) of the Loan Agreement, the Trustee shall withdraw, from time to time, moneys from the General Account in the Bond Fund, to the extent not necessary to pay principal of and interest on the Bonds, to repay the Reimbursement Bank for draws paid under the Letter of Credit pursuant to Section 7.2(1), (2), (3) or (4) hereof. Repayments to the Reimbursement Bank shall be made on the day the draw is paid under the Letter of Credit to the extent that moneys are available.

            (F) If any Bond shall not be presented for payment at Maturity, provided moneys sufficient to pay such Bond shall have been made available to the Trustee and are held in the Bond Fund for the benefit of the Holder thereof, all liability of the Issuer to the Holder thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys, in the Bond Fund, without liability for interest thereon, for the benefit of the Holder of such Bond, who shall thereafter be restricted exclusively to such moneys for any claim of whatever nature on his part hereunder or on, or with respect to, such Bond.

      (2) Any moneys remaining in the Bond Fund after payment in full of all Bonds, and payment of the fees, charges and expenses of the Trustee, the Paying Agent, the Issuer and any Co-Paying Agent which have accrued and which will accrue and all other items required to be paid hereunder upon the receipt of a written request from the Reimbursement Bank, shall be paid to the Reimbursement Bank, but only to the extent of amounts due or becoming due under the Reimbursement Agreement; any balance remaining after payment of the Reimbursement Bank shall be disbursed pursuant to Article IX hereof. If such amounts are insufficient to pay the full amount due and owing to the Reimbursement Bank under the Reimbursement Agreement, the Trustee shall, with the consent of the Issuer, assign and convey to the Reimbursement Bank, by instruments, deeds or other documents satisfactory to the Reimbursement Bank, all of the Trustee's right, title and interest in and to the Trust Estate, including all rights in and to the Agreement. The Issuer hereby agrees that, upon any assignment or conveyance to the Reimbursement Bank, it shall have no further right to or interest in the Trust Estate, provided nothing herein shall affect the Reserved Rights of the Issuer.

      (3) All payments to the Reimbursement Bank under the terms of this Indenture shall be made by wire transfer of immediately available funds to the Reimbursement Bank's office in Omaha, Nebraska by the close of business on the day payment is due.

      (4) Any funds transferred from the Construction Fund to the Bond Fund as provided in Section 6.2(2) (and interest earned thereon) shall be used by the Trustee at the direction of the Company within ninety (90) days of such transfer
(i) to redeem the largest number of Bonds callable, without premium or penalty, under the terms of this Indenture in accordance with Section 3.1(1), or (ii) to pay that portion of the annual principal due on the Bonds in an amount that bears the same ratio to the annual principal due that the total of such funds bear to the face amount of the Bonds; and such funds transferred to the Bond Fund shall not be invested by the Trustee to produce a yield greater than the yield on the Bonds, as required by Internal Revenue Service Revenue Procedure 79-5, Revenue Procedure 81-22 and 26 CFR 601.201 (and any subsequent amendments, modifications or replacements thereof); provided that, if the Trustee receives an opinion of Bond Counsel that such actions will not cause interest on the Bonds to be included in gross income for purposes of federal income taxation, the funds may be invested at a yield greater than the yield on the Bonds or the balance may be applied to meet current debt service requirements and accordingly become a part of the balance in the Bond Fund which may be credited against current installments of Basic Payments as provided in the Loan Agreement.

            Section 6.4 Bond Purchase Fund.

      (1) There is hereby created a Bond Purchase Fund (Transcrypt International, Inc. Project) which shall be used to pay the purchase price of Bonds to be purchased pursuant to Section 4.1 or


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
4.2. There shall be established as trust accounts within the Bond Purchase Fund a Remarketing Account and a Letter of Credit Account.

      (2) Payments Into the Bond Purchase Fund.

            (A) There shall be paid into the Remarketing Account in the Bond Purchase Fund, as and when received the proceeds of the remarketing of Bonds by the Remarketing Agent pursuant to Section 4.4 (which proceeds (together with any investments thereof and the income therefrom and proceeds thereof) shall at all times be traceable by the Trustee to their source and shall not be derived directly or indirectly from the Company).

            (B) There shall be paid into the Remarketing Account in the Bond Purchase Fund, as and when received all other moneys received by the Trustee under and pursuant to any of the provisions of this Indenture or the Agreement or otherwise which are required or accompanied by directions that such moneys are to be credited to the Remarketing Account in the Bond Purchase Fund.

            (C) There shall be paid into the Letter of Credit Account in the Bond Purchase Fund, as and when received, all moneys drawn by the Trustee under the Letter of Credit pursuant to Section 7.2(2) hereof.

      (3) Use of Moneys in the Bond Purchase Fund.

            (A) Except as provided in subsection (5) hereof and this subsection
      (3), money in the Bond Purchase Fund shall be used solely for the payment of the purchase price of Bonds to be purchased pursuant to Section 4.1 or 4.2.

            (B) On each Optional Tender Date and Mandatory Tender Date, the Trustee shall disburse from the Remarketing Account and the Letter of Credit Account in the Bond Purchase Fund sufficient moneys to pay the purchase price of all Bonds to be purchased on such date pursuant to
      Section 4.1 or 4.2, such disbursement to be made from the particular accounts and in the order of priority hereafter established in this Section and in each case applied first to Bonds other than Company Bonds (until the purchase price for Bonds which are not Company Bonds shall have been paid in full) and second, in the case of purchase under Section 4.2 hereof, to Company Bonds:

                  (i) amounts in the Letter of Credit Account in the Bond
            Purchase Fund which represent moneys drawn under the Letter of Credit;

                  (ii) amounts in the Remarketing Account in the Bond Purchase
            Fund which represent proceeds of the remarketing of such Bonds pursuant to Section 4.4 hereof (other than proceeds derived directly or indirectly from the Company), and amounts derived from the investment of such amounts; and

                  (iii) amounts in the Remarketing Account in the Bond Purchase
            Fund which have been received by the Trustee under and pursuant to any of the provisions of this Indenture or the Agreement or otherwise and which were accompanied by directions from the Company that such moneys be credited to the Remarketing Account in the Bond Purchase Fund to be used to redeem purchased Bonds, and any remarketing proceeds (other than proceeds derived directly or indirectly from the Company) and amounts derived from the investment of such amounts.

      (4) Money to be Held in Trust. All moneys paid over to the Trustee for the account of the Bond Purchase Fund (to be held in the Remarketing Account or the Letter of Credit Account therein) under any provision hereof shall be held (subject to the provisions of subsection (5)) in trust by the Trustee for the benefit of the Holders of the Bonds or the Reimbursement Bank, as each is entitled to be paid therefrom.

      (5) Payments to the Company and the Bank from the Bond Purchase Fund.

            (A) Except as provided in subsection (B) below, any moneys held by the Trustee in the Letter of Credit Account or described in Sections 6.4(B)(3)(i) or (ii) hereof shall be retained by the Trustee exclusively for the benefit of Holders of Bonds not yet presented for payment of the purchase price thereof until paid to such Holders; and such Holders shall look only to such moneys for the payment of the purchase price of such Bonds.

            (B) If, on or after any Optional Tender Date or Mandatory Tender Date, and after the Trustee has made provision for the payment of all Bonds to be purchased pursuant to Sections 4.1 or 4.2 hereof on such date, there remains any balance (other than moneys held by the Trustee for the purchase of Untendered Bonds) in either the Letter of Credit Account or Remarketing Account of the Bond Purchase Fund, the Trustee shall, prior to the close of business on such Optional Tender Date or Mandatory Tender Date, or at anytime thereafter upon receipt authorize the payment by federal funds, wire transfer or other immediately available funds, of such balance to the Reimbursement Bank, but only to the extent of amounts certified by the Reimbursement Bank to be due under the Reimbursement Agreement.

            (C) Any moneys remaining in the Bond Purchase Fund after payment in full of the Bonds, shall be paid to the Reimbursement Bank forthwith following payment in full and termination, but only to the extent of amounts due under the Reimbursement Agreement; any balance remaining after payment to the Reimbursement Bank shall be disbursed pursuant to Article IX hereof.

            Section 6.5 Deposit of Funds with Paying Agent.

      (1) The Trustee shall transfer and remit sums from the Bond Fund to the Paying Agent in advance of each Interest Payment Date, Maturity Date and Redemption Date, from the balance then on hand in the Bond Fund, sufficient to pay all principal, interest and premiums, if any, then due on Bonds. The Paying Agent shall hold in trust for the Holders of such Bonds all sums so transferred to it until paid to such Holders or otherwise disposed of as herein provided.

      (2) Interest on each Bond including accrued interest to the date of deposit and interest, to the extent permitted by law, on overdue installments of interest at the rate borne by such Bond, (a) shall cease on the Maturity Date and Redemption Date as herein provided, provided that funds sufficient for the payment thereof with accrued interest and any premium have been deposited with the Paying Agent on or before the Maturity Date or Redemption Date, as the case may be, and in the case of redemption, that the requirements of Article III have been complied with, or (b) shall cease on any date on which such deposit has been made, and the Holder shall have no further rights with respect to the Bonds or under this Indenture except to receive the payment so deposited.

      (3) If any Bond is not presented for payment when due and funds sufficient to pay such Bond shall have been paid to the Trustee (or other Paying Agent, if any): (i) all liability of the Issuer for payment of such Bond shall forthwith cease, (ii) such Bond shall forthwith cease to be entitled to any lien, benefit or security under this Indenture, and the Holder of such Bond shall forthwith have no rights in respect thereof except to receive payment thereof, and (iii) the Trustee (or other Paying Agent, if any) shall hold such funds, without liability for interest thereon, for the benefit of the Holder of such Bond. In the event the Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the date fixed for redemption thereof or otherwise, if amounts sufficient to pay the Bond shall have been deposited with the Trustee for the benefit of the Holder thereof and shall have remained unclaimed for two years after such principal has become due and payable, such amounts shall be paid to the Treasurer of the State of Nebraska in accordance with Revised Statutes of Nebraska Sections 69-1301 to 69-1329 (1993), as amended, and all liability of the Issuer and the Trustee to the Holder thereof for the payment of the Bond shall forthwith cease, determine and be completely discharged; provided, however, that the Trustee, before being required to make any such payment to the Treasurer of the State of Nebraska, may cause to be published once in a financial newspaper or journal of general circulation in the State and in New York, New York, notice that such moneys remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such moneys then remaining will be paid to the Treasurer of the State of Nebraska. The cost of such publication shall be paid from the unclaimed amounts so held by the Trustee. The obligation of the Trustee under this Section to pay any such amounts to the Treasurer of the State of Nebraska shall be subject to any provisions of law applicable to the Trustee or to such amounts providing other requirements for disposition of unclaimed property.

      (4) If there is any Paying Agent who is not the Trustee, the Trustee will cause such Paying Agent to execute and deliver to it an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this
Section 6.5, that such Paying Agent will:

                  (A) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Bonds in trust for the benefit of the Holders of such Bonds until such sums shall be paid to such Holders or otherwise disposed of as herein provided; and

                  (B) at any time during the continuance of any default in the making of any such payment of principal (and premium, if any) or interest, upon the written request of the Trustee forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Trustee, acting as Paying Agent, shall also be bound by the terms of the foregoing requirements.


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
                                   ARTICLE VII

                                LETTER OF CREDIT


            Section 7.1 Delivery of Letter of Credit.

            Contemporaneously with the original issuance and delivery of the Bonds, the Bank will deliver the Original Letter of Credit to the Trustee for the account of the Company. The Letter of Credit shall be held by the Trustee in trust in order to provide for certain payments of the principal and purchase price of and the interest and premium, if any, on the Bonds, and the Trustee hereby accepts the Original Letter of Credit and agrees to accept any Alternate Letter of Credit and agrees to perform its obligations with respect thereto in accordance with the express terms and conditions of this Indenture, the Loan Agreement and the Letter of Credit.

      Section 7.2 Draws under the Letter of Credit.

            The Trustee agrees to draw moneys under the Letter of Credit in accordance with its terms to provide moneys sufficient for the payment in full of the principal of and interest and premium, if any, on the Bonds when due, whether at maturity or by acceleration and the payment in full of the purchase price of all Bonds to be purchased pursuant to Section 4.1 or 4.2 hereof on any date. In furtherance thereof the Trustee shall draw moneys under the Letter of Credit in the following circumstances and only in the following circumstances:

      (1) On or before 11:00 A.M., Nebraska time, on the Business Day immediately preceding any payment referred to in this subsection (1) is required to be made under this Indenture, the Trustee shall, without making any prior demand or claim upon the Company, make a drawing under and in accordance with the Letter of Credit so as to receive moneys thereunder on the date any payment referred to in this subsection (1) is required to be made under the Indenture, in an amount which will be sufficient for the payment in full of (i) accrued interest on the Bonds on such Interest Payment Date (ii) the principal of the Bonds upon the Stated Maturity of the Bonds (other than Company Bonds), and
(iii) the principal of and accrued interest and premium, if any, on the Bonds upon the redemption of such Bonds pursuant to Section 3.1(1), (2), (3) or (4) hereof.

      (2) On or before 11:00 A.M., Nebraska time, on the Business Day any payment referred to in this subsection (2) is required to be made under this Indenture or on any prior Business Day, the Trustee shall, without making any prior demand or claim upon the Company, make a drawing under and in accordance with the Letter of Credit so as to receive moneys thereunder in an amount which will be sufficient for the payment in full of the purchase price (including accrued interest) of all Bonds to be purchased pursuant to Section 4.1 or 4.2 hereof (which Sections do not include Company Bonds) on any date.

      (3) At any time on or after the date of declaration of acceleration, the Trustee shall, without making any prior demand or claim upon the Company, make a drawing under and in accordance with the Letter of Credit so as to receive moneys thereunder in an amount which will be sufficient for the payment in full of the principal of and interest due on the Bonds on such date of acceleration payment.

      (4) On or before 11:00 A.M., Nebraska time, on the Business Day immediately preceding the Discharge Date, the Trustee shall, without making any prior demand or claim upon the Company, make a drawing under and in accordance with the Letter of Credit so as to receive moneys thereunder in an amount which will be sufficient for the payment in full of the principal of and interest due on the Bonds on the Discharge Date. The Trustee shall immediately transfer funds received from a draw under the Letter of Credit to the Paying Agent.

      (5) The Trustee shall give the Company and the Issuer prompt telegraphic or telephonic notice of each drawing under the Letter of Credit with a copy to the Company and the Issuer. The Trustee shall immediately transfer funds received from a draw under the Letter of Credit to the Paying Agent.

            Section 7.3 Disposition of Moneys Drawn Under Letter of Credit.

            All amounts drawn by the Trustee under the Letter of Credit shall be applied, as follows:

            (1) Amounts drawn under the Letter of Credit pursuant to Section 7.2(1) hereof shall be deposited in the Letter of Credit Account in the Bond Fund and applied as provided in Section 6.3 hereof.

            (2) Amounts drawn under the Letter of Credit pursuant to Section 7.2(2) hereof shall be deposited in the Bond Purchase Fund and applied as provided in Section 6.4 hereof.

            (3) Amounts drawn under the Letter of Credit pursuant to Section 7.2(3) hereof shall be deposited in the Letter of Credit Account in the Bond Fund and applied as provided in Section 6.3 hereof.

            (4) Amounts drawn under the Letter of Credit pursuant to Section 7.2(4) hereof shall be deposited in a special escrow account and applied as provided in Section 7.2(4) hereof.

            Section 7.4 Alternate Letter of Credit.

            (1) At all times during the Letter of Credit Period, the Company is required to maintain the Letter of Credit with the Trustee at all times. At least 35 days prior to any Termination Date there must be delivered to the Trustee (who shall provide such information to the Remarketing Agent, Issuer and the Holders) (i) an Alternate Letter of Credit pursuant to Section 4.8 of the Loan Agreement, (ii) if the Letter of Credit is not an extension or renewal of the Original Letter of Credit, an opinion of Counsel for the Bank which is the issuer of the Alternate Letter of Credit to the effect that the Alternate Letter of Credit has been duly authorized, executed and delivered by the issuer thereof and is a valid and binding obligation of the issuer thereof and that payments of principal and interest on the Bonds with proceeds of a draw under the Alternate Letter of Credit will not constitute a voidable preference under 11 U.S.C,
Section 547 of the Federal Bankruptcy Code, and (iii) in case of any Alternate Letter of Credit which is not an extension or renewal of the Original Letter of Credit, either (a) written evidence from Moody's, if the Bonds are then rated by Moody's, and Standard & Poor's, if the Bonds are then rated by Standard & Poor's, in each case to the effect that (i) such Rating Agency has reviewed the proposed Alternate Letter of Credit and (ii) stating that its rating on the Bonds after the substitution of the proposed Alternate Letter of Credit for the Letter of Credit will not be lower than the rating given to the Bonds on the basis of the Letter of Credit being replaced or, (b) if the Bonds are not rated, evidence satisfactory to the Trustee and the Remarketing Agent that the senior debt of the issuer of the Alternate Letter of Credit or debt issues rated solely on the basis of letters of credit issued by the issuer of the Alternate Letter of Credit are rated by a Rating Agency in the same or a better category as the senior debt or debt issues rated solely on the basis of letters of credit issued by the issuer of the then effective Letter of Credit.

            (2) Upon delivery of such items, the Trustee shall accept such Alternate Letter of Credit and upon the date the Trustee is permitted to draw under such Alternate Letter of Credit promptly surrender the previously held Letter of Credit to the issuer thereof for cancellation; provided that if such Alternate Letter of Credit is an extension or renewal of the Original Letter of Credit, then the Trustee shall not be required to so surrender the Letter of Credit. Upon failure to deliver such items as set forth in this Section 7.4, the Bonds shall be subject to mandatory redemption in whole as provided in Section 3.1(3) (or purchase as provided in Section 4.9) and shall be paid from a draw under the Letter of Credit as provided in Section 7.2.

            Section 7.5 Reinstatement of Letter of Credit Upon Drawing Under
                        Section 7.2.

            Upon any drawing under the Letter of Credit under Section 7.2(2) hereof to pay the purchase price of Bonds to be purchased pursuant to Section
4.1 or 4.2 hereof, the Trustee shall promptly take the actions necessary to reinstate the amount that may be drawn under the Letter of Credit with respect to principal of the Bonds to 103 percent of the then Outstanding principal amount of the Bonds, plus interest thereon at 10% for 50 days during a Variable Rate Period or at the rate on the Bonds for 215 days during a Fixed Rate Period.

            Section 7.6 Pledge of Funds to Reimbursement Bank.

            Pursuant to the Reimbursement Agreement, the Company has pledged to Reimbursement Bank, and granted the Reimbursement Bank a security interest in, all of the Company's right, title and interest in and to all moneys and investments on deposit in the Funds. In connection therewith, the Trustee agrees to act as an agent for the Reimbursement Bank for the sole purpose of perfecting the Reimbursement Bank's security interest in all such moneys and investments; provided, however, that the Reimbursement Bank's security interest shall in all events be subject and subordinate to the lien granted to, and the security interest held by, Trustee with respect to such moneys and investments for the benefit of the Holders.

            Section 7.7 Grant of Subordinate Security Interest to Reimbursement
                        Bank.

            The Issuer hereby grants to the Reimbursement Bank a security interest in and lien upon all funds and accounts held in the Bond Fund and Construction Fund. In connection therewith, the Trustee agrees to act as an agent for the Reimbursement Bank for the sole purpose of perfecting the Reimbursement Bank's security interest in all such moneys and investments; provided however, that the Reimbursement Bank's security interest is and shall at all times be subordinate to the lien granted to, and the interest held by, the Trustee with respect to such moneys and investments for the benefit of the Holders of the Bonds to secure the payment of the principal of, premium, if any, and interest on the Bonds; and provided further, however, that the grant of this security interest by the Issuer to the Reimbursement Bank shall in no event be construed as imposing on the Issuer any obligation to make any payment to the Reimbursement Bank or perform any acts for the benefit of the Reimbursement Bank.


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                                  ARTICLE VIII

                                   INVESTMENTS


            Section 8.1 Investments by Trustee.

      (1) Except during the continuance of an Event of Default, and subject to the provisions of Section 8.2, moneys held for the credit of the Funds and Accounts established by Article V shall be held by the Trustee as required by law and shall at the written request of the Representative of the Company, to the extent practicable and permitted by the Act, be invested as received and reinvested by the Trustee in Permitted Investments (including investments in securities authorized by the Act, through a common trust fund or similar fund maintained by a bank exclusively for the collective investment and reinvestment of moneys contributed thereto by the bank in its capacity as trustee, certificates of deposit, and repurchase agreements); provided that Letter of Credit proceeds may only be invested in Government Obligations maturing at the earlier of 30 days from the date of purchase or when needed by the Trustee to make payments under the Indenture. The type, amount and maturity of such investments shall be as specified by the Representative of the Company; provided that sums in the Bond Fund may in any event only be invested in securities which mature or are subject to redemption or repurchase at the option of the Trustee on or prior to the date or dates on which the Trustee anticipates that cash funds will be required.

      (2) The Trustee shall sell and reduce to cash funds a sufficient portion of investments under the provisions of this Section whenever the cash balance in the fund for which the investment was made is insufficient for its current requirements. Securities so purchased as an investment of money shall be held by the Trustee, shall be registered in the name of the Trustee if registration is required, and shall be deemed at all times a part of the applicable Fund, and the interest accruing thereon and any profit realized from such investments shall be credited to the Fund from which the investment was made, subject to any transfer to another Fund as herein provided. Any loss resulting from such investment shall be charged to the Fund from which the investment was made.

      (3) The Trustee may purchase from or sell to itself, or through any affiliated company, as principal or agent, securities


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
herein authorized so long as such purchase or sale is at fair market value.

            Section 8.2 Return on Investments.

      (1) In directing investments pursuant to Section 8.3 of the Loan Agreement, the Company will not instruct the Trustee to use the proceeds of the Bonds or other sums pledged to the payment of the Bonds, directly or indirectly, to acquire any securities or obligations the acquisition of which would cause any of the Bonds to be an "arbitrage bond" as defined in Section 148 of the Code, and for this purpose the Trustee, in order to restrict yield on investments, may invest in SLGS (and accordingly is hereby authorized to act as agent of the Issuer for such purpose) as directed by the Company in writing. The Trustee shall be fully protected in relying on an opinion of Bond Counsel with respect to whether the acquisition of any securities or obligations would have the effect prohibited by this Section .

      (2) The Bonds are subject to the limitation on investment in nonpurpose obligations imposed by Section 148(d)(3) of the Code and Section 1.148-2(f)(2)(iv) of the Treasury Regulations (or any successor regulations). At no time during any Bond Year may the amounts in the Bond Fund which are (i) not entitled to a temporary period provided in 148(c) of the Code or the Treasury Regulations and (ii) in excess of one hundred fifty percent (150%) of the debt service on the Bonds for any Bond Year (which amount shall be promptly and appropriately reduced as the amount of outstanding obligations of the Bonds is reduced) be invested in nonpurpose obligations with a yield higher than the yield on the Bonds, and the Trustee may assume that investments directed by the Company do not violate such requirements. If the yield on non-purpose investments must be restricted, the yield on the Bonds shall be determined as provided in Section 1.148-4 of the Treasury Regulations (or any successor regulations) and the yield on the non-purpose investments shall be determined as provided in Section 1.148-5 of the Treasury Regulations. The Trustee shall acquire nonpurpose investments at their fair market value, provided that, in the case of any investment in United States Treasury obligations unless otherwise directed by the Company, the Trustee shall purchase such obligations directly from the United States Treasury, if such obligations are reasonably available to the Trustee for purchase, or, if such obligations are not so available, the Trustee


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shall purchase such obligations for the best price available in an arm's-length transaction, determined in accordance with the Trustee's customary procedure.

      (3) No moneys in any Fund or Account shall be invested in investments which cause the Bonds to be "federally guaranteed" within the meaning of Section 149(b) of the Code. If at any time the moneys in all Funds and Accounts relating to the Bonds exceed, within the meaning of Section 149(a) of the Code, (i) amounts invested for an initial temporary period until the moneys are needed for the purpose for which the Bonds were issued, (ii) investments of a bona fide debt service fund, and (iii) investments of a reserve which meet the requirement of Section 148(d) of the Code, then moneys in excess of such amounts shall be invested at the direction of the Company pursuant to Section 8.3 of the Loan Agreement in (A) bonds issued by the United States Treasury, (B) other investments permitted under regulations, or (C) obligations which are (a) not issued by, or guaranteed by, or insured by, the United States or any agency or instrumentality thereof or (b) not federally insured deposits or accounts, all within the meaning of Section 149(b) of the Code. The Trustee shall not take any action or do anything the effect of which shall be to cause the Bonds to be "federally guaranteed" within the meaning of Section 149(b) of the Code.

      (4) The provisions of this Section 8.2 shall survive so long as the Trustee holds any amounts under the Indenture.

            Section 8.3 Computation of Balances in Fund.

      In computing the assets of any Fund established hereunder, investments and accrued but unpaid interest thereon shall be deemed a part thereof, and such investments shall be valued at the lesser of its purchase price (plus or minus premium or discount, as the case may be, amortized on a straight-line basis) or its par value, or at the redemption price thereof, if then redeemable at the option of the Holder.

            Section 8.4 Rebate to United States.

            The Bonds are subject to the rebate to the United States of earnings in excess of the yield on the Bonds imposed by Section


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
148 of the Code and Section 1.148-3 of the Treasury Regulations. The Trustee shall enforce the obligations of the Company with respect to rebate pursuant to
Section 7.7(20) of the Loan Agreement, but shall have no obligation to calculate the amount of, or make, any required rebate as provided in Section 7.7(20) of the Loan Agreement.


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
                                   ARTICLE IX

                                DISCHARGE OF LIEN


            Section 9.1 Discharge of Lien and Security Interests.

            (1) If during the Fixed Rate Period the Issuer shall pay or cause to be paid in full the principal of and the interest on the Bonds with Available Moneys from the proceeds of a draw on the Letter of Credit or other Available Moneys, and has made arrangements satisfactory to the Trustee for the giving of notice of redemption, if any, with consent of the Issuer and the Bank, then the lien hereof, these presents and the Trust Estate and the security interests shall cease, determine and be void.

            (2) Upon the lien hereof, these presents and the Trust Estate and the security interests ceasing, determining and being void as provided in the preceding paragraph, the Trustee shall, upon receipt of evidence satisfactory to it that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, (a) cancel and discharge this Indenture and the security interests, (b) cancel and return the Letter of Credit to the Bank,
(c) execute and deliver to the Issuer such instruments in writing as shall be required to cancel and discharge this Indenture and the security interests, and
(d) apply any moneys and investments held in the Bond Fund and the Bond Purchase Fund in accordance with Sections 6.3 and 6.4 hereof, respectively. All moneys then held in the Bond Fund for the purpose of paying Bonds which have not yet been presented for payment and all moneys then held in the Bond Purchase Fund for the purpose of paying the purchase price of Bonds which have not yet been presented for purchase shall be held thereafter in trust solely for the Holders of such Bonds pending the payment thereof to such Holders.

            Section 9.2 Discharge of the Indenture.

            Notwithstanding the fact that the lien of this Indenture upon the Trust Estate may have been discharged and canceled in accordance with Section
9.1 hereof, this Indenture and the rights granted and duties imposed hereby, to the extent not inconsistent with the fact that the lien upon the Trust Estate may have been discharged and canceled, shall nevertheless continue and subsist until the principal of and the interest on, all of the Bonds and all other amounts payable by the Company under the Loan Agreement


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
shall have actually been paid in full and the Trustee shall have applied in accordance with Section 6.3 and 6.4, all funds theretofore held by the Trustee for payment of any Bonds not theretofore presented for payment or purchase, as the case may be, which funds shall be held in trust solely for the Holders of such Bonds pending their application in accordance herewith.

            Section 9.3 Tax Call.

            Notwithstanding any provisions herein to the contrary, if (1) the Bonds have been discharged under Section 9.1 hereof, (2) any principal thereof has not become due and payable, and (3) the Company is required to provide for the prepayment of the Unpaid Bonds under Section 7.8 of the Loan Agreement if a Determination of Taxability should occur, the Trustee shall undertake to prepay the Bonds due under Section 3.1(2) hereof, and this obligation of the Trustee shall survive release and discharge of this Indenture.

            Section 9.4 Completion of Project.

      If (1) provision should be made under this Article IX for discharge of the Bonds prior to completion of the Project, (2) the Project has not been abandoned, (3) proceeds of the Bonds (including interest thereon) not applied towards payment of the Bonds or reimbursement of the Reimbursement Bank remain in the Construction Fund, and (4) provision is not otherwise made for disposition of such Bond proceeds in a separate agreement to which the Issuer is a party, then the Trustee shall continue to administer the Construction Fund for purposes of applying such proceeds towards payment of Project Costs as provided in this Indenture until such Bond proceeds are exhausted or the Project is completed, whereupon any surplus Bond proceeds in the Construction Fund shall be remitted to the Company.


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
                                    ARTICLE X

                         DEFAULT PROVISIONS AND REMEDIES


            Section 10.1 Events of Default.

            Each of the following events is hereby defined as, and declared to be and to constitute, an "Event of Default" hereunder:

      (1) default in the due and punctual payment of any interest on any Bond;
or

      (2) default in the due and punctual payment of the principal of any Bond at its Maturity; or

      (3) default in the due and punctual payment of the purchase price of Bonds required to be purchased pursuant to Section 4.1 when payment of such amount has become due and payable; or

      (4) receipt by the Trustee of a written notice from the Reimbursement Bank of an event of default under the Reimbursement Agreement and a written demand by the Reimbursement Bank for acceleration of the Bonds; or

      (5) receipt by the Trustee, following a draw under the Letter of Credit to pay interest on the Outstanding Bonds, of a written notice from the Bank that the amount available to be drawn under the Letter of Credit with respect to interest will not be reinstated in full; or

      (6) the date on which the Bank notifies the Trustee or the date that the Trustee otherwise ascertains that a Bank Insolvency has occurred.

            Section 10.2 Acceleration.

      (1) Upon the occurrence of any Event of Default (other than as described in Section 10.1(4) hereof) described in Section 10.1 hereof, the Trustee shall, by notice in writing delivered to the Issuer, the Company, the Reimbursement Bank and Holders of Bonds Outstanding, declare the principal of and any interest accrued on all Bonds immediately due and payable, whereupon the same shall become immediately due and payable anything herein or in the Bonds to the contrary notwithstanding.


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      (2) Upon the occurrence and continuance of an Event of Default referred to in subsection (4) of Section 10.1 hereof, the Trustee shall, at the direction of the Reimbursement Bank, either (A) declare the principal of the Bonds and the interest accrued thereon to be payable, whereupon the same shall become immediately due and payable anything herein or in the Bonds to the contrary notwithstanding or (B) call for the purchase of all Bonds as provided in Section
4.9. Upon an acceleration under clause (A), the Bonds and the interest thereon shall forthwith be paid in accordance with this Indenture.

      (3) Upon any declaration of acceleration, or occurrence resulting in acceleration, under this Section 10.2, the Trustee shall immediately declare the Basic Payments required to be made by the Company under the Loan Agreement to be immediately due and payable in accordance with Section 9.2 of the Loan Agreement and, if the Letter of Credit is in effect, shall draw on the Letter of Credit in accordance with Section 7.2(3) hereof.

      (4) Upon any acceleration required under this Section 10.2, interest shall cease to accrue on the Bonds as of the date of declaration of such acceleration.

            Section 10.3 Remedies.

      (1) Subject to the provisions of Section 10.2, upon the occurrence of an Event of Default and acceleration of the Bonds, the Trustee may proceed to pursue any available remedy by suit at law or in equity to enforce all rights of the Bondholders, including without limitation the right to the payment of the principal or premium, if any, and interest on the then Outstanding Bonds. Upon the occurrence of an Event of Default under the Loan Agreement, the Trustee may also enforce any and all rights of the Issuer thereunder. The Issuer may also exercise any of its Reserved Rights provided in the Loan Agreement.

      (2) If any Event of Default shall have occurred (other than an Event of Default described in subsection (4) or (5) of Section 10.1), and if it shall have been requested so to do by the Holders of seventy-five percent (75%) in aggregate principal amount of the then Outstanding Bonds, and if it shall have received an indemnity bond as provided in Section 11.1 hereof, the Trustee shall be obliged to exercise such rights and powers conferred on the Trustee by this Section and Section 10.2 as the Trustee (being advised by Independent Counsel), shall deem most expedient in the interests of


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the Bondholders; provided, however, that the Trustee shall have the right to decline to comply with any such request if the Trustee shall be advised by Independent Counsel that the action so requested may not lawfully be taken or if the Trustee in good faith shall determine that such action would be unjustly prejudicial to the Bondholders not parties to such request.

      (3) No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy (i) given to the Trustee or to the Holders hereunder or (ii) now or hereafter existing at law or in equity or by statute.

      (4) No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

      (5) No waiver of any Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent Event of Default or impair any rights or remedies consequent thereon.

            Section 10.4 Direction of Proceedings by Bondholders.

            The Holders of seventy-five percent (75%) in aggregate principal amount of the then Outstanding Bonds shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture and the Loan Agreement or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

            Section 10.5 Waiver of Stay or Extension Laws.

            Upon the occurrence of an Event of Default, to the extent that such rights may then lawfully be waived, neither the Issuer nor anyone claiming through it or under it shall or will set up, claim, or seek to take advantage of any appraisement, valuation,


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stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, but the Issuer, for itself and all who may claim through or under it, hereby waives to the extent that it lawfully may do so the benefit of all such laws and all right of appraisement and redemption to which it may be entitled under the laws of the State of Nebraska.

            Section 10.6 Priority of Payment and Application of Moneys.

      All moneys drawn by the Trustee under the Letter of Credit in connection with any Event of Default shall be deposited in the Letter of Credit Account in the Bond Fund and all other moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall be deposited in the General Account in the Bond Fund, all such moneys shall be applied, subject to the provisions of Article VI, as follows:

      (1) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

            FIRST: To the payment of the Persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the Persons entitled thereto, without any discrimination or privilege;

            SECOND: To the payment to the Persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due in the order of their due dates with interest on such Bonds at the rate last borne by the Bonds from the respective dates upon which they became due and, if the amount available shall not be sufficient to pay in full the unpaid principal on Bonds due on any particular due date, then to the payment ratably, according to the amount of principal and premium, if any, due on such date, to the persons entitled thereto, without any discrimination or privilege;

            THIRD: To reimburse the Reimbursement Bank (to the extent not reimbursed by the Company) for drawings under the Letter of Credit and for all other amounts owing to the Reimbursement Bank under the Reimbursement Agreement or any related documents and to pay all amounts due or payable to Issuer or Trustee;


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            FOURTH: To pay all amounts due or payable to Issuer or Trustee; and

            FIFTH: To the payment of principal of and interest on Company Bonds in the same order of priority as specified in the preceding two clauses.

      (2) If the principal of all Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds (other than Company Bonds) without preference or priority of principal or any redemption premium over interest or of interest over principal or any redemption premium, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto, without any discrimination or privilege.

      (3) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of paragraph (2) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (1) of this Section .

            Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section , such moneys shall be applied by it at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall (i) fix the date upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue and (ii) on or before such date set aside the moneys necessary to effect such application; provided that if the Bonds are secured by a Letter of Credit interest shall cease to accrue on the Bonds as of the date of declaration of acceleration. The Trustee shall give to the Bondholders Notice by Mail of the deposit with it of any such moneys and of the fixing of any such date. Neither the Trustee nor any Paying Agent shall be required to make payment to the Holder of any Bond until such Bond shall be presented to the


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
Trustee for appropriate endorsement or for cancellation if fully paid.

            Whenever all Bonds and interest thereon have been paid under the provisions of this Section 10.6, and all expenses and charges of the Trustee and the Issuer have been paid, any balance remaining shall be paid to the person entitled to receive the same pursuant to Section 14.9.

            Section 10.7 Remedies Vested in Trustee.

            All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Holders of the Bonds, and any recovery or judgment shall be for the equal benefit of the Holders of the Outstanding Bonds to the extent and in the manner provided herein. The Issuer and the Trustee hereby agree, without in any way limiting the effect and scope thereof, that the pledge and assignment hereunder to the Trustee of all rights included within the Trust Estate shall constitute an agency appointment coupled with an interest on the part of the Trustee which, for all purposes of this Indenture, shall be irrevocable and shall survive and continue in full force and effect notwithstanding the bankruptcy or insolvency of the Issuer or its default hereunder or on the Bonds.

            Section 10.8 Rights and Remedies of Holders.

            No Holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture, the Loan Agreement and the Letter of Credit or for the execution of any trust hereof or any remedy hereunder or thereunder or for the appointment of a receiver, unless: (i) a default thereunder shall have become an Event of Default and the Holders of seventy-five percent (75%) in aggregate principal amount of the Bonds then Outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereunder granted or to institute such action, suit or proceeding in its own name; (ii) such Holders shall have offered to indemnify the Trustee as provided in Section 11.1; and (iii) the Trustee shall thereafter fail or refuse to exercise within a reasonable period of time the remedies hereunder granted, or to institute such action, suit or proceeding in its own name. Such notification, request and offer of indemnity are hereby declared in every such case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, the Loan Agreement or the Letter of Credit, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more Holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture, by its, his or their action or to enforce any right thereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Holders of all Bonds then Outstanding; provided, however, that nothing herein shall be construed to preclude any Bondholder from enforcing, or impair the right of any Bondholder to enforce, the payment by the Trustee of principal of, and interest and premium, if any, on any Bond of such Bondholder at or after its date of maturity, if and to the extent that such payment is required to be made to such Bondholder by the Trustee from available funds in accordance with the terms hereof.

            Section 10.9 Termination of Proceedings.

            In case the Trustee shall have proceeded to enforce any right under this Indenture, the Loan Agreement or the Letter of Credit, by the appointment of a receiver, by entry and possession or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored to their former positions and rights hereunder with respect to the property herein conveyed, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

            Section 10.10 Waiver of an Event of Default.

            The Trustee may waive any Event of Default (other than the Event of Default described in subsections (4) and (5) of Section 10.1) and its consequences and shall do so upon written request of the Holders of a majority in aggregate principal amount of all the Bonds then Outstanding. The Events of Default set forth in subsections 10.1(4) and (5) of Section 10.1 may not be waived.

No such waiver or rescission shall extend to any subsequent or other Events of Default, or impair any right consequent thereon. Notwithstanding the foregoing, in no event shall the Trustee waive an Event of Default described in Section 10.1(1), (2), (3) or (6) without the prior written consent of all Holders.

                                   ARTICLE XI

                                   THE TRUSTEE


            Section 11.1 Acceptance of the Trustee.

            The Trustee, prior to the occurrence of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture; and no implied covenants or obligations should be read into this Indenture against the Trustee. In case an Event of Default has occurred, the Trustee agrees to perform such trusts as an ordinarily prudent trustee under a corporate indenture, but in any such event, only upon and subject to the following express terms and conditions:

      (1) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers, or employees, but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to advice of counsel concerning all matters of trusts hereof and duties hereunder, and may in all cases pay such reasonable compensation to any attorney, agent, receiver or employee retained or employed by it in connection herewith. The Trustee may act upon the written opinion or written advice of Bond Counsel or counsel acceptable to the Bondholders, surveyor, engineer or accountant selected by it in the exercise of reasonable care or, if selected or retained by the Issuer, approved by the Trustee in the exercise of such care, provided that the only legal advice or opinion that the Trustee may rely upon for purposes of securing advice or an opinion relating to the tax exempt status of the Bonds is given by Bond Counsel. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

      (2) The Trustee shall not be responsible for any recital herein, or in the Bonds (except with respect to the certificate of the Trustee endorsed on the Bonds) or for the investment of moneys as herein provided or for the validity of the execution by the Issuer of this Indenture, or of any supplemental indentures or instruments of further assurance, or for the sufficiency of any security for the Bonds issued hereunder or intended to be secured hereby, or for the value of title of the property herein conveyed, if any, or otherwise as to the maintenance of the security hereof; except as otherwise provided in Section 5.4 and except that in the event the Trustee enters into possession of a part or all of the property conveyed pursuant to any provisions of this Indenture, it shall use due diligence in preserving such property. The Trustee may, but shall be under no duty to, require of the Company full information and advice as to the performance of the covenants, conditions and agreements in the Loan Agreement as to the condition of the Project and the performance of all other obligations thereunder and shall use its best efforts to advise the Issuer and the Company of any impending Event of Default known to the Trustee.

      (3) The Trustee shall not be accountable for the use or application by the Company of any of the Bonds or the proceeds thereof (except as herein expressly provided) or for the use or application of any money paid over by the Trustee in accordance with the provisions of this Indenture or for the use and application of money received by any Paying Agent. The Trustee may become the owner of Bonds secured hereby with the same rights it would have if not Trustee.

      (4) The Trustee shall be protected in acting upon any written notice, order, requisition, request, consent, certificate, opinion (including an opinion of Independent Counsel or Bond Counsel), affidavit, letter, telegram or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Holder of any Bond, shall be conclusive and binding upon all future Holders of the same Bond and upon Bonds issued in exchange therefor, upon transfer thereof, or in place thereof.

      (5) As to the existence or non-existence of any fact or as to the sufficiency or authenticity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate of the Issuer signed by its Executive Director under the seal of the Issuer as sufficient evidence of the facts stated therein as the same appear from the books and records under the Executive Director's custody or control or are otherwise known to him. The Trustee may accept a certificate of the Executive Director of the Issuer under the seal of the Issuer to the effect that a motion or resolution in the form therein set forth has been adopted by the governing body of the Issuer as conclusive evidence that such motion or resolution has been duly adopted, and is in full force and effect, and may accept such motion or resolution as


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sufficient evidence of the facts stated therein and the necessity or expediency of any particular dealing, transaction or action authorized or approved thereby, but may at its discretion, secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

      (6) The Trustee shall not be answerable except for its negligence or willful misconduct.

      (7) The Trustee shall not be personally liable for any debts contracted or for damages to persons or to personal property injured or damaged, or for salaries or nonfulfillment of contracts during any period in which it may be in possession of or managing the real and tangible personal property as in this Indenture provided.

      (8) At any and all reasonable times, the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect any and all of the property comprising the Project, including all books, papers and records of the Company pertaining to the Project and the Bonds, and to take such memoranda from and with regard thereto as may be desired.

      (9) The Trustee shall not be required to give any bond or surety with respect to the execution of said trusts and powers or otherwise in respect to the premises.

      (10) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions (including opinions of Independent Counsel), appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or the taking of any other action by the Trustee.

      (11) Before taking any action under this Indenture other than by reason of an Event of Default under Section 10.1(4) or (5) or acceleration of the Bonds caused by an Event of Default under


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Section 10.1(4) or (5), the Trustee may require that it be furnished an indemnity bond satisfactory to it for the reimbursement of all expenses to which it may be put and to protect it against all liability except liability which is adjudicated to have resulted from the negligence or willful default of the Trustee, by reason of any action so taken by the Trustee.

            Section 11.2 Trustee's Fees, Charges and Expenses.

            The Trustee and any Paying Agent shall be entitled to payment and/or reimbursement for reasonable fees for services rendered hereunder and all advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee in and about the execution of the trusts created by this Indenture and in and about the exercise and performance of the powers and duties of the Trustee hereunder and for the reasonable and necessary costs and expenses incurred in defending any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the negligence or willful default of the Trustee). In this regard the Company has agreed to be obligated pursuant to Section 4.4 of the Loan Agreement for the payment of said fees, advances, counsel fees, costs and expenses and reference is hereby made to the Loan Agreement for the provisions so made; and the Issuer shall not be liable for the payment of such sums.

            Section 11.3 Notice to Holders of Default.

            The Trustee shall give to the Bondholders written notice of all Events of Default known to the Trustee, within sixty (60) days after the occurrence of an Event of Default; provided that, except in the case of an Event of Default in the payment of the principal of, interest or purchase price on any of the Bonds, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors or chief executive officer of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

            Section 11.4 Intervention by Trustee.

            In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel, as set forth in writing, has a material adverse effect on the interests of Holders of Bonds, the Trustee may intervene on behalf of Holders


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and shall do so if requested in writing by the Holders of at least twenty-five percent (25%) of the aggregate principal amount of Outstanding Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction in the premises.

            Section 11.5 Successor Trustee.

            Any corporation, association or agency into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor trustee and paying agent under this Indenture and vested with all of the title to the Trust Estate, and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 11.6 Resignation by Trustee.

            The Trustee and any successor trustee may at any time resign from the trusts hereby created by giving thirty (30) days written notice to the Issuer and to the Company and by first class mail to each Holder of Bonds as shown on the Bond Register; provided that such resignation shall only take effect upon the appointment of a successor trustee by the Holders or by the Issuer. Such notice to the Issuer and the Company may be served personally or sent by registered mail.

            Section 11.7 Removal of Trustee.

            The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee, to the Company and to the Issuer, and signed by the Holders of a majority in aggregate principal amount of then Outstanding Bonds or by the Issuer; provided that such removal shall take effect upon the appointment of the successor trustee by the Holders or by the Issuer.


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            Section 11.8 Appointment of Successor Trustee.

            In case the Trustee hereunder shall resign or be removed, or be dissolved or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Holders of a majority in aggregate principal amount of the then Outstanding Bonds, by an instrument or concurrent instruments in writing signed by such Holders, or by their attorney-in-fact, duly authorized, but only with the prior written consent of the Issuer and the Reimbursement Bank. Nevertheless, in case of such vacancy the Issuer by resolution of its governing body may appoint a temporary trustee to fill such vacancy until a successor trustee shall be appointed by the Holders in the manner above provided; and any such temporary trustee so appointed by the Issuer shall immediately and without further act be superseded by the Trustee so appointed by such Holders. Every such Trustee appointed pursuant to the provisions of this Section 11.8 shall be a trust company or bank having trust powers and having a reported capital and surplus not less than $25,000,000, if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms.

            Section 11.9 Acceptance by Successor Trustees.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, to the Company, the Remarketing Agent, the Reimbursement Bank, all Holders and the Issuer, an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessors as Trustee and Paying Agent; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor Trustee, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder, and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer reasonably be required by any successor Trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor trustee, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered


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by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be forthwith filed or recorded or both by the successor Trustee in each recording office where the Indenture shall have been filed or recorded or both.

            Section 11.10 Right of Trustee to Pay Taxes and Other Charges.

            If any tax, assessment or governmental or other charge upon any part of the Trust Estate is not paid as required herein, the Trustee may pay such tax, assessment or charge, without prejudice, however, to any rights of the Trustee or the Bondholders hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon (to the extent permitted by law) from the date of such payment until paid to the Trustee in full at a rate per annum equal to the Base Rate, shall become so much additional indebtedness secured hereby, and the same shall be given a preference in payment over the principal of and the interest on, the Bonds and shall be paid out of the revenues and receipts from the Trust Estate, if not otherwise caused to be paid; provided, however, that payments of any such tax, assessment or charge shall not have any such preference with respect to and shall not be paid from (i) amounts drawn (or deemed to have been drawn) under the Letter of Credit or held in the Letter of Credit Accounts in the Bond Fund or the Bond Purchase Fund or (ii) any proceeds from the remarketing of the Bonds by the Remarketing Agent pursuant to Section 4.4 hereof. The Trustee shall not be under an obligation to make any such payment unless it shall have been requested to do so by the Holders of at least 25% in principal amount of the Bonds then Outstanding and shall have been provided with sufficient moneys for the purpose of making such payment.

            Section 11.11 Trustees Protected in Relying Upon Resolutions.

            The resolutions, orders, requisitions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee.


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            Section 11.12 Successor Trustee as Custodian of Bond Fund and Paying
                          Agent.

            In the event of a change in the office of Trustee, the predecessor trustee which has resigned or been removed shall cease to be custodian of the funds prescribed in Article V and shall cease to act as the Paying Agent for principal and interest on the Bonds, and the successor trustee shall be and become such custodian and Paying Agent.

            Section 11.13 Co-Trustee.

            At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Issuer and the Trustee shall have the power to appoint, and, upon the request of the Trustee or of the Holders of at least fifty-one percent (51%) in aggregate principal amount of the then Outstanding Bonds, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more persons approved by the Trustee either to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such person or persons, in such capacity, such right to the Trust Estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Issuer and the Trustee may consider necessary or desirable subject to the remaining provisions of this Section 11.13.

            If the Issuer shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

            The Issuer shall execute, acknowledge and deliver all such instruments as may reasonably be required by any such co-trustee or separate trustee for more fully confirming such title, rights, powers, trusts, duties and obligations to such co-trustee or separate trustee.

            Every co-trustee or separate trustee shall, to the extent permitted by law but to such extent only, be appointed subject to the following terms, namely:


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      (1) The Bonds shall be authenticated and delivered, and all rights, powers, trusts, duties and obligations by this Indenture conferred upon the Trustee in respect of the custody, control or management of moneys, papers, securities and other personal property shall be exercised solely by the Trustee.

      (2) All rights, powers, trusts, duties and obligations conferred or imposed upon the trustees shall be conferred or imposed upon and exercised or performed by the Trustee, or by the Trustee and such co-trustee or co-trustees or separate trustee or separate trustees jointly, as shall be provided in the instrument appointing such co-trustee or co-trustees or separate trustee or separate trustees, except to the extent that, under the law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such act or acts shall be performed by such co-trustee or co-trustees or separate trustee or separate trustees.

      (3) Any request in writing by the Trustee to any co-trustee or separate trustee to take or to refrain from taking any action hereunder shall be sufficient warrant for the taking, or the refraining from taking, of such action by such co-trustee or separate trustee.

      (4) Any co-trustee or separate trustee may delegate to the Trustee the exercise of any right, power, trust, duty or obligation, discretionary or otherwise.

      (5) The Trustee at any time, by an instrument in writing, with the concurrence of the Issuer, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 11.13, and, in case of a continuing Event of Default the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 11.13.

      (6) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.


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      (7) Any demand, request, direction, appointment, removal, notice, consent, waiver or other action in writing delivered to the Trustee shall be deemed to have been delivered to each co-trustee or separate trustee.

      (8) Any moneys, papers, securities or other items of personal property received by any such co-trustee or separate trustee hereunder shall forthwith, so far as may be permitted by law, be turned over to the Trustee.

            Upon the acceptance in writing of such appointment by any such co-trustee or separate trustee, it or he shall be vested with such interest in and to the Trust Estate or any part thereof, and with such rights, powers, duties or obligations, as shall be specified in the instrument of appointment jointly with the Trustee (except insofar as local law makes it necessary for any such co-trustee or separate trustee to act alone) subject to all the terms of this Indenture. Every such acceptance shall be filed with the Trustee. Any co-trustee or separate trustee may, at any time by an instrument in writing, constitute the Trustee its or his attorney-in-fact and agent, with full power and authority to do all acts and things and to exercise all discretion on its or his behalf and in its or his name.

            In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights, powers, trusts, duties and obligations of said co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Trustee unless and until a successor co-trustee or separate trustee shall be appointed in the manner herein provided.

            Section 11.14 Obligation of Trustee as to Reporting.

            The Trustee shall, at the request of the Company, cause to be filed any reports lawfully required by any public agency to be filed under any applicable security laws and any other reports lawfully required by any public agency to be filed under the Act or any other applicable state law. For this purpose the Trustee is entitled to require the Company to cause to be furnished to the Trustee whatever information is necessary to comply with such reporting requirements at the Company's sole expense.


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            Section 11.15 Successor Paying Agent.

            The provisions of Sections 11.5 through 11.9 with respect to removal, resignation and appointment of a successor trustee shall be equally applicable to resignation, removal and appointment of a successor to the Paying Agent. The Trustee shall be eligible for appointment as successor to the Paying Agent.

            Section 11.16 Confirmation of the Trustee.

      (1) At any time while Bonds remain Outstanding under this Indenture and in any of the following circumstances, to the extent permitted by law, to-wit:

            (A) The Trustee is in doubt as to whether or not the Indenture or any Related Document or instrument requires Bondholders' consent or the consent of the Company, any guarantor, or the Issuer in connection with any proposed action;

            (B) The Trustee has substantial doubt as to whether its consent to a proposed action, although authorized, should in the particular circumstances be given;

            (C) The Trustee's consent is sought or deemed necessary in connection with a proposed action which is not specifically dealt with or contemplated by this Indenture or any other Related Document, or it is unclear whether this Indenture or other Related Document is intended to deal with the proposed action;

            (D) There is a disagreement between any of the parties to the Indenture or any other Related Document as to whether a proposed action may be taken or is required to be taken;

            (E) There appears to be a conflict, ambiguity or inconsistency between or among the provisions of this Indenture and any other Related Document other than as provided for in Sections 12.1 and 13.1 hereof;

            (F) There is doubt as to whether or not a proposed action falls within one of the provisions of Sections 12.1 and 13.1 hereof authorizing such action without Bondholders' consent;

            (G) Bondholders' consent is required by this Indenture or Related Document but consent cannot be obtained because:


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                  (i) it is not possible to comply with requirements of this
      Indenture or any other Related Document as to the notice to be given to Bondholders with respect to the proposed matter requiring consent, or

                  (ii) if action is to be taken at a meeting of Bondholders, the requisite number of Bondholders (the quorum) necessary to be present at a meeting in order for a proposed action to be taken was not present at such meeting or any adjourned meeting;

            (H) The Trustee wishes to depart from the procedures set forth in
Section 14.3 for purposes of calling or conducting a meeting of the Bondholders;

or in any other eventuality in which it shall be necessary to determine a question arising under or to construe this Indenture or any other Related Document, the Trustee may, and upon request of the Issuer, the Company or the Holders of 25% or more in principal amount of Outstanding Bonds shall petition a court of competent jurisdiction to amend or supplement the Loan Agreement or Indenture or any Related Document upon a proper showing of the necessity therefor.

      (2) In construing and interpreting this Indenture and any other Related Document, the objective shall always be to ascertain and effectuate the intention of the parties. So far as possible and appropriate, and to the extent that it does not conflict with the provisions of the Indenture or the other Related Documents, the principles of statutory construction shall be applied in the interpretation and construction of this Indenture and other Related Documents.

      (3) The Trustee or successor Trustee shall not be answerable for actions taken in compliance with any final order of the court. The Trustee or successor Trustee shall not be entitled to require an indemnity bond pursuant to Section 11.1(11), prior to taking any action directed by final order of the court.

            Section 11.17 Remarketing Agent.

            Norwest Bank Minnesota, National Association, is hereby appointed the Remarketing Agent. The Issuer shall, at the direction of the Company, appoint any successor Remarketing Agent (acceptable to the Reimbursement Bank) for the Bonds, subject to


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the conditions set forth in Section 11.18 hereof. Any successor Remarketing
Agent shall designate to the Issuer, the Trustee, the Reimbursement Bank and all Holders its principal office for purposes hereof, which shall be the office of such Remarketing Agent at which all notices and other communications in connection herewith may be delivered to it, and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Company, the Trustee and the Reimbursement Bank under which such Remarketing Agent will agree particularly to
(i) use its best efforts to sell any Bond delivered to the Trustee for purchase pursuant to Article IV and to assist the Company in selling such Bonds in a private placement to sophisticated investors, knowledgeable in making investments similar in the nature and character to the Bonds, who agree to purchase the Bonds for investment purposes only and without a view to re-sell or distribute the Bonds, (ii) notify the Trustee and Issuer by telephone, followed up in writing, on each Adjustment Date of the new Variable Rate, and (iii) keep books and records with respect to its activities hereunder available for inspection by the Issuer, the Trustee, the Company and the Reimbursement Bank at all reasonable times.

            Section 11.18 Qualifications of Remarketing Agent; Resignation;
                          Removal.

            The Remarketing Agent shall be an institution authorized by law to perform all the duties imposed upon it by this Indenture and the Remarketing Agreement. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture in accordance with the provisions of the Remarketing Agreement. The Remarketing Agent may be removed at any time, at the direction of the Company, in accordance with the provisions of the Remarketing Agreement. The Trustee shall give the Issuer, the Holders and the Reimbursement Bank notice of the resignation or discharge of the Remarketing Agent.


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                                   ARTICLE XII

                             SUPPLEMENTAL INDENTURES


            Section 12.1 Supplemental Indentures Not Requiring Consent of
                         Bondholders.

            The Issuer and the Trustee may, from time to time and at any time, without the consent of, or notice to, any of the Holders, and when so required by this Indenture shall, enter into an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof (which supplemental indenture or indentures shall thereafter form a part hereof), so as to thereby (1) cure any ambiguity or formal defect or omission in this Indenture or in any supplemental indenture, (2) grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Holders or the Trustee, (3) more precisely identify the Trust Estate, or any other property which may become a part of the Trust Estate, (4) subject to the lien and pledge of this Indenture additional revenues, properties or collateral,
(5) evidence the appointment of a separate trustee or a co-trustee or the succession of a new Trustee and/or Paying Agent hereunder, (6) modify, eliminate and/or add to the provisions of this Indenture to such extent as shall be necessary to prevent any interest on the Bonds from becoming taxable under the Federal income tax laws or to effect the qualification of this Indenture under the Trust Indenture Act of 1939, as then amended, or under any similar Federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by said Trust Indenture Act of 1939, excluding however the provisions referred to in Section 316(a)(2) of said Trust Indenture Act of 1939, (7) make any other change which is required by any provision of this Indenture or which is deemed by the Trustee necessary to reconcile the Indenture with the Related Documents, or any amendments thereto, or (8) make any other change which in the judgment of the Trustee is necessary or desirable and will not materially prejudice any Holder of a Bond.


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            Section 12.2 Supplemental Indentures Requiring Consent of Holders.

            Exclusive of supplemental indentures covered by Section 12.1 hereof and subject to the terms and provisions contained in this Section , and not otherwise, the Trustee, upon receipt of an instrument evidencing the consent to the below- mentioned supplemental indenture by the Holders of not less than fifty-one percent (51%) of the aggregate principal amount of the then Outstanding Bonds, shall join with the Issuer in the execution of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing herein contained shall permit or be construed as permitting (1) an extension of the maturity of the principal or of the interest on any Bond issued hereunder, or (2) a reduction in the principal amount of any Bond or the rate of interest thereon or any premium thereon, or (3) a privilege or priority of any Bond or Bonds over any other Bond or Bonds except as may be otherwise expressly provided herein, or (4) a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indenture, or (5) modifying any of the provisions of this Section without the consent of the Holders of one hundred percent (100%) of the principal amount of all Bonds adversely affected thereby ("100% Bondholders' Consent"); and provided further that in no event may the restrictions in this Indenture with respect to the transferability of Bonds be amended without the prior written consent of the Issuer.

            If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section which does not require 100% Bondholders' Consent, the Trustee shall, upon being satisfactorily indemnified by the Company with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed by first class mail, postage prepaid, to the Holders of the Bonds at the addresses shown on the Bond Register. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Bondholders. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to mail such notice to any particular Bondholder if notice was generally mailed to Bondholders, and any


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such failure shall not affect the validity of such supplemental indenture when consented to and approved as provided in this Section . If the Holders of not less than fifty-one percent (51%) in aggregate principal amount of the then Outstanding Bonds at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Holder of any Bond shall have any right to object to any of the terms and provisions contained herein or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and is deemed to be modified and amended in accordance herewith.

            Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XII which adversely affects the right of the Company under the Loan Agreement shall not become effective unless and until the Company shall have consented (either in writing or by inaction as provided below) to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture, together with a copy of the proposed supplemental indenture, to be mailed by certified or registered mail to the Company at least fifteen (15) days prior to the proposed date of execution and delivery of any such supplemental indenture. The Company shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee does not receive a letter signed by a Representative of the Company of protest or objection thereto on or before 4:30 o'clock P.M., Nebraska time, of the fifteenth day after the mailing of said notice and a copy of the proposed supplemental indenture to the Company unless such fifteenth day falls on a Sunday or legal holiday, in which event the letter of objection must be received on the next succeeding Business Day.

            Section 12.3 Rights of Trustee.

            If, in the opinion of the Trustee, any supplemental indenture provided for in this Article affects the rights, duties or immunities of the Trustee under this Indenture or otherwise, the Trustee may, in its discretion, decline to execute such supplemental indenture, except to the extent that this may be required in the case of a supplemental indenture entered into under
Section 12.1. The Trustee shall be entitled to receive, and shall


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be fully protected in relying upon, an opinion of Independent Counsel as conclusive evidence that any such supplemental indenture conforms to the requirements of this Indenture.

            Section 12.4 Consent of Reimbursement Bank.

            Notwithstanding the foregoing, the Trustee shall not enter into any supplemental indenture without first obtaining the prior written consent of the Reimbursement Bank, unless the Letter of Credit is not in full force and effect or if the Letter of Credit is dishonored after presentment of a draft and submission of all documentation required under the Letter of Credit.


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                                  ARTICLE XIII

                          AMENDMENTS TO LOAN AGREEMENT


            Section 13.1 Amendments Not Requiring Bondholder Consent.

            The Issuer and/or the Trustee may, without the consent of or notice to the Bondholders, consent to any amendment, change or modification of the Loan
Agreement:

      (1) which may be required or permitted without Bondholder consent by the provisions of the Loan Agreement or this Indenture;

      (2) for the purpose of curing any ambiguity or formal defect or omission;

      (3) to reconcile the Loan Agreement with any amendment or supplement to the Indenture; or

      (4) to effect any other change to the Loan Agreement which, in the judgment of the Trustee, will not materially prejudice any non-consenting Holder of a Bond.

            Section 13.2 Amendments Requiring Bondholder Consent.

            Except for amendments, changes or modifications as provided in
Section 13.1, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Loan Agreement, without the giving of notice and the written approval or consent of the Holders of not less than fifty-one percent (51%) in aggregate principal amount of the Bonds then Outstanding given and procured as provided in this Section ; provided that in no event shall such amendment, change or modification relieve the Company of the obligation under the Loan Agreement to make when and as due any payments required for the payment of principal, interest and any premium due or to become due on the Bonds unless the consent of the Holders of all Bonds adversely affected thereby is first secured. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of Loan Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided in Section
12.2 hereof with respect to
supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all Holders. The Trustee shall not, however, be subject to any liability to any Holder by reason of its failure to mail such notice to any particular Bondholder if notice was generally mailed to Bondholders, and any such failure shall not affect the validity of such amendment, change or modification when consented to and approved as provided in this Section . If the Holders of not less than fifty-one percent (51%) in aggregate principal amount of the Bonds then Outstanding at the time of the execution of any such amendment shall consent to the execution thereof as herein provided, no Holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such amendment, the Loan Agreement shall be deemed to be modified and amended in accordance therewith. Nothing in this Section contained shall permit or be construed as permitting any reduction in the payments required to be made (i) by Sections 4.2 or 4.3 of the Loan Agreement or
(ii) the Letter of Credit, or permitting a reduction or change in the Stated Maturities of the Bonds.

            Section 13.3 Consent of Reimbursement Bank.

            Notwithstanding the foregoing, the Trustee shall not enter into or otherwise consent to any amendment of the Loan Agreement without first obtaining the prior written consent of the Bank, unless the Letter of Credit is not in full force and effect or if the Letter of Credit is dishonored after presentment of a draft and submission of all documentation required under the Letter of Credit.


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                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS


            Section 14.1 Consent of Holders.

            Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Holders may be in any number of concurrent writings of similar tenor and must be signed or executed by such Holders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely:

      (1) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgements within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution.

      (2) The fact of the ownership by any person of Bonds and the amounts and numbers of such Bonds, and the date of the holding of the same, may be proved only by reference to the Bond Register.

            Section 14.2 Rights Under Indenture.

            With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give any person or company other than the parties hereto, and the Bondholders, any legal or equitable right, remedy, or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the Holders of the Bonds hereby secured as herein provided.

            Section 14.3 Meetings of Bondholders.

            (1) Unless the Bondholder is a single entity or controlled by a single entity, a meeting of Bondholders may be called at any time and from time to time pursuant to this Section to facilitate any of the following purposes:

                  (A) to give any notice to the Issuer, the Company or the
            Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default under this Indenture, or to take any other action authorized to be taken by the Bondholders under this Indenture;

                  (B) to remove the Trustee or to appoint a successor trustee pursuant to Sections 11.7 and 11.8 of this Indenture;

                  (C) to consent to the execution of a supplemental indenture pursuant to Section 12.2 hereof, or to consent to the execution of an amendment, change or modification of the Loan Agreement, or any of them, pursuant to Section 13.2 hereof; or

                  (D) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Bonds under any other provision of this Indenture or under applicable law.

            (2) Meetings of Bondholders may be held at such place or places as the Trustee or, in case of its failure to act, the Bondholders calling the meeting, shall from time to time determine.

            (3) Unless the Bondholder is a single entity or controlled by a single entity, the Trustee may at any time call a meeting of Bondholders to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Bondholders setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by first class mail, postage prepaid, to the Holders of the Bonds at the address shown on the Bond Register. Any failure of the Trustee to mail such notice to a particular Bondholder, or any defect therein shall not, however, in any way impair or affect the validity of any such meeting if notice was generally mailed to Bondholders. In the event that the Holders of


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
at least 10% in aggregate principal amount of the Outstanding Bonds shall have requested the Trustee to call a meeting of the Bondholders by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have accomplished the mailing of notice of such meeting within 20 days after receipt of such request, then such Bondholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in paragraph (1) of this Section by giving notice of such meeting in accordance with the provisions of this paragraph (3).

            (4) To be entitled to vote at any meeting of Bondholders, a person shall be a Holder of one or more Bonds Outstanding, or a person appointed by an instrument in writing as proxy for a Bondholder by such Bondholder. The only persons who shall be entitled to be present or to speak at any meeting of Bondholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee, Company, Issuer, Reimbursement Bank and their counsel.

            (5) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders in regard to proof of the ownership of Bonds and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the ownership of Bonds shall be proved in the manner specified in Section 14.1 of this Indenture and the appointment of any proxy shall be proved in the manner specified in said Section or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company authorized by said Section to certify to the ownership of Bonds:

            (A) The Trustee or, if the Bondholders have called the meeting, the Bondholders shall, by an instrument in writing, appoint a temporary chairperson of the meeting. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority of the Bonds represented at the meeting and entitled to vote.

            (B) At any meeting such Bondholder or proxy shall be entitled to one vote for each $5,000 of principal amount of

      Outstanding Bonds owned or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairperson of the meeting to be not Outstanding. The chairperson of the meeting shall have no right to vote, except as a Bondholder or proxy.

            (C) At any meeting of Bondholders, the presence of persons owning or representing Bonds in an aggregate principal amount sufficient under the appropriate provision of this Indenture to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of Bondholders duly called pursuant to this Section may be adjourned from time to time by vote of the Holders (or proxies for the Holders) of a majority of the Bonds represented at the meeting and entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice.

            (6) The vote upon any resolution submitted to any meeting of Bondholders shall be by written ballots on which shall be subscribed the signatures of the Bondholders or of their proxies and the number or numbers of the Bonds Outstanding held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Bondholders shall be prepared by the secretary of the meeting. The original reports of the inspectors of votes on any vote by ballot taken at such meeting, and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published or mailed as provided in this Section shall be attached to such record. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Issuer, another to the Company and another to the Trustee to be preserved by the Trustee, which copy shall have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

            (7) At any time prior to the preparation of the record of the meeting in accordance with the terms of this Section for delivery to the Trustee evidencing the taking of any action by the Holders of the percentage in aggregate principal amount of the Bonds specified in this Indenture in connection with such action, any Holder of a Bond the number of which is included in the Bonds, the Holders of which have consented to such action, may, by filing written notice with the Trustee at its principal corporate trust office and upon proof of holding as provided in Section 14.1 of this Indenture, revoke such consent so far as it concerns such Bond. Except as aforesaid, any such consent given by the Holder of any Bond shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Bond and of any Bond issued in exchange therefor, upon transfer thereof, or in lieu thereof, irrespective of whether or not any notation in regard thereto is made upon such Bond. Any action taken by the Holders of the percentage in aggregate principal amount of the Bonds specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Company, the Trustee and the Holders of all the Bonds.

            (8) Nothing in this Section 14.3 is intended to limit or prevent the Trustee from taking any action permitted under Section 11.16 of this Indenture, including but not limited to the Trustee's right to apply to a court of competent jurisdiction for confirmation of appointment, or for instructions in accordance with the provisions of Nebraska law.

            Section 14.4 Severability.

            If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

            The invalidity of any one or more phrases, sentences, clauses or paragraphs in this Indenture contained shall not affect the remaining portions of this Indenture or any part thereof.

            Section 14.5 Notices.

            All notices, certificates or other communications hereunder shall be in writing (except as otherwise expressly provided herein) and shall be sufficiently given and shall be deemed given when mailed by first class mail, postage prepaid, with proper address as indicated below. The Issuer, the Company, the Bank, the Bondholders and the Trustee may, by written notice given by each to the others, designate any address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Indenture. Until otherwise provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as follows:

      To the Issuer:          Nebraska Investment Finance Authority
                              200 Commerce Court
                              1230 O Street
                              Lincoln, Nebraska 68508
                              Attn:  Chief Operating Officer

      To the Company:         Transcrypt International, Inc.
                              4800 Northwest First Street
                              Lincoln, Nebraska 68521
                              Attn: President

      To the Trustee:         Norwest Bank Nebraska, National
                                Association
                              1919 Douglas Street
                              P.O. Box 3959
                              Omaha, Nebraska 68103
                              Attn:  Larry D. Loncke, Vice President
                                     Investment Management and Trust
                              Phone: (402) 536-2264
                              FAX: (402) 536-2285

      To the Bank:            Norwest Bank Minnesota, National
                                Association
                              Norwest Center
                              Sixth and Marquette
                              Minneapolis, Minnesota  55479-1026
                              Attn:  Corporation Law Division
                              Phone: (612) 667-2087
                              Fax: (612) 667-4399

      To the Reimbursement
        Bank:                 Norwest Bank Nebraska, National
                                Association
                              1919 Douglas Street
                              P.O. Box 3408
                              Omaha, Nebraska 68103
                              Attn: Dee Ann Wenger
                                    Assistant Vice President
                                    Corporate Banking Division
                              Phone: (402) 536-2627
                              Fax: (402) 536-2251

      To the Remarketing
       Agent:                 Norwest Bank Minnesota, National
                                Association
                              Norwest Center
                              Sixth and Marquette
                              Minneapolis, Minnesota  55479-0089
                              Attn: Structured Finance
                              Phone: (612) 667-3965
                              FAX: (612) 667-7266


            Section 14.6      Required Approvals; Rights of
                              Reimbursement Bank.

            Consents and approvals required by this Indenture to be obtained from the Company, the Issuer or the Trustee shall be in writing and shall not be unreasonably withheld or delayed. Notwithstanding any provisions herein to the contrary, any consent or approval otherwise required by this Indenture to be obtained from the Reimbursement Bank shall not be required, nor shall the Trustee be obligated hereunder to comply with any request or direction of the Reimbursement Bank, if the Letter of Credit is not in full force and effect (except for the payment to the Reimbursement Bank of any surplus sums and execution of any documents required hereunder or under the Reimbursement Agreement after a draw has been made under the Letter of Credit) or if the Letter of Credit is dishonored after presentment of a draft and submission of all documentation required under the Letter of Credit.

            Section 14.7 Counterparts.

            This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            Section 14.8 Limitation of Liability of Issuer and its Officers,
                         Employees and Agents.

            (1) No recourse under or upon any obligation, covenant, warranty or agreement contained in this Indenture or in the Bonds, or under any judgment obtained against the Issuer, or the enforcement of any assessment, or any legal or equitable proceedings by virtue of any constitution or statute or otherwise, or under any circumstances under or independent of this Indenture, shall be had against any of the members, officers or employees of the Issuer, as such, past, present or future of the Issuer, either directly or through the Issuer or otherwise, for the payment for or to the Issuer or any receiver thereof, or for or to any Bondholder of the Bonds, or otherwise, of any sum that may be due and unpaid by the Issuer upon the Bonds. Any and all personal liability of every nature whether at common law or in equity or by statute or by constitution or otherwise of any such Board member, officer or employee, as such, by reason of any act of omission on his or her part or otherwise, for the payment for or to any Bondholder of the Bonds or otherwise of any sum that may remain due and unpaid upon the Bonds hereby secured or any of them is, by the acceptance thereof, expressly waived and released as a condition of and in consideration for the execution of this Indenture and the issuance of the Bonds. Anything in this Indenture to the contrary notwithstanding, it is expressly understood by the parties hereto that (i) the Issuer may rely exclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Trustee or any Bondholder as to the existence of any fact or state of affairs; (ii) the Issuer shall not be under any obligation hereunder to perform any record keeping or to provide any legal services, it being understood that such services shall be performed or caused to be performed by the Trustee or by any Bondholder; and (iii) none of the provisions of this Indenture shall require the Issuer to expend or risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder. The Company has agreed, pursuant to its Loan Agreement, to pay any such costs or expenses or indemnify the Issuer for any liability which may be incurred by the Issuer.

            (2) No recourse for the payment of any part of the principal of, premium, if any, or interest on the Bonds or for the satisfaction of any liability arising from, founded upon or existing by reason of the issuance, purchase or ownership of the Bonds shall be had against any officer, director, member, agent or employee of the Issuer or the State, as such, all such liability being hereby expressly released and waived as a condition of and as a part of the consideration for the execution of this Indenture and the issuance of the Bonds. No member, officer, agent or employee of the Issuer shall be individually or personally liable for the payment of the principal or redemption price of or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

            Section 14.9 Amounts Remaining in Funds.

            Upon expiration or sooner termination of the Loan Agreement as provided therein or if the Reimbursement Bank elects to purchase Bonds pursuant to Section 4.9 or the Company elects to purchase Bonds pursuant to Section 3.1(3) and after adequate provision has been made to discharge or purchase the Bonds in accordance with Articles III, IV or XX and make all other payments required hereunder and under the Loan Agreement, the Trustee forthwith shall unless otherwise agreed by the Reimbursement Bank pay all remaining amounts in the Funds established in Article VI hereof to the Reimbursement Bank to the extent any sums are owed to the Reimbursement Bank under the Reimbursement Agreement (as determined and reported to the Trustee by the Reimbursement Bank) and, after payment of all amounts due or payable to Issuer and Trustee, the balance to the Company.

            IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name on its behalf by its Executive Director, and to evidence its acceptance of the trusts hereby created the Trustee has caused these presents to be signed in its name and behalf by its duly authorized officer, all as of the 1st day of March, 1997.

                                             NEBRASKA INVESTMENT FINANCE
                                             AUTHORITY

(SEAL)

                                             By_______________________________
                                               Its Executive Director





Indenture of Trust dated as of March 1, 1997, by and between the Nebraska Investment Finance Authority and Norwest Bank Nebraska, National Association.

                                          NORWEST BANK NEBRASKA,
                                          NATIONAL ASSOCIATION,
                                          As Trustee


                                          By____________________________
                                            Its_________________________




Indenture of Trust dated as of March 1, 1997, by and between the Nebraska Investment Finance Authority and Norwest Bank, National
Association.

                                    EXHIBIT A

                      Legal Description of Project Premises


      Lot One (1), Highlands Coalition 2nd Addition, Lincoln,
      Lancaster County, Nebraska

                                   EXHIBIT B-1



                                                [Date]




Nebraska Investment Finance
 Authority
200 Commerce Court
1230 O Street
Lincoln, NE 68508

Norwest Bank Nebraska,
 National Association
1200 O Street
Lincoln, NE 68508

Norwest Bank Minnesota,
 National Association
Sixth & Marquette Avenue
Minneapolis, MN 55402

      Re: $2,850,000 Variable Rate Demand Industrial Development Bonds, Series 1997 (Transcrypt International, Inc. Project)

Ladies and Gentlemen:

      The undersigned purchaser (the "Purchaser") has agreed to purchase $2,850,000 aggregate principal amount of the above-referenced securities (the "Securities"), in a transaction scheduled to close on _____________________ and in connection therewith represents to each of the above-named addressees the following:

      1.    The Purchaser is a duly registered investment company as defined in
            Section 3(a) of the Investment Company Act of 1940, as amended, and is duly and legally authorized to purchase the Securities.

      2. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Securities.

      3. The Purchaser is purchasing the Securities for its own account and not with a view to distributing the Securities; provided that the Purchaser may exercise its right to dispose of its investments consistent with applicable federal and state securities laws. The Purchaser understands that the transfer of Bonds is restricted and subject to certain conditions as set forth in the Bonds and the Indenture.

      You should not construe or interpret any of the foregoing representations as a waiver or release of any rights, claims or causes of action that the Fund might have now or in the future under any federal or state securities law or rule or court decision applicable to its investment in the Securities.

                                          Yours very truly,

                                          ______________________________



                                    By:   ______________________________

                                          Its __________________________

                                   EXHIBIT B-2



                                                [Date]




Nebraska Investment Finance
 Authority
200 Commerce Court
1230 O Street
Lincoln, NE 68508

Norwest Bank Nebraska,
 National Association
1200 O Street
Lincoln, NE 68508

Norwest Bank Minnesota,
 National Association
Sixth & Marquette Avenue
Minneapolis, MN 55402

                                   $2,850,000
                      Nebraska Investment Finance Authority
            Variable Rate Demand Industrial Development Revenue Bonds
                    (Transcrypt International, Inc. Project)
                                   Series 1997

Ladies and Gentlemen:

      In connection with the purchase of $________________ of the above-referenced Bonds (the "Bonds"), the undersigned (the "Purchaser") hereby certifies as follows:

      1. The Purchaser understands that it will not receive from the Nebraska Investment Finance Authority (the "Issuer"), Kutak Rock, as Bond Counsel and as Issuer's counsel ("Kutak Rock"), or any of their governing bodies or members or any of their officers, employees, partners or agents, any information with respect to the use of the proceeds of the Bonds and the Project (as defined in the Trust Indenture dated as of March 1, 1997 (the "Trust Indenture") between the Issuer and Norwest Bank Nebraska,

National Association, as trustee (the "Trustee"), the Bonds, the provision for payment thereof, the security therefor or the sufficiency of such provisions for payment thereof and security therefor, except such information that is contained in and can be provided by delivery of:

            (a) the Indenture;

            (b) the Loan Agreement (the "Loan Agreement") dated as of __________________, 1997 between the Issuer and Transcrypt International, Inc. (the "Borrower");

            (c) the Irrevocable Letter of Credit (the "Letter of Credit") delivered by Norwest Bank Minnesota, National Association in its capacity as issuer of the Letter of Credit (the "Letter of Credit Issuer");

            (d) the Remarketing Agreement (the "Remarketing Agreement") dated as of March 1, 1997 between the Borrower and Norwest Bank Minnesota, National Association, in its capacity as remarketing agent (the "Remarketing Agent");

            (e) the Placement Memorandum (the "Placement Memorandum") prepared on behalf of the Borrower and made available to the undersigned by Norwest Bank Minnesota, National Association in its capacity as placement agent or in its capacity as Remarketing Agent (the "Agent"); and

            (f) the Closing Certificate of the Borrower, the Borrower's Cost Certificate, the opinions of Issuer's Counsel and counsel to the Borrower, and any other documentation and items to be executed or delivered in connection with the issuance of the Bonds.

      Copies of each of the documents referred to above (the "Transaction Documents") have been provided to the Purchaser by the Borrower or the Agent or any of their counsel, and have reviewed by the Purchaser prior to its purchase of the Bonds (the Transaction Documents, together with any information and documents incorporated therein by reference, the "Document Information"). In addition, information, data, financial statements and other matters which have been specifically requested by the Purchaser from the Letter of Credit Issuer (or other sources at the direction of the Letter of Credit Issuer), have been provided to the Purchaser and reviewed by the Purchaser prior to its purchase of the Bonds (the "Additional Information").

      2. Neither the Issuer, Kutak Rock, their governing bodies, their members nor any of their officers, employees, partners or agents will have any responsibility to the Purchaser for the accuracy or completeness of information obtained by the Purchaser from any source regarding (including, but not limited to, payment and security information with respect to Bonds), the Project, the Borrower, the Letter of Credit, or the Letter of Credit Issuer or related assets, businesses, circumstances, financial condition and properties, or, regarding the Bonds, the provisions for payment thereof or the sufficiency of any security therefor and, in each case, including, without limitation, any information specifically provided by any of such parties contained in the Document Information. The Purchaser acknowledges that, as between the Purchaser and such parties: (a) the Purchaser has assumed responsibility for requesting and obtaining such information and making such review as the Purchaser has deemed necessary or desirable in connection with its decision to purchase the Bonds, and (b) the Document Information and the Additional Information constitute all the information and, with the investigation made by the Purchaser (including specifically its investigation of the Borrower, the Letter of Credit, the Letter of Credit Issuer and the Project) prior to its purchase of the Bonds, all the review that the Purchaser has deemed necessary or desirable in connection with its decision to purchase the Bonds.

      3. The Purchaser has been offered copies of or full access to each of the Transaction Documents and all documents relating to the terms and conditions of the offering and the issuance of the Bonds (including, but not limited to, payment and security information with respect to the Bonds), and all records, reports, financial statements and other information concerning the Borrower, the Letter of Credit, the Letter of Credit Issuer and the Project and pertinent to the source of payment and security for the Bonds which, as a reasonable investor, the Purchaser has requested and to which, as a reasonable investor, the Purchaser would attach significance in making investment decisions.

      4. The Purchaser has had a reasonable opportunity to meet with a representative of the Borrower, the Agent and the Letter of Credit Issuer and has been afforded the opportunity to ask such questions of such representatives of the Borrower and the

Letter of Credit Issuer as the Purchaser has deemed necessary in making its investment decisions, including, but not limited to, the circumstances under which the Bonds may be redeemed, in whole or in part, prior to its maturity, credit and reinvestment risks associated with redemption, the procedure for periodically resetting the interest rate on the Bonds, the credit risks associated with the sources of payments made on, or with respect to, the Bonds, the corporate relationship among the Letter of Credit Issuer, the Agent and the Trustee and the consequences of a "Determination of Taxability" (as such term is defined in the Trust Indenture) and has based its decision to invest in the Bonds solely (i) on its own investigation, including, without limitation, its review of such documents, records, reports, financial statements and other information concerning the Borrower, the Letter of Credit, the Letter of Credit Issuer and the Project and discussions with representatives of the Borrower, the Agent and the Letter of Credit Issuer and (ii) in reliance upon the Document Information and the Additional Information. The Purchaser is familiar with the condition, financial and otherwise, of the Borrower and the Letter of Credit Issuer and the Borrower and the Agent have made available to the Purchaser the opportunity to request and obtain additional information to verify the accuracy of the information supplied and to evaluate the merits and risks of an investment in the Bonds.

      5. The Purchaser is either a bank, registered investment company, insurance company or other "accredited investor" as defined in Rule 501 of Regulation D of the United States Securities and Exchange Commission. The Purchaser can bear the economic risk of the purchase of the Bonds and has such knowledge and experience in business and financial matters, including the analysis of a participation in the purchase of similar investments, as to be capable of evaluating the merits and risks of the investment represented by the purchase of the Bonds and is aware of the intended use of the proceeds and the risks involved therein.

      6. The Bonds have been purchased for the account of the Purchaser for investment and not with a view to the distribution, transfer or resale thereof. The Purchaser intends to hold the Bonds for its own account and for an indefinite period of time and does not intend to dispose of all or any portion of the Bonds and understands that transfer of the Bonds is restricted pursuant to the terms of the Trust Indenture (as further described in paragraph 12 below).


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      7. The Purchaser is duly and legally authorized to purchase obligations such as the Bonds and the Bonds are a lawful investment for it under all applicable laws.

      8. The Purchaser has not relied and will not rely on any action taken by the Issuer, including, but not limited to, issuance of the Bonds, as evidenced that the Project financed with the proceeds of the Bonds complies with the provisions of any legislation.

      9. The Purchaser has carefully read the Document Information and the Additional Information in its entirety and understands the risks described therein and understands and acknowledges that there may exist other risks with respect to the Bonds that are not described therein and understands, and agrees to undertake, the action and costs identified in the Trust Indenture to be taken and incurred by the Purchaser.

      10. The Purchaser acknowledges that no credit rating has been sought or obtained with respect to the Bonds and acknowledges that the Bonds are a speculative investment and that there is a high degree of risk in such investment.

      11. The Purchaser has read the approving opinion of Kutak Rock, in its capacity as bond counsel, regarding the Bonds and upon which it is entitled to reply with respect to the matters contained therein.

      12. The Purchaser acknowledges and represents that it has been advised that the Bonds are not registered under the Securities Act of 1933, as amended (the "1933 Act"), or any federal or state securities agency or commission, and that the Borrower is not presently required to register under Section 12 of the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The undersigned will not offer, sell or otherwise dispose of all or any part of or interest in the Bonds, except (i) in full good faith compliance with all securities applicable state and federal laws, (ii) with full and accurate disclosure of all material facts to the prospective purchase(s) or transferee(s), and (iii) either under effective federal and state registration statements (which neither the Issuer nor the Company shall in any way be obligated to provide) or pursuant to exemptions from such registrations. The Purchaser therefore realizes that, if and when the Purchaser wishes to resell the Bonds, there may not be available current business and financial information about the


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Borrower or the Project or the Letter of Credit Issuer. Further, no trading market now exists for the Bonds. Finally, the Purchaser understands that transfer of the Bonds is restricted pursuant to the terms of the Trust Indenture and other sections of this Investor Letter, including, but not limited to, the requirement that each purchaser or transferee of the Bonds sign an investor letter substantially identical to this letter and otherwise in form satisfactory to the Issuer and Issuer's counsel prior to the date on which any such sale or transfer is to be completed. Accordingly, the Purchaser understands that it may need to bear the risks of this investment for an indefinite time since any sale or transfer prior to the maturity of the Bonds may not be possible or may be at a price below that which the Purchaser is paying for the Bonds.

      13. The Purchaser is sufficiently knowledgeable and experienced in financial and business matters, including the purchase and ownership of municipal and other tax-exempt obligations, to be able to evaluate the risks and merits of the investment represented by the purchase of the Bonds and is aware of the use of the proceeds of the Bonds and the risks involved therein.

      14. The Purchaser understands that (a) neither the Bonds nor the Loan Agreement are secured by any obligation or pledge of any moneys received or to be received from taxation or from the State of Nebraska or any political subdivision or taxing authority thereof, and that neither the Bonds nor the Loan Agreement will ever represent or constitute a general obligation, debt, bonded indebtedness or pecuniary obligation of the Issuer, the State of Nebraska or any political subdivision thereof, and that no right will exist to have taxes levied by the State of Nebraska or any political subdivision thereof for the payment of principal or of interest on the Bonds or the Loan Agreement, (b) the Issuer has no taxing power, and (c) the Bonds are limited obligations of the Issuer, payable solely out of and secured by income and revenues related to the Project and the Letter of Credit, as pledged pursuant to the Trust Indenture.

      15. The Purchaser will not offer, sell or otherwise dispose of the Bonds, except (i) in full good faith compliance with all applicable state and federal securities laws, (ii) with full and accurate disclosure of all material facts to the prospective purchaser(s) or transferee(s), (iii) either under effective federal and state registration statements (which neither the


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Issuer nor the Borrower shall in any way be obligated to provide) or pursuant to exemptions from such registrations, (iv) in whole, and not in part and (v) to a purchaser or transferee who agrees to sign an investor letter substantially identical to this letter and otherwise in form satisfactory to the Issuer and Issuer's Counsel.

      16. The Purchaser has been informed by the Issuer and agrees that stop transfer notations may be made on the Bonds or any other documents evidencing ownership of the Bonds to the effect that the Bonds have not been registered under the Securities Act of 1933 or the applicable state "Blue Sky" laws and that the Bonds may not be disposed of unless it is registered thereunder or are resold or otherwise disposed of pursuant to an exemption from such registration.

      17. The Purchaser understands that any liability of the Issuer to the Purchaser is limited to the Issuer's interest in the Loan Agreement and the Purchaser shall look exclusively thereto for payment on the Bonds and that no recourse for the payment of any part of the principal of, premium, if any, or interest on the Loan Agreement or the Bonds or for the satisfaction of any liability arising from, founded upon or existing by reason of the issuance, purchase or ownership of the Bonds shall be had against any officer, director, member, agent or employee of the Issuer or the State of Nebraska, as such, all such liability being hereby expressly released and waived as a condition of and as a part of the consideration for the issuance of the Bonds.

      18. The Purchaser understands that not recourse under or upon any obligations, covenant or agreement contained in the Trust Indenture, the Loan Agreement or the Bonds, or under any judgment obtained against the Issuer, or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of the Trust Indenture, the Loan Agreement or the Bonds, shall be had against the Issuer. Anything in the Trust Indenture, the Loan Agreement or the Bonds to the contrary notwithstanding, it is expressly understood by the Purchaser that (a) the Issuer may rely exclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Purchaser as to the existence of any fact or state of affairs; (b) the Issuer shall not be under any obligation to perform any record keeping or to


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provide any legal services, it being understood that such services shall be performed either by the Purchaser, the Trustee or the Borrower and the Issuer shall not be under any obligation to perform any duties under the Trust Indenture or the Loan Agreement except as may be required by the terms thereof and only upon the written direction to the Issuer by the Purchaser; and (c) none of the provisions of the Trust Indenture, the Loan Agreement or the Bonds require the Issuer to expend or risk its own funds or to otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, unless it shall first have been adequately indemnified by the Purchaser to its satisfaction against the cost, expenses and liability which may be incurred thereby. The Purchaser agrees to provide, or cause to be provided, to the Issuer, as requested by the Issuer, information with respect to the Bonds and the loan pursuant to the Loan Agreement and to notify the Issuer of any delinquencies or events of default under the Loan Agreement, the Letter of Credit or under any other agreement executed, or delivered, by the Borrower in connection with the issuance of the Bonds and of which the Purchaser is aware; provided, however, that no failure to provide such information or notice shall be deemed to prejudice the Purchaser's rights or recourse against the Borrower thereunder.

      THE UNDERSIGNED UNDERSTANDS THAT THE BONDS ARE NOT SECURED BY ANY OBLIGATION OR PLEDGE OF ANY MONEYS RECEIVED OR TO BE RECEIVED FROM TAXATION OR FROM THE STATE OF NEBRASKA OR ANY POLITICAL SUBDIVISION OR TAXING AUTHORITY THEREOF, AND THAT THE BONDS WILL NEVER REPRESENT OR CONSTITUTE A GENERAL OBLIGATION, DEBT, BONDED INDEBTEDNESS OR PECUNIARY OBLIGATION OF THE NEBRASKA INVESTMENT FINANCE AUTHORITY, THE STATE OF NEBRASKA OR ANY POLITICAL SUBDIVISION THEREOF AND THAT NO RIGHT EXISTS TO HAVE TAXES LEVIED BY THE STATE OF NEBRASKA OR ANY POLITICAL SUBDIVISION THEREOF FOR THE PAYMENT OF PRINCIPAL OF OR INTEREST ON THE BONDS. THE NEBRASKA INVESTMENT FINANCE AUTHORITY HAS NO TAXING POWER.

      19. The undersigned acknowledges that it has been advised that Issuer's counsel has also served as counsel to the Company in connection with certain matters (not directly related to the Bonds) and the undersigned hereby expressly releases and waives any conflict of interest reflected in such representation and any liability of Issuer's counsel or the Issuer as a consequence thereof.


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      20. The undersigned acknowledges that it has been advised that Bond
Counsel has also served as counsel to the Company in connection with the execution and delivery by the Company of the Loan Agreement and the Note and other matters related to the Bonds and the undersigned hereby expressly releases and waives any conflict of interest reflected in such representation and any liability of Bond Counsel or the Issuer as a consequence thereof.

      21. It is understood that the Purchaser has undertaken to verify the accuracy, completeness and truth of any statements made or omitted to be made concerning any of the material facts relating to this transaction, including information regarding the business and financial condition of the Letter of Credit Issuer, the Borrower and the Project, and including, but not limited to, the circumstances under which the Bonds may be redeemed prior to its maturity, in whole or in part, and any credit and reinvestment risks associated with redemption, the procedure for periodically resetting the interest rate on the Bonds and the credit risks associated with the sources of payments made on, or with respect to, the Bonds. The Purchaser has conducted its own investigation to the extent it deems necessary. The Purchaser has been offered an opportunity to have made available to it any and all such information it might request from the letter of Credit Issuer, the Borrower and the Agent. On this basis, it is agreed by acknowledgement of this Investor Letter that the Purchaser hereto is relying solely on the Borrower and other sources identified by the Borrower and is not relying on any party or person, including the Issuer or Issuer's Counsel or Bonds Counsel, to undertake the furnishing or verification of information relating to this transaction or to evaluate the merits of the investment in the Bonds.

      22. The Purchaser agrees that any government approvals of the Bonds for the purpose of the federal tax laws do not constitute a review or approval by any elected official or the State of Nebraska of the credit of the Letter of Credit Issuer, nor the Borrower, nor any guaranty by an elected official of the State of Nebraska of repayment of the Bonds.

      All confirmations, affirmations, statements and provisions of the Purchaser in this Investor Letter are made solely and exclusively for the benefit of the Issuer, Issuer's Counsel and Bond Counsel in connection with its purchase of the Bonds. In no event shall any other party, including specifically, without


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limitation, the Borrower, be entitled to rely in any way upon any such confirmation, affirmation, statement or provision.

      The foregoing representation shall survive the execution and delivery to the Purchaser of the Bonds and the instruments and documents contemplated thereby.

                                          Very truly yours,



                                          By:__________________________
                                             Purchaser

Received and Acknowledged by
NEBRASKA INVESTMENT FINANCE AUTHORITY



________________________________________
Executive Director


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